                                                                     EXHIBIT 4.9
                                                                  EXECUTION COPY


================================================================================





                                  METLIFE, INC.

                                       AND

                          BANK ONE TRUST COMPANY, N.A.,
                           AS PURCHASE CONTRACT AGENT


                           PURCHASE CONTRACT AGREEMENT








                            Dated as of April 7, 2000




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

                                                     TABLE OF CONTENTS

                                                         ARTICLE I

                                  DEFINITIONS AND OTHER PROVISIONS OF GENERAL APPLICATION

Section 1.1        Definitions.............................................................................................1
Section 1.2        Compliance Certificates and Opinions...................................................................12
Section 1.3        Form of Documents Delivered to Agent...................................................................12
Section 1.4        Acts of Holders; Record Dates..........................................................................13
Section 1.5        Notices................................................................................................14
Section 1.6        Notice to Holders; Waiver..............................................................................16
Section 1.7        Effect of Headings and Table of Contents...............................................................16
Section 1.8        Successors and Assigns.................................................................................16
Section 1.9        Separability Clause....................................................................................16
Section 1.10       Benefits of Agreement..................................................................................16
Section 1.11       Governing Law..........................................................................................17
Section 1.12       Legal Holidays.........................................................................................17
Section 1.13       Counterparts...........................................................................................17
Section 1.14       Inspection of Agreement................................................................................17

                                                         ARTICLE II

                                                     CERTIFICATE FORMS

Section 2.1        Forms of Certificates Generally........................................................................17
Section 2.2        Form of Agent's Certificate of Authentication..........................................................19

                                                        ARTICLE III

                                                         THE UNITS

Section 3.1        Title and Terms; Denominations.........................................................................19
Section 3.2        Rights and Obligations Evidenced by the Certificates...................................................19
Section 3.3        Execution, Authentication, Delivery and Dating.........................................................20
Section 3.4        Temporary Certificates.................................................................................21
Section 3.5        Registration; Registration of Transfer and Exchange....................................................21
Section 3.6        Book-Entry Interests...................................................................................23
Section 3.7        Notices to Holders.....................................................................................23
Section 3.8        Appointment of Successor Clearing Agency...............................................................24
Section 3.9        Definitive Certificates................................................................................24
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                                       i
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

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Section 3.10       Mutilated, Destroyed, Lost and Stolen Certificates.....................................................24
Section 3.11       Persons Deemed Owners..................................................................................25
Section 3.12       Cancellation...........................................................................................26
Section 3.13       Establishment of Stripped Units........................................................................26
Section 3.14       Reestablishment of Normal Units........................................................................28
Section 3.15       Transfer of Collateral upon Occurrence of Termination Event............................................29
Section 3.16       No Consent to Assumption...............................................................................30

                                                         ARTICLE IV

                                                   THE CAPITAL SECURITIES

Section 4.1        Payment of Distribution; Rights to Distributions Preserved; Notice.....................................30
Section 4.2        Notice and Voting......................................................................................31
Section 4.3        Distribution of Debentures.............................................................................31

                                                         ARTICLE V

                                          THE PURCHASE CONTRACTS; THE REMARKETING

Section 5.1        Purchase of Shares of Common Stock.....................................................................32
Section 5.2        Payment of Purchase Price; Remarketing.................................................................34
Section 5.3        Issuance of Shares of Common Stock.....................................................................38
Section 5.4        Adjustment of Settlement Rate..........................................................................39
Section 5.5        Notice of Adjustments and Certain Other Events.........................................................44
Section 5.6        Termination Event; Notice..............................................................................45
Section 5.7        Early Settlement.......................................................................................45
Section 5.8        Early Settlement Upon Merger...........................................................................47
Section 5.9        Charges and Taxes......................................................................................48
Section 5.10       No Fractional Shares...................................................................................49

                                                         ARTICLE VI

                                                          REMEDIES

Section 6.1        Unconditional Right of Holders to Purchase Common Stock................................................49
Section 6.2        Restoration of Rights and Remedies.....................................................................49
Section 6.3        Rights and Remedies Cumulative.........................................................................50
Section 6.4        Delay or Omission Not Waiver...........................................................................50
Section 6.5        Undertaking for Costs..................................................................................50
Section 6.6        Waiver of Stay or Extension Laws.......................................................................50
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

                                                        ARTICLE VII

                                                         THE AGENT
Section 7.1        Certain Duties and Responsibilities....................................................................51
Section 7.2        Notice of Default......................................................................................52
Section 7.3        Certain Rights of Agent................................................................................52
Section 7.4        Not Responsible for Recitals or Issuance of Units......................................................53
Section 7.5        May Hold Units.........................................................................................53
Section 7.6        Money Held in Custody..................................................................................53
Section 7.7        Compensation and Reimbursement.........................................................................53
Section 7.8        Corporate Agent Required; Eligibility..................................................................54
Section 7.9        Resignation and Removal; Appointment of Successor......................................................54
Section 7.10       Acceptance of Appointment by Successor.................................................................55
Section 7.11       Merger, Conversion, Consolidation or Succession to Business............................................56
Section 7.12       Preservation of Information; Communications to Holders.................................................56
Section 7.13       No Obligations of Agent................................................................................57
Section 7.14       Tax Compliance.........................................................................................57

                                                        ARTICLE VIII

                                                  SUPPLEMENTAL AGREEMENTS

Section 8.1        Supplemental Agreements Without Consent of Holders.....................................................57
Section 8.2        Supplemental Agreements with Consent of Holders........................................................58
Section 8.3        Execution of Supplemental Agreements...................................................................59
Section 8.4        Effect of Supplemental Agreements......................................................................59
Section 8.5        Reference to Supplemental Agreements...................................................................59

                                                         ARTICLE IX

                                         CONSOLIDATION, MERGER, SALE OR CONVEYANCE

Section 9.1        Covenant Not to Merge, Consolidate, Sell or Convey Property Except
                   Under Certain Conditions...............................................................................60
Section 9.2        Rights and Duties of Successor Corporation.............................................................60
Section 9.3        Opinion of Counsel Given to Agent......................................................................61
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

                                                         ARTICLE X

                                                         COVENANTS

Section 10.1       Performance Under Purchase Contracts...................................................................61
Section 10.2       Maintenance of Office or Agency........................................................................61
Section 10.3       Company to Reserve Common Stock........................................................................62
Section 10.4       Covenants as to Common Stock...........................................................................62
Section 10.5       Statements of Officer of the Company as to Default.....................................................62


EXHIBITS

EXHIBIT A                Form of Normal Units Certificate
EXHIBIT B                Form of Stripped Units Certificate
EXHIBIT C                Instruction from Purchase Contract Agent to Collateral Agent
EXHIBIT D                Instruction to Purchase Contract Agent
EXHIBIT E                Form of Remarketing Agreement
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                                       iv

             PURCHASE CONTRACT AGREEMENT, dated as of April 7, 2000, between MetLife, Inc., a Delaware corporation (the "Company"), and Bank One Trust Company, N.A., a national banking association, acting as purchase contract agent for the Holders of Units from time to time (the "Agent").

                                    RECITALS

             The Company has duly authorized the execution and delivery of this Agreement and the Certificates evidencing the Units.

             All things necessary to make the Purchase Contracts, when the Certificates are executed by the Company and authenticated, executed on behalf of the Holders and delivered by the Agent, as provided in this Agreement, the valid obligations of the Company, and to constitute this Agreement a valid agreement of the Company, in accordance with its terms, have been done.

                                   WITNESSETH:

             For and in consideration of the premises and the purchase of the Units by the Holders thereof, it is mutually agreed as follows:

                                    ARTICLE I

             DEFINITIONS AND OTHER PROVISIONS OF GENERAL APPLICATION

             Section 1.1 Definitions. For all purposes of this Agreement, except as otherwise expressly provided or unless the context otherwise requires:

             (a) the terms defined in this Article have the meanings assigned to them in this Article and include the plural as well as the singular; and nouns and pronouns of the masculine gender include the feminine and neuter genders;

             (b) all accounting terms not otherwise defined herein have the meanings assigned to them in accordance with generally accepted accounting principles in the United States;

             (c) the words "herein," "hereof" and "hereunder" and other words of similar import refer to this Agreement as a whole and not to any particular Article, Section or other subdivision;

             (d) the following terms have the meanings given to them in the
       Declaration: (i) Capital Securities Guarantee; (ii) Indenture and (iii) Liquidation Distribution; and

             (e) the following terms have the meanings given to them in this
       Section 1.1(e);

             "Act" when used with respect to any Holder, has the meaning specified in Section 1.4.

             "Affiliate" has the same meaning as given to that term in Rule 405 of the Securities Act or any successor rule thereunder.

             "Agent" means the Person named as the "Agent" in the first paragraph of this instrument until a successor Agent shall have become such pursuant to the applicable provisions of this Agreement, and thereafter "Agent" shall mean such Person.

             "Agent-purchased Treasury Consideration" has the meaning specified in Section 5.2(b)(i).

             "Agreement" means this instrument as originally executed or as it may from time to time be supplemented or amended by one or more agreements supplemental hereto entered into pursuant to the applicable provisions hereof.

             "Applicable Market Value" has the meaning specified in Section 5.1.

             "Bankruptcy Code" means title 11 of the United States Code, or any other law of the United States that from time to time provides a uniform system of bankruptcy laws.

             "Beneficial Owner" means, with respect to a Book-Entry Interest, a Person who is the beneficial owner of such Book-Entry Interest as reflected on the books of the Clearing Agency or on the books of a Person maintaining an account with such Clearing Agency (directly as a Clearing Agency Participant or as an indirect participant, in each case in accordance with the rules of such Clearing Agency).

             "Board of Directors" means either the Board of Directors of the Company or the Executive Committee of such Board or any other committee of such Board duly authorized to act generally or in any particular respect for the Board hereunder.

             "Board Resolution" means (i) a copy of a resolution certified by the Secretary or the Assistant Secretary of the Company to have been duly adopted by the Board of Directors and to be in full force and effect on the date of such certification, (ii) a copy of a unanimous written consent of the Board of Directors or (iii) a certificate signed by the authorized officer or officers to whom the Board of Directors has delegated its authority, and in each case, delivered to the Agent.

             "Book-Entry Interest" means a beneficial interest in a Global Certificate, ownership and transfers of which shall be maintained and made through book entries by a Clearing Agency as described in Section 3.6.

             "Business Day" means any day that is not a Saturday, Sunday or day on which banking institutions and trust companies in The City of New York or at a place of payment are authorized or required by law, regulation or executive order to close.

             "Capital Securities" means the 8% Capital Securities of the Trust, each having a stated liquidation amount of $50, representing, together with the Common Securities, undivided beneficial interests in the assets of the Trust.

             "Cash Merger" has the meaning set forth in Section 5.8.

             "Certificate" means a Normal Units Certificate or a Stripped Units Certificate.

             "Clearing Agency" means an organization registered as a "Clearing Agency" pursuant to Section 17A of the Exchange Act that is acting as a depositary for the Units and in whose name, or in the name of a nominee of that organization, shall be registered a Global Certificate and which shall undertake to effect book-entry transfers and pledges of the Units.

             "Clearing Agency Participant" means a broker, dealer, bank, other financial institution or other Person for whom from time to time the Clearing Agency effects book-entry transfers and pledges of securities deposited with the Clearing Agency.

             "Closing Price" has the meaning specified in Section 5.1.

             "Collateral" has the meaning specified in Section 2.1 of the Pledge Agreement.

             "Collateral Agent" means The Bank of New York, as Collateral Agent under the Pledge Agreement until a successor Collateral Agent shall have become such pursuant to the applicable provisions of the Pledge Agreement, and thereafter "Collateral Agent" shall mean the Person who is then the Collateral Agent thereunder.

             "Collateral Substitution" has the meaning specified in Section
       3.13.

             "Common Securities" has the meaning specified in Section 7.1 of the Declaration.

             "Common Stock" means the common stock, par value $0.01 per share, of the Company.

             "Company" means the Person named as the "Company" in the first paragraph of this instrument until a successor shall have become such pursuant to the applicable provision of this Agreement, and thereafter "Company" shall mean such successor.

             "Constituent Person" has the meaning specified in Section 5.4(b).

             "Corporate Trust Office" means the principal corporate trust office of the Agent at which, at any particular time, its corporate trust business shall be administered, which office at the date hereof is located at One North State Street, 9th Floor, Chicago, Illinois 60602, except that for purposes of Section 10.2, such term shall mean the office or agency of the Agent in the Borough of Manhattan, The City of New York, which office at the date hereof is located at 14 Wall Street, 8th Floor, New York, New York 10005.

             "Coupon Rate" means the percentage rate per annum at which each Debenture will bear interest initially.

             "Current Market Price" has the meaning specified in Section 5.4(a)(8).

             "Custodial Agent" means The Bank of New York, as Custodial Agent under the Pledge Agreement until a successor Custodial Agent shall have become such pursuant to the applicable provisions of the Pledge Agreement, and thereafter "Custodial Agent" shall mean the Person who is then the Custodial Agent thereunder.

             "Debentures" means the series of senior debt securities of the Company designated the 8% Debentures due 2005, to be issued under the First Supplemental Indenture, dated as of the date hereof, between the Company and The Bank of New York, as trustee.

             "Declaration" means the Amended and Restated Declaration of Trust, dated April 7, 2000, of MetLife Capital Trust I, among the Company, as the sponsor, the trustees named therein and the holders from time to time of undivided beneficial interests in the assets of the Trust.

             "Depositary" means, initially, DTC, until another Clearing Agency becomes its successor.

             "DTC" means The Depository Trust Company, the initial Clearing Agency.

             "Early Settlement" has the meaning specified in Section 5.7(a).

             "Early Settlement Amount" has the meaning specified in Section 5.7(a).

             "Early Settlement Date" has the meaning specified in Section
       5.7(a).

             "Early Settlement Rate" has the meaning specified in Section
       5.7(b).

             "Exchange Act" means the Securities Exchange Act of 1934 and any statute successor thereto, in each case as amended from time to time, and the rules and regulations promulgated thereunder.

             "Expiration Date" has the meaning specified in Section 1.4.

             "Expiration Time" has the meaning specified in Section 5.4(a)(6).

             "Failed Remarketing" has the meaning specified in Section
       5.2(b)(ii).

             "First Supplemental Indenture" means the First Supplemental Indenture, dated as of April 7, 2000, between the Company and The Bank of New York, as trustee.

             "Global Capital Security Certificate" means a certificate evidencing the rights and obligations of a Holder in respect of the number of Capital Securities specified on such certificate and which is registered in the name of a Clearing Agency or a nominee thereof.

             "Global Certificate" means a Certificate that evidences all or part of the Units and is registered in the name of a Depositary or a nominee thereof.

             "Holder" means the Person in whose name the Unit evidenced by a Normal Units Certificate and/or a Stripped Units Certificate is registered in the related Normal Units Register and/or the Stripped Units Register, as the case may be.

             "Indenture" means the Indenture, dated as of April 7, 2000, between the Company and The Bank of New York, as trustee.

             "Indenture Trustee" means The Bank of New York, a New York banking corporation, as trustee under the Indenture and the First Supplemental Indenture, or any successor thereto.

             "Issuer Order" or "Issuer Request" means a written order or request signed in the name of the Company by the Chief Executive Officer, the Chief Financial Officer, the President, any Vice-President, the Treasurer, any Assistant Treasurer, the Secretary or any Assistant Secretary (or other officer performing similar functions) of the Company and delivered to the Agent.

             "Merger Early Settlement" has the meaning specified in Section 5.8.

             "Merger Early Settlement Amount" has the meaning specified in
       Section 5.8.

             "Merger Early Settlement Date" has the meaning specified in Section 5.8.

             "NYSE" has the meaning specified in Section 5.1.

             "Normal Unit" means the collective rights and obligations of a Holder of a Normal Units Certificate in respect of a Capital Security or the appropriate Treasury Consideration, as the case may be, subject in each case to the Pledge thereof, and the related Purchase Contract.

             "Normal Units Certificate" means a certificate evidencing the rights and obligations of a Holder in respect of the number of Normal Units specified on such certificate, substantially in the form of Exhibit A hereto.

             "Normal Units Register" and "Normal Units Registrar" have the respective meanings specified in Section 3.5.

             "Officer's Certificate" means a certificate signed by the Chief Executive Officer, the Chief Financial Officer, the President, any Vice-President, the Treasurer, any Assistant Treasurer, the Secretary or any Assistant Secretary (or other officer performing similar functions) of the Company and delivered to the Agent.

             "Opinion of Counsel" means an opinion in writing signed by legal counsel, who may be an employee of or counsel to the Company or an Affiliate and who shall be reasonably acceptable to the Agent.

             "Opt-out Securities Treasury Consideration" has meaning specified in Section 5.2(b)(iv).

             "Outstanding" or "Outstanding Securities" means, as of the date of determination, all Normal Units or Stripped Units evidenced by Certificates theretofore authenticated, executed and delivered under this Agreement, except:

                   (i) If a Termination Event has occurred, (A) Stripped Units and (B) Normal Units for which the related Capital Security or the appropriate Treasury Consideration, or a Liquidation Distribution in respect of such Capital Security, as the case may be, has been theretofore deposited with the Agent in trust for the Holders of such Normal Units;

                   (ii) Normal Units and Stripped Units evidenced by
             Certificates theretofore cancelled by the Agent or delivered to the Agent for cancellation or deemed cancelled pursuant to the provisions of this Agreement; and

                   (iii) Normal Units and Stripped Units evidenced by
             Certificates in exchange for or in lieu of which other Certificates have been authenticated, executed on behalf of the Holder and delivered pursuant to this Agreement, other than any such Certificate in respect of which there shall have been presented to the Agent proof satisfactory to it that such Certificate is held by a bona fide purchaser in whose hands the Normal Units or Stripped Units evidenced by such Certificate are valid obligations of the Company;

       provided, that in determining whether the Holders of the requisite number of the Normal Units or Stripped Units have given any request, demand, authorization, direction, notice, consent or waiver hereunder, Normal Units or Stripped Units owned by the Company or any Affiliate of the Company shall be disregarded and deemed not to be outstanding, except that, in determining whether the Agent shall be protected in relying upon any such request, demand, authorization, direction, notice, consent or waiver, only Normal Units or Stripped Units which a Responsible Officer of the Agent knows to be so owned shall be so disregarded. Normal Units or Stripped Units so owned which have been pledged in good faith may be regarded as Outstanding Securities if the pledgee establishes to the satisfaction of the Agent the pledgee's right so to act with respect to such Normal Units or Stripped Units and that the pledgee is not the Company or any Affiliate of the Company.

             "Payment Date" means each February 15, May 15, August 15 and November 15, commencing August 15, 2000.

             "Person" means any individual, corporation, limited liability company, partnership, joint venture, association, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

             "Pledge" means the pledge under the Pledge Agreement of the Capital Securities, the Treasury Securities or the appropriate Treasury Consideration, in each case constituting a part of the Units, property, cash, securities, financial assets and security entitlements of the Collateral Agreement (as defined in the Pledge Agreement), the Debentures delivered to the Collateral Agent upon liquidation of the Trust, and any proceeds of any of the foregoing.

             "Pledge Agreement" means the Pledge Agreement, dated as of the date hereof, by and among the Company, the Collateral Agent, the Custodial Agent, the Securities Intermediary and the Agent, on its own behalf and as attorney-in-fact for the Holders from time to time of the Units.

             "Pledged Capital Securities" has the meaning set forth in the Pledge Agreement.

             "Pledged Treasury Consideration" has the meaning set forth in the Pledge Agreement.

             "Pledged Treasury Securities" has the meaning set forth in the Pledge Agreement.

             "Predecessor Certificate" means a Predecessor Normal Units Certificate or a Predecessor Stripped Units Certificate.

             "Predecessor Normal Units Certificate" of any particular Normal Units Certificate means every previous Normal Units Certificate evidencing all or a portion of the rights and obligations of the Company and the Holder under the Normal Units evidenced thereby; and, for the purposes of this definition, any Normal Units Certificate authenticated and delivered under Section 3.10 in exchange for or in lieu of a mutilated, destroyed, lost or stolen Normal Units Certificate shall be deemed to evidence the same rights and obligations of the Company and the Holder as the mutilated, destroyed, lost or stolen Normal Units Certificate.

             "Predecessor Stripped Units Certificate" of any particular Stripped Units Certificate means every previous Stripped Units Certificate evidencing all or a portion of the rights and obligations of the Company and the Holder under the Stripped Units evidenced thereby; and, for the purposes of this definition, any Stripped Units Certificate authenticated and delivered under Section 3.10 in exchange for or in lieu of a mutilated, destroyed, lost or stolen Stripped Units Certificate shall be deemed to evidence the same rights and obligations of the Company and the Holder as the mutilated, destroyed, lost or stolen Stripped Units Certificate.

             "Property Trustee" means The Bank of New York, as property trustee under the Declaration, or any successor thereto that is a financial institution unaffiliated with the Company.

             "Purchase Contract," when used with respect to any Unit, means the contract forming a part of such Unit and obligating the Company to sell and the Holder of such Unit to purchase Common Stock on the terms and subject to the conditions set forth in Article Five.

             "Purchase Contract Settlement Fund" has the meaning specified in
       Section 5.3.

             "Purchase Price" has the meaning specified in Section 5.1.

             "Purchased Shares" has the meaning specified in Section 5.4(a)(6).

             "Quarterly Payment Date" means each February 15, May 15, August 15 and November 15 commencing August 15, 2000.

             "Record Date" for the distribution payable on any Payment Date means, as to any Global Certificate, the Business Day next preceding such Payment Date, and as to any other Certificate, a day selected by the Company which shall be more than one Business Day but less than 60 Business Days prior to such Payment Date.

             "Register" means the Normal Units Register and the Stripped Units Register.

             "Registrar" means the Normal Units Registrar and the Stripped Units Registrar.

             "Remarketing Agent" has the meaning specified in Section 5.2(b)(i).

             "Remarketing Agreement" means the Remarketing Agreement to be entered into by and among the Company, the Trust, the Remarketing Agent and the Agent.

             "Remarketing Date" means the third business day preceding February 15, 2003.

             "Remarketing Fee" has the meaning specified in Section 5.2(b)(i).

             "Remarketing Value" has the meaning specified in Section 5.2(b)(i).

             "Reorganization Event" has the meaning specified in Section 5.4(b).

             "Responsible Officer" means, when used with respect to the Agent, any officer within the corporate trust department of the Agent (or any successor of the Agent), including any Vice President, any assistant Vice President, any assistant secretary, the treasurer, any assistant treasurer, any trust officer or any other officer of the Agent who customarily performs functions similar to those performed by the Persons who at the time shall be such officers, respectively, or to whom any corporate trust matter is referred because of such person's knowledge of and familiarity with the particular subject and who shall have direct responsibility for the administration of this Agreement.

             "Securities Act" means the Securities Act of 1933, as amended.

             "Securities Intermediary" means The Bank of New York, in its capacity as Securities Intermediary under the Pledge Agreement, together with its successors in such capacity.

             "Separate Capital Securities" has the meaning set forth in the Pledge Agreement.

             "Settlement Date" means any Early Settlement Date or Merger Early Settlement Date or the Stock Purchase Date.

             "Settlement Rate" has the meaning specified in Section 5.1.

             "Stated Amount" means, with respect to any one Capital Security, Normal Unit or Stripped Unit, $50.

             "Stock Purchase Date" means May 15, 2003.

             "Stripped Unit" means the collective rights and obligations of a holder of a Stripped Units Certificate in respect of a 1/20 undivided beneficial interest in a Treasury Security, subject in each case to the Pledge thereof, and the related Purchase Contract.

             "Stripped Units Certificate" means a certificate evidencing the rights and obligations of a Holder in respect of the number of Stripped Units specified on such certificate, substantially in the form of Exhibit B hereto.

             "Stripped Units Register" and "Stripped Units Registrar" have the respective meanings specified in Section 3.5.

             "Subsequent Remarketing Date" means, provided there has been one or more Failed Remarketings, the date on which the Remarketing Agent has conducted a successful remarketing in accordance with Section 5.2 hereof, such date in no event hereby later than four business days immediately preceding the Stock Purchase Date.

             "Termination Date" means the date, if any, on which a Termination Event occurs.

             "Termination Event" means the occurrence of any of the following events: (i) at any time on or prior to the Stock Purchase Date, a judgment, decree or court order shall have been entered granting relief under the Bankruptcy Code or any other similar Federal or state law, adjudicating the Company to be insolvent, or approving as properly filed a petition seeking reorganization or liquidation of the Company, and, unless such judgment, decree or order shall have been entered within 60 days prior to the Stock Purchase Date, such decree or order shall have continued undischarged and unstayed for a period of 60 days; or (ii) a judgment, decree or court order for the appointment of a receiver or liquidator or trustee or assignee in bankruptcy or insolvency of the Company or of its property, or for the winding up or liquidation of its affairs, shall have been entered, and, unless such judgment, decree or order shall have been entered within 60 days prior to the Stock Purchase Date, such judgment, decree or order shall have continued undischarged and unstayed for a period of 60 days, or (iii) at any time on or prior to the Stock Purchase Date the Company shall file a petition for relief under the Bankruptcy Code or any other similar federal or state law, or shall consent to the filing of a bankruptcy proceeding against it, or shall file a petition or answer or consent seeking reorganization or liquidation under the Bankruptcy Code or any other similar federal or state law, or shall consent to the filing of any such petition, or shall consent to the appointment of a receiver or liquidator or trustee or assignee in bankruptcy or insolvency of it or of its property, or shall make an assignment for the benefit of creditors, or shall admit in writing its inability to pay its debts generally as they become due.

             "Threshold Appreciation Price" has the meaning specified in Section 5.1.

             "TIA" means the Trust Indenture Act of 1939, as amended.

             "Trading Day" has the meaning specified in Section 5.1.

             "Treasury Consideration" means the Agent-purchased Treasury Consideration or the Opt-out Treasury Consideration.

             "Treasury Security" means a zero coupon U.S. Treasury security (CUSIP Number 912833FS4) maturing on May 15, 2003 that will pay $1,000 on such maturity date.

             "Trust" means MetLife Capital Trust I, a statutory business trust formed under the laws of the State of Delaware, or any successor thereto by merger or consolidation.

             "Underwriting Agreement" means the Underwriting Agreement dated April 4, 2000 among the Company, Metropolitan Life Insurance Company, the Trust and the underwriters named therein, as representatives of the underwriters.

             "Unit" means a Normal Unit or a Stripped Unit.

             "Vice-President" means any vice-president, whether or not designated by a number or a word or words added before or after the title "vice-president."

             Section 1.2 Compliance Certificates and Opinions. Except as otherwise expressly provided by this Agreement, upon any application or request by the Company to the Agent to take any action under any provision of this Agreement, the Company shall furnish to the Agent an Officer's Certificate stating that all conditions precedent, if any, provided for in this Agreement relating to the proposed action have been complied with and, if requested by the Agent, an Opinion of Counsel stating that, in the opinion of such counsel, all such conditions precedent, if any, have been complied with, except that in the case of any such application or request as to which the furnishing of such documents is specifically required by any provision of this Agreement relating to such particular application or request, no additional certificate or opinion need be furnished.

             Every certificate or opinion with respect to compliance with a condition or covenant provided for in this Agreement shall include:

             (1) a statement that the individual signing such certificate or opinion has read such covenant or condition and the definitions herein relating thereto;

             (2) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

             (3) a statement that, in the opinion of such individual, he or she has made such examination or investigation as is necessary to enable such individual to express an informed opinion as to whether or not such covenant or condition has been complied with; and

             (4) a statement as to whether, in the opinion of such individual, such condition or covenant has been complied with.

             Section 1.3 Form of Documents Delivered to Agent. In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

             Any certificate or opinion of an officer of the Company may be based, insofar as it relates to legal matters, upon a certificate or opinion of, or representations by, counsel, unless such officer knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to the matters upon which his certificate or opinion is based are erroneous. Any such certificate or Opinion of Counsel may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an officer or officers of the Company stating that the information with respect to such factual matters is in the possession of the Company unless such counsel knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to such matters are erroneous.

             Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Agreement, they may, but need not, be consolidated and form one instrument.

             Section 1.4 Acts of Holders; Record Dates. (a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Agreement to be given or taken by Holders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Holders in person or by agent duly appointed in writing; and, except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Agent and, where it is hereby expressly required, to the Company. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "Act" of the Holders signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Agreement and (subject to Section 7.1) conclusive in favor of the Agent and the Company, if made in the manner provided in this Section.

             (b) The fact and date of the execution by any Person of any such instrument or writing may be proved in any manner which the Agent deems sufficient.

             (c) The ownership of Units shall be proved by the Normal Units Register or the Stripped Units Register, as the case may be.

             (d) Any request, demand, authorization, direction, notice, consent, waiver or other Act of the Holder of any Certificate shall bind every future Holder of the same

Certificate and the Holder of every Certificate issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof in respect of anything done, omitted or suffered to be done by the Agent or the Company in reliance thereon, whether or not notation of such action is made upon such Certificate.

             (e) The Company may set any day as a record date for the purpose of determining the Holders of Outstanding Securities entitled to give, make or take any request, demand, authorization, direction, notice, consent, waiver or other action provided or permitted by this Agreement to be given, made or taken by Holders of Units. If any record date is set pursuant to this paragraph, the Holders of the Outstanding Normal Units and the Outstanding Stripped Units, as the case may be, on such record date, and no other Holders, shall be entitled to take the relevant action with respect to the Normal Units or the Stripped Units, as the case may be, whether or not such Holders remain Holders after such record date; provided that no such action shall be effective hereunder unless taken on or prior to the applicable Expiration Date by Holders of the requisite number of Outstanding Securities on such record date. Nothing in this paragraph shall be construed to prevent the Company from setting a new record date for any action for which a record date has previously been set pursuant to this paragraph (whereupon the record date previously set shall automatically and with no action by any Person be cancelled and of no effect), and nothing in this paragraph shall be construed to render ineffective any action taken by Holders of the requisite number of Outstanding Securities on the date such action is taken. Promptly after any record date is set pursuant to this paragraph, the Company, at its own expense, shall cause notice of such record date, the proposed action by Holders and the applicable Expiration Date to be given to the Agent in writing and to each Holder of Units in the manner set forth in Section 1.6.

             With respect to any record date set pursuant to this Section, the Company may designate any date as the "Expiration Date" and from time to time may change the Expiration Date to any earlier or later day; provided that no such change shall be effective unless notice of the proposed new Expiration Date is given to the Agent in writing, and to each Holder of Units in the manner set forth in Section 1.6, on or prior to the existing Expiration Date. If an Expiration Date is not designated with respect to any record date set pursuant to this Section, the Company shall be deemed to have initially designated the 180th day after such record date as the Expiration Date with respect thereto, subject to its right to change the Expiration Date as provided in this paragraph. Notwithstanding the foregoing, no Expiration Date shall be later than the 180th day after the applicable record date.

             Section 1.5 Notices. Any request, demand, authorization, direction, notice, consent, waiver or Act of Holders or other document provided or permitted by this Agreement to be made upon, given or furnished to, or filed with:

             (1) the Agent by any Holder or by the Company shall be sufficient for every purpose hereunder (unless otherwise herein expressly provided) if made, given, furnished or filed in writing and personally delivered, mailed, first-class postage prepaid, telecopied or delivered by overnight air courier guaranteeing next day delivery, to the Agent at One North State Street, 9th Floor, Chicago, Illinois 60602, Attn: Corporate Trust Administration, telecopy: (312) 407-1708, or at any other address furnished in writing by the Agent to the Holders and the Company; or

             (2) the Company by the Agent or by any Holder shall be sufficient for every purpose hereunder (unless otherwise herein expressly provided) if made, given, furnished or filed in writing and personally delivered, mailed, first-class postage prepaid, telecopied or delivered by overnight air courier guaranteeing next day delivery, to the Company at MetLife, Inc., One Madison Avenue, New York, New York 10010-3690, telecopy: (212) 578-0266, Attention: Treasurer, or at any other address furnished in writing to the Agent by the Company; or

             (3) the Collateral Agent by the Agent, the Company or any Holder shall be sufficient for every purpose hereunder (unless otherwise herein expressly provided) if made, given, furnished or filed in writing and personally delivered, mailed, first-class postage prepaid, telecopied or delivered by overnight air courier guaranteeing next day delivery, addressed to the Collateral Agent at The Bank of New York, 101 Barclay Street, Floor 21 East, New York, New York 10286, Attention: Dealing and Trading Group, David Kolibachuk, telecopy: (212) 815-7157, or at any other address furnished in writing by the Collateral Agent to the Agent, the Company and the Holders; or

             (4) the Property Trustee by the Company shall be sufficient for every purpose hereunder (unless otherwise herein expressly provided) if made, given, furnished or filed in writing and personally delivered, mailed, first-class postage prepaid, telecopied or delivered by overnight air courier guaranteeing next day delivery, addressed to the Property Trustee at The Bank of New York, 101 Barclay Street, Floor 21W, New York, New York 10286, Attention: Corporate Trust Administration, telecopy:
       (212) 815-5915 or at any other address furnished in writing by the Property Trustee to the Company; or

             (5) the Indenture Trustee by the Company shall be sufficient for every purpose hereunder (unless otherwise herein expressly provided) if made, given, furnished or filed in writing and personally delivered or mailed, first-class postage prepaid, telecopied or delivered by overnight air courier guaranteeing next day delivery, addressed to the Indenture Trustee at The Bank of New York, 101 Barclay Street, Floor 21W, New York, New York 10286, Attention: Corporate Trust

       Administration, telecopy: (212) 815-5915 or at any other address furnished in writing by the Indenture Trustee to the Company.

             Section 1.6 Notice to Holders; Waiver. Where this Agreement provides for notice to Holders of any event, such notice shall be sufficiently given (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid, to each Holder affected by such event, at its address as it appears in the applicable Register, not later than the latest date, and not earlier than the earliest date, prescribed for the giving of such notice. In any case where notice to Holders is given by mail, neither the failure to mail such notice, nor any defect in any notice so mailed to any particular Holder shall affect the sufficiency of such notice with respect to other Holders. Where this Agreement provides for notice in any manner, such notice may be waived in writing by the Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Holders shall be filed with the Agent, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.

             In case by reason of the suspension of regular mail service or by reason of any other cause it shall be impracticable to give such notice by mail, then such notification as shall be made with the approval of the Agent shall constitute a sufficient notification for every purpose hereunder.

             Section 1.7 Effect of Headings and Table of Contents. The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

             Section 1.8 Successors and Assigns. All covenants and agreements in this Agreement by the Company shall bind its successors and assigns, whether so expressed or not.

             Section 1.9 Separability Clause. In case any provision in this Agreement or in the securities shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions hereof and thereof shall not in any way be affected or impaired thereby.

             Section 1.10 Benefits of Agreement. Nothing in this Agreement or in the Units, express or implied, shall give to any Person, other than the parties hereto and their successors hereunder and, to the extent provided hereby, the Holders, any benefits or any legal or equitable right, remedy or claim under this Agreement. The Holders from time to time shall be beneficiaries of this Agreement and shall be bound by all of the terms and conditions hereof and of the Units evidenced by their Certificates by their acceptance of delivery of such Certificates.

             Section 1.11 Governing Law. This Agreement and the Units shall be governed by and construed in accordance with the laws of the State of New York, without regard to its principles of conflicts of laws.

             Section 1.12 Legal Holidays. In any case where any Payment Date shall not be a Business Day, then (notwithstanding any other provision of this Agreement or the Normal Units Certificates) payments on the Capital Securities shall not be made on such date, but such payments shall be made on the next succeeding Business Day with the same force and effect as if made on such Payment Date, provided that no interest or distributions shall accrue or be payable by the Company for the period from and after any such Payment Date, except that, if such next succeeding Business Day is in the next succeeding calendar year, such payment shall be made on the immediately preceding Business Day with the same force and effect as if made on such Payment Date.

             In any case where the Stock Purchase Date shall not be a Business Day, then (notwithstanding any other provision of this Agreement or the Certificates), the Purchase Contracts shall not be performed on such date, but the Purchase Contracts shall be performed on the immediately following Business Day with the same force and effect as if performed on the Stock Purchase Date.

             Section 1.13 Counterparts. This Agreement may be executed in any number of counterparts by the parties hereto, each of which, when so executed and delivered, shall be deemed an original, but all such counterparts shall together constitute one and the same instrument.

             Section 1.14 Inspection of Agreement. A copy of this Agreement shall be available at all reasonable times during normal business hours at the Corporate Trust Office for inspection by any Holder.

                                   ARTICLE II

                                CERTIFICATE FORMS

             Section 2.1 Forms of Certificates Generally. The Normal Units Certificates (including the form of Purchase Contract forming part of the Normal Units evidenced thereby) shall be in substantially the form set forth in Exhibit A hereto, with such letters, numbers or other marks of identification or designation and such legends or endorsements printed, lithographed or engraved thereon as may be required by the rules of any securities exchange or quotation system on which the Normal Units are listed or quoted for trading or any depositary therefor, or as may, consistently herewith, be determined by the officers of the Company executing such Normal Units Certificates, as evidenced by their execution of the Normal Units Certificates.

             The definitive Normal Units Certificates shall be printed, lithographed or engraved on steel engraved borders or may be produced in any other manner, all as determined by the officers of the Company executing such Normal Units Certificates, consistent with the provisions of this Agreement, as evidenced by their execution thereof.

             The Stripped Units Certificates (including the form of Purchase Contracts forming part of the Stripped Units evidenced thereby) shall be in substantially the form set forth in Exhibit B hereto, with such letters, numbers or other marks of identification or designation and such legends or endorsements printed, lithographed or engraved thereon as may be required by the rules of any securities exchange or the quotation system on which the Stripped Units may be listed or quoted for trading or any depositary therefor, or as may, consistently herewith, be determined by the officers of the Company executing such Stripped Units Certificates, as evidenced by their execution of the Stripped Units Certificates.

             The definitive Stripped Units Certificates shall be printed, lithographed or engraved on steel engraved borders or may be produced in any other manner, all as determined by the officers of the Company executing such Stripped Units Certificates, consistent with the provisions of this Agreement, as evidenced by their execution thereof.

             Every Global Certificate authenticated, executed on behalf of the Holders and delivered hereunder shall bear a legend in substantially the following form:

             THIS CERTIFICATE IS A GLOBAL CERTIFICATE WITHIN THE MEANING OF THE PURCHASE CONTRACT AGREEMENT (AS HEREINAFTER DEFINED) AND IS REGISTERED IN THE NAME OF THE CLEARING AGENCY OR A NOMINEE THEREOF. THIS CERTIFICATE MAY NOT BE EXCHANGED IN WHOLE OR IN PART FOR A CERTIFICATE REGISTERED, AND NO TRANSFER OF THIS CERTIFICATE IN WHOLE OR IN PART MAY BE REGISTERED, IN THE NAME OF ANY PERSON OTHER THAN SUCH CLEARING AGENCY OR A NOMINEE THEREOF, EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE PURCHASE CONTRACT AGREEMENT.

             Section 2.2 Form of Agent's Certificate of Authentication. The form of the Agent's certificate of authentication of the Normal Units shall be in substantially the form set forth on the form of the Normal Units Certificates.

             The form of the Agent's certificate of authentication of the Stripped Units shall be in substantially the form set forth on the form of the Stripped Units Certificates.

                                   ARTICLE III

                                    THE UNITS

             Section 3.1 Title and Terms; Denominations. The aggregate number of Normal Units and Stripped Units, if any, evidenced by Certificates authenticated, executed on behalf of the Holders and delivered hereunder is limited to 17,500,000 (20,125,000 if the Underwriters' over-allotment option pursuant to the Underwriting Agreement is exercised in full), except for Certificates authenticated, executed and delivered upon registration of transfer of, in exchange for, or in lieu of, other Certificates pursuant to Section 3.4, 3.5, 3.10, 3.13, 3.14, 5.7 or 8.5.

             The Certificates shall be issuable only in registered form and only in denominations of a single Unit and any integral multiple thereof.

             Section 3.2 Rights and Obligations Evidenced by the Certificates. Each Normal Units Certificate shall evidence the number of Normal Units specified therein, with each such Normal Unit representing the ownership by the Holder thereof of a beneficial interest in a Capital Security or the appropriate Treasury Consideration, as the case may be, subject to the Pledge of such Capital Security or such Treasury Consideration, as the case may be, by such Holder pursuant to the Pledge Agreement, and the rights and obligations of the Holder thereof and the Company under one Purchase Contract. The Agent as attorney-in-fact for, and on behalf of, the Holder of each Normal Unit shall pledge, pursuant to the Pledge Agreement, the Capital Security or the appropriate Treasury Consideration, as the case may be, forming a part of such Normal Unit, to the Collateral Agent and grant to the Collateral Agent a security interest in the right, title, and interest of such Holder in such Capital Security or such Treasury Consideration, as the case may be, for the benefit of the Company, to secure the obligation of the Holder under each Purchase Contract to purchase the Common Stock of the Company. Prior to the purchase of shares of Common Stock under each Purchase Contract, such Purchase Contracts shall not entitle the Holders of Normal Units Certificates to any of the rights of a holder of shares of Common Stock, including, without limitation, the right to vote or receive any dividends or other payments or to consent or to receive notice as stockholders in respect of the meetings of stockholders or for the election of directors of the Company or for any other matter, or any other rights whatsoever as stockholders of the Company.

             Each Stripped Units Certificate shall evidence the number of Stripped Units specified therein, with each such Stripped Unit representing the ownership by the Holder thereof of a 1/20 undivided beneficial interest in a Treasury Security, subject to the Pledge of such interest in such Treasury Security by such Holder pursuant to the Pledge Agreement, and the rights and obligations of the Holder thereof and the Company under one Purchase Contract. Prior to the purchase of shares of Common Stock under each Purchase Contract, such Purchase Contracts shall not entitle the Holders of Stripped Units Certificates to any of the rights of a holder of shares of Common Stock, including, without limitation, the right to vote or receive any dividends or other payments or to consent or to receive notice as stockholders in respect of the meetings of stockholders or for the election of directors of the Company or for any other matter, or any other rights whatsoever as stockholders of the Company.

             Section 3.3 Execution, Authentication, Delivery and Dating. Subject to the provisions of Sections 3.13 and 3.14, upon the execution and delivery of this Agreement, and at any time and from time to time thereafter, the Company may deliver Certificates executed by the Company to the Agent for authentication, execution on behalf of the Holders and delivery, together with its Issuer Order for authentication of such Certificates, and the Agent in accordance with such Issuer Order shall authenticate, execute on behalf of the Holders and deliver such Certificates.

             The Certificates shall be executed on behalf of the Company by the Chief Executive Officer, the Chief Financial Officer, the President, any Vice-President, the Treasurer, any Assistant Treasurer, the Secretary or any Assistant Secretary (or other officer performing similar functions) of the Company and delivered to the Agent. The signature of any of these officers on the Certificates may be manual or facsimile.

             Certificates bearing the manual or facsimile signatures of individuals who were at any time the proper officers of the Company shall bind the Company, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Certificates or did not hold such offices at the date of such Certificates.

             No Purchase Contract evidenced by a Certificate shall be valid until such Certificate has been executed on behalf of the Holder by the manual signature of an authorized signatory of the Agent, as such Holder's attorney-in-fact. Such signature by an authorized signatory of the Agent shall be conclusive evidence that the Holder of such Certificate has entered into the Purchase Contracts evidenced by such Certificate.

             Each Certificate shall be dated the date of its authentication.

             No Certificate shall be entitled to any benefit under this Agreement or be valid or obligatory for any purpose unless there appears on such Certificate a certificate of authentication substantially in the form provided for herein executed by an authorized signatory of the Agent by manual signature, and such certificate upon any Certificate shall be conclusive evidence, and the only evidence, that such Certificate has been duly authenticated and delivered hereunder.

             Section 3.4 Temporary Certificates. Pending the preparation of definitive Certificates, the Company shall execute and deliver to the Agent, and the Agent shall authenticate, execute on behalf of the Holders, and deliver, in lieu of such definitive Certificates, temporary Certificates which are in substantially the form set forth in Exhibit A or Exhibit B hereto, as the case may be, with such letters, numbers or other marks of identification or designation and such legends or endorsements printed, lithographed or engraved thereon as may be required by the rules of any securities exchange on which the Normal Units or Stripped Units, as the case may be, are listed, or as may, consistent herewith, be determined by the officers of the Company executing such Certificates, as evidenced by their execution of the Certificates.

             If temporary Certificates are issued, the Company will cause definitive Certificates to be prepared without unreasonable delay. After the preparation of definitive Certificates, the temporary Certificates shall be exchangeable for definitive Certificates upon surrender of the temporary Certificates at the Corporate Trust Office, at the expense of the Company and without charge to the Holder. Upon surrender for cancellation of any one or more temporary Certificates, the Company shall execute and deliver to the Agent, and the Agent shall authenticate, execute on behalf of the Holder, and deliver in exchange therefor, one or more definitive Certificates of like tenor and denominations and evidencing a like number of Normal Units or Stripped Units, as the case may be, as the temporary Certificate or Certificates so surrendered. Until so exchanged, the temporary Certificates shall in all respects evidence the same benefits and the same obligations with respect to the Normal Units or Stripped Units, as the case may be, evidenced thereby as definitive Certificates.

             Section 3.5 Registration; Registration of Transfer and Exchange. The Agent shall keep at the Corporate Trust Office a register (the "Normal Units Register") in which, subject to such reasonable regulations as it may prescribe, the Agent shall provide for the registration of Normal Units Certificates and of transfers of Normal Units Certificates (the Agent, in such capacity, the "Normal Units Registrar") and a register (the "Stripped Units Register") in which, subject to such reasonable regulations as it may prescribe, the Agent shall provide for the registration of the Stripped Units Certificates and transfers of Stripped Units Certificates (the Agent, in such capacity, the "Stripped Units Registrar").

             Upon surrender for registration of transfer of any Certificate at the Corporate Trust Office, the Company shall execute and deliver to the Agent, and the Agent shall authenticate, execute on behalf of the designated transferee or transferees, and deliver, in the name of the designated transferee or transferees, one or more new Certificates of like tenor and denominations, and evidencing a like number of Normal Units or Stripped Units, as the case may be.

             At the option of the Holder, Certificates may be exchanged for other Certificates, of like tenor and denominations and evidencing a like number of Normal Units or Stripped Units, as the case may be, upon surrender of the Certificates to be exchanged at the Corporate Trust Office. Whenever any Certificates are so surrendered for exchange, the Company shall execute and deliver to the Agent, and the Agent shall authenticate, execute on behalf of the Holder, and deliver the Certificates which the Holder making the exchange is entitled to receive.

             All Certificates issued upon any registration of transfer or exchange of a Certificate shall evidence the ownership of the same number of Normal Units or Stripped Units, as the case may be, and be entitled to the same benefits and subject to the same obligations, under this Agreement as the Normal Units or Stripped Units, as the case may be, evidenced by the Certificate surrendered upon such registration of transfer or exchange.

             Every Certificate presented or surrendered for registration of transfer or for exchange shall (if so required by the Agent) be duly endorsed, or be accompanied by a written instrument of transfer in form satisfactory to the Company and the Agent duly executed, by the Holder thereof or its attorney duly authorized in writing.

             No service charge shall be made for any registration of transfer or exchange of a Certificate, but the Company and the Agent may require payment from the Holder of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange of Certificates, other than any exchanges pursuant to Sections 3.6, 3.9 and 8.5 not involving any transfer.

             Notwithstanding the foregoing, the Company shall not be obligated to execute and deliver to the Agent, and the Agent shall not be obligated to authenticate, execute on behalf of the Holder and deliver any Certificate presented or surrendered for registration of transfer or for exchange on or after the Business Day immediately preceding the earlier of the Stock Purchase Date or the Termination Date. In lieu of delivery of a new

Certificate, upon satisfaction of the applicable conditions specified above in this Section and receipt of appropriate registration or transfer instructions from such Holder, the Agent shall (i) if the Stock Purchase Date has occurred, deliver the shares of Common Stock issuable in respect of the Purchase Contracts forming a part of the Units evidenced by such Certificate, (ii) in the case of Normal Units, if a Termination Event shall have occurred prior to the Stock Purchase Date, transfer the Capital Securities or the appropriate Treasury Consideration, as applicable, relating to such Normal Units, or (iii) in the case of Stripped Units, if a Termination Event shall have occurred prior to the Stock Purchase Date, transfer the Treasury Securities relating to such Stripped Units, in each case subject to the applicable conditions and in accordance with the applicable provisions of Article Five.

             Section 3.6 Book-Entry Interests. The Certificates, on original issuance, will be issued in the form of one or more, fully registered Global Certificates, to be delivered to the Depositary by, or on behalf of, the Company. Such Global Certificate shall initially be registered on the books and records of the Company in the name of Cede & Co., the nominee of the Depositary, and no Beneficial Owner will receive a definitive Certificate representing such Beneficial Owner's interest in such Global Certificate, except as provided in
Section 3.9. The Agent shall enter into an agreement with the Depositary if so requested by the Company. Unless and until definitive, fully registered Certificates have been issued to Beneficial Owners pursuant to Section 3.9:

             (a) the provisions of this Section 3.6 shall be in full force and effect;

             (b) the Company shall be entitled to deal with the Clearing Agency for all purposes of this Agreement (including receiving approvals, votes or consents hereunder) as the Holder of the Units and the sole holder of the Global Certificate(s) and shall have no obligation to the Beneficial Owners;

             (c) to the extent that the provisions of this Section 3.6 conflict with any other provisions of this Agreement, the provisions of this
       Section 3.6 shall control; and

             (d) the rights of the Beneficial owners shall be exercised only through the Clearing Agency and shall be limited to those established by law and agreements between such Beneficial owners and the Clearing Agency and/or the Clearing Agency Participants. The Clearing Agency will make book-entry transfers among Clearing Agency Participants.

             Section 3.7 Notices to Holders. Whenever a notice or other communication to the Holders is required to be given under this Agreement, the Company or the Company's agent shall give such notices and communications to the Holders and, with respect to any

Units registered in the name of a Clearing Agency or the nominee of a Clearing Agency, the Company or the Company's agent shall, except as set forth herein, have no obligations to the Beneficial owners.

             Section 3.8 Appointment of Successor Clearing Agency. If any Clearing Agency elects to discontinue its services as securities depositary with respect to the Units, the Company may, in its sole discretion, appoint a successor Clearing Agency with respect to the Units.

             Section 3.9 Definitive Certificates. If (i) a Clearing Agency elects to discontinue its services as securities depositary with respect to the Units and a successor Clearing Agency is not appointed within 90 days after such discontinuance pursuant to Section 3.8, (ii) the Company elects to terminate the book-entry system through the Clearing Agency with respect to the Units, or
(iii) there shall have occurred and be continuing a default by the Company in respect of its obligations under one or more Purchase Contracts, then upon surrender of the Global Certificates representing the Book-Entry Interests with respect to the Units by the Clearing Agency, accompanied by registration instructions, the Company shall cause definitive Certificates to be delivered to Beneficial Owners in accordance with the instructions of the Clearing Agency. The Company shall not be liable for any delay in delivery of such instructions and may conclusively rely on and shall be protected in relying on, such instructions.

             Section 3.10 Mutilated, Destroyed, Lost and Stolen Certificates. If any mutilated Certificate is surrendered to the Agent, the Company shall execute and deliver to the Agent, and the Agent shall authenticate, execute on behalf of the Holder, and deliver in exchange therefor, a new Certificate at the cost of the Holder, evidencing the same number of Normal Units or Stripped Units, as the case may be, and bearing a Certificate number not contemporaneously outstanding.

             If there shall be delivered to the Company and the Agent (i) evidence to their satisfaction of the destruction, loss or theft of any Certificate, and (ii) such security or indemnity at the cost of the Holder as may be required by them to hold each of them and any agent of any of them harmless, then, in the absence of notice to the Company or the Agent that such Certificate has been acquired by a bona fide purchaser, the Company shall execute and deliver to the Agent, and the Agent shall authenticate, execute on behalf of the Holder, and deliver to the Holder, in lieu of any such destroyed, lost or stolen Certificate, a new Certificate, evidencing the same number of Normal Units or Stripped Units, as the case may be, and bearing a Certificate number not contemporaneously outstanding.

             Notwithstanding the foregoing, the Company shall not be obligated to execute and deliver to the Agent, and the Agent shall not be obligated to authenticate, execute on behalf of the Holder, and deliver to the Holder, a Certificate on or after the Business Day immediately preceding the earlier of the Stock Purchase Date or the Termination Date. In lieu of delivery of a new Certificate, upon satisfaction of the applicable conditions specified above in this Section and receipt of appropriate registration or transfer instructions from such Holder, the Agent shall (i) if the Stock Purchase Date has occurred, deliver the shares of Common Stock issuable in respect of the Purchase Contracts forming a part of the Units evidenced by such Certificate, or (ii) if a Termination Event shall have occurred prior to the Stock Purchase Date, transfer the Capital Securities, the appropriate Treasury Consideration or the Treasury Securities, as the case may be, evidenced thereby, in each case subject to the applicable conditions and in accordance with the applicable provisions of Article Five.

             Upon the issuance of any new Certificate under this Section, the Company and the Agent may require the payment by the Holder of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Agent) connected therewith.

             Every new Certificate issued pursuant to this Section in lieu of any destroyed, lost or stolen Certificate shall constitute an original additional contractual obligation of the Company and of the Holder in respect of the Unit evidenced thereby, whether or not the destroyed, lost or stolen Certificate (and the Units evidenced thereby) shall be at any time enforceable by anyone, and shall be entitled to all the benefits and be subject to all the obligations of this Agreement equally and proportionately with any and all other Certificates delivered hereunder.

             The provisions of this Section are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Certificates.

             Section 3.11 Persons Deemed Owners. Prior to due presentment of a Certificate for registration of transfer, the Company and the Agent, and any agent of the Company or the Agent, may treat the Person in whose name such Certificate is registered as the owner of the Units evidenced thereby, for the purpose of receiving distributions on the Capital Securities, performance of the Purchase Contracts and for all other purposes whatsoever, whether or not any such distributions shall be overdue and notwithstanding any notice to the contrary, and neither the Company nor the Agent, nor any agent of the Company or the Agent, shall be affected by notice to the contrary.

             Notwithstanding the foregoing, with respect to any Global Certificate, nothing herein shall prevent the Company, the Agent or any agent of the Company or the Agent, from giving effect to any written certification, proxy or other authorization furnished by any Clearing Agency (or its nominee), as a Holder, with respect to such Global Certificate or impair, as between such Clearing Agency and owners of beneficial interests in such Global Certificate, the operation of customary practices governing the exercise of rights of such Clearing Agency (or its nominee) as Holder of such Global Certificate.

             Section 3.12 Cancellation. All Certificates surrendered (a) for delivery of shares of Common Stock on or after any Settlement Date; (b) upon the transfer of Capital Securities, the appropriate Treasury Consideration or Treasury Securities, as the case may be, after the occurrence of a Termination Event; (c) upon the registration of a transfer or exchange of a Unit shall, if surrendered to any Person other than the Agent, be delivered to the Agent and, if not already cancelled, shall be promptly cancelled by it. The Company may at any time deliver to the Agent for cancellation any Certificates previously authenticated, executed and delivered hereunder which the Company may have acquired in any manner whatsoever, and all Certificates so delivered shall, upon Issuer Order, be promptly cancelled by the Agent. No Certificates shall be authenticated, executed on behalf of the Holder and delivered in lieu of or in exchange for any Certificates cancelled as provided in this Section, except as expressly permitted by this Agreement. All cancelled Certificates held by the Agent shall be destroyed by the Agent unless otherwise directed by Issuer Order.

             If the Company or any Affiliate of the Company shall acquire any Certificate, such acquisition shall not operate as a cancellation of such Certificate unless and until such Certificate is delivered to the Agent cancelled or for cancellation.

             Section 3.13 Establishment of Stripped Units. A Holder may separate the Pledged Capital Securities or Pledged Treasury Consideration, as applicable, from the related Purchase Contracts in respect of the Normal Units held by such Holder by substituting for such Pledged Capital Securities or Pledged Treasury Consideration, as the case may be, Treasury Securities that will pay an amount equal to the aggregate Stated Amount of such Normal Units (a "Collateral Substitution"), at any time from and after the date of this Agreement and on or prior to the second Business Day immediately preceding the Stock Purchase Date, by (a) depositing with the Collateral Agent Treasury Securities having an aggregate principal amount equal to the aggregate Stated Amount of such Normal Units, and (b) transferring the related Normal Units to the Agent accompanied by a notice to the Agent, substantially in the form of Exhibit D hereto, stating that the Holder has transferred the relevant amount of Treasury Securities to the Collateral Agent and requesting that the Agent instruct the Collateral Agent to release the Pledged Capital Securities or Pledged Treasury Consideration, as the case may be, underlying such Normal

Units, whereupon the Agent shall promptly give such instruction to the Collateral Agent, substantially in the form of Exhibit C hereto. Notwithstanding the foregoing, a Holder may not separate the Pledged Capital Securities or Pledged Treasury Consideration, as the case may be, from the related Purchase Contracts in respect of the Normal Units held by such Holder during the periods beginning on the fourth Business Day prior to the Remarketing Date or any Subsequent Remarketing Date, as the case may be, and ending on the third business day following such dates. Upon receipt of the Treasury Securities described in clause (a) above and the instruction described in clause (b) above, in accordance with the terms of the Pledge Agreement, the Collateral Agent will release to the Agent, on behalf of the Holder, such Pledged Capital Securities or Pledged Treasury Consideration, as the case may be, from the Pledge, free and clear of the Company's security interest therein, and upon receipt thereof the Agent shall promptly:

             (i)   cancel the related Normal Units;

             (ii) transfer the Pledged Capital Securities or Pledged Treasury Consideration, as the case may be, to the Holder; and

             (iii) authenticate, execute on behalf of such Holder and deliver a Stripped Units Certificate executed by the Company in accordance with
       Section 3.3 evidencing the same number of Purchase Contracts as were evidenced by the cancelled Normal Units.

             Holders who elect to separate the Pledged Capital Securities or Pledged Treasury Consideration, as the case may be, from the related Purchase Contract and to substitute Treasury Securities for such Pledged Capital Securities or Pledged Treasury Consideration, as the case may be, shall be responsible for any fees or expenses payable to the Collateral Agent for its services as Collateral Agent in respect of the substitution, and the Company shall not be responsible for any such fees or expenses.

             Holders may make Collateral Substitutions (i) if Treasury Securities are being substituted for Pledged Capital Securities, only in integral multiples of 20 Normal Units, or (ii) if the Collateral Substitutions occur after the Remarketing Date or any Subsequent Remarketing Date, as the case may be, only in integral multiples of Normal Units such that the Treasury Securities to be deposited and the Treasury Consideration to be released are in integral multiples of $1,000.

             In the event a Holder making a Collateral Substitution pursuant to this Section 3.13 fails to effect a book-entry transfer of the Normal Units or fails to deliver a Normal Units Certificate to the Agent after depositing Treasury Securities with the Collateral Agent, the Pledged Capital Securities or Pledged Treasury Consideration, as the case may be, constituting a part of such Normal Units, and any distributions on such Pledged Capital Securities or Pledged Treasury Consideration, as the case may be, shall be held in the name of the Agent or its nominee in trust for the benefit of such Holder, until such Normal Units are so transferred or the Normal Units Certificate is so delivered, as the case may be, or, with respect to a Normal Units Certificate, such Holder provides evidence satisfactory to the Company and the Agent that such Normal Units Certificate has been destroyed, lost or stolen, together with any indemnity that may be required by the Agent and the Company.

             Except as described in this Section 3.13, for so long as the Purchase Contract underlying a Normal Unit remains in effect, such Normal Unit shall not be separable into its constituent parts, and the rights and obligations of the Holder of such Normal Unit in respect of the Capital Security or the appropriate Treasury Consideration, as the case may be, and the Purchase Contract comprising such Normal Unit may be acquired, and may be transferred and exchanged, only as a Normal Unit.

             Section 3.14 Reestablishment of Normal Units. A Holder of Stripped Units may reestablish Normal Units at any time from and after the date of this Agreement and on or prior to the second Business Day immediately preceding the Stock Purchase Date, by (a) depositing with the Collateral Agent the Capital Securities or the appropriate Treasury Consideration (and identified by reference to the Treasury Consideration then comprising Normal Units, as the case may be, then comprising such number of Normal Units as is equal to such Stripped Units and (b) transferring such Stripped Units to the Agent accompanied by a notice to the Agent, substantially in the form of Exhibit D hereto, stating that the Holder has transferred the relevant amount of Capital Securities or the appropriate Treasury Consideration, as the case may be, to the Collateral Agent and requesting that the Agent instruct the Collateral Agent to release the Pledged Treasury Securities underlying such Stripped Unit, whereupon the Agent shall promptly give such instruction to the Collateral Agent, substantially in the form of Exhibit C hereto. Notwithstanding the foregoing, a Holder may not reestablish Normal Units during the periods beginning on the fourth Business Day prior to the Remarketing Date or any Subsequent Remarketing Date, as the case may be, and ending on the third business day following such dates. Upon receipt of the Capital Securities or the appropriate Treasury Consideration, as the case may be, described in clause (a) above and the instruction described in clause
(b) above, in accordance with the terms of the Pledge Agreement, the Collateral Agent will release to the Agent, on behalf of the Holder, such Pledged Treasury Securities from the Pledge, free and clear of the Company's security interest therein, and upon receipt thereof the Agent shall promptly:

             (i)  cancel the related Stripped Units;

             (ii)  transfer the Pledged Treasury Securities to the Holder; and

             (iii) authenticate, execute on behalf of such Holder and deliver a Normal Units Certificate executed by the Company in accordance with
       Section 3.3 evidencing the same number of Purchase Contracts as were evidenced by the cancelled Stripped Units.

             Holders of Stripped Units may reestablish Normal Units (i) only in integral multiples of 20 Stripped Units for 20 Normal Units or (ii) if the reestablishment occurs after the Remarketing Date or any Subsequent Remarketing Date, only in integral multiples of Stripped Units such that the Treasury Consideration to be deposited and the Treasury Securities to be released are in integral multiples of $1,000.

             Except as provided in this Section 3.14, for so long as the Purchase Contract underlying a Stripped Unit remains in effect, such Stripped Unit shall not be separable into its constituent parts, and the rights and obligations of the Holder of such Stripped Unit in respect of the Treasury Security and Purchase Contract comprising such Stripped Unit may be acquired, and may be transferred and exchanged, only as a Stripped Unit.

             Section 3.15 Transfer of Collateral upon Occurrence of Termination Event. Upon the occurrence of a Termination Event and the transfer to the Agent of the Capital Securities, the appropriate Treasury Consideration or the Treasury Securities, as the case may be, underlying the Normal Units and the Stripped Units pursuant to the terms of the Pledge Agreement, the Agent shall request transfer instructions with respect to such Capital Securities or the appropriate Treasury Consideration or Treasury Securities, as the case may be, from each Holder by written request mailed to such Holder at its address as it appears in the Normal Units Register or the Stripped Units Register, as the case may be. Upon book-entry transfer of the Normal Units or Stripped Units or delivery of a Normal Units Certificate or Stripped Units Certificate to the Agent with such transfer instructions, the Agent shall transfer the Capital Securities, the appropriate Treasury Consideration or Treasury Securities, as the case may be, underlying such Normal Units or Stripped Units, as the case may be, to such Holder by book-entry transfer, or other appropriate procedures, in accordance with such instructions. In the event a Holder of Normal Units or Stripped Units fails to effect such transfer or delivery, the Capital Securities, the appropriate Treasury Consideration or Treasury Securities, as the case may be, underlying such Normal Units or Stripped Units, as the case may be, and any distributions thereon, shall be held in the name of the Agent or its nominee in trust for the benefit of such Holder, until such Normal Units or Stripped Units are transferred or the Normal Units Certificate or Stripped Units Certificate is surrendered or such Holder provides satisfactory evidence that such Normal Units Certificate or Stripped Units Certificate has been destroyed, lost or stolen, together with any indemnity that may be required by the Agent and the Company.

             Section 3.16 No Consent to Assumption. Each Holder of a Unit, by acceptance thereof, shall be deemed expressly to have withheld any consent to the assumption under Section 365 of the Bankruptcy Code or otherwise, of the Purchase Contract by the Company, any receiver, liquidator or person or entity performing similar functions or its trustee in the event that the Company becomes the debtor under the Bankruptcy Code or subject to other similar state or federal law providing for reorganization or liquidation.

                                   ARTICLE IV

                             THE CAPITAL SECURITIES

             Section 4.1 Payment of Distribution; Rights to Distributions Preserved; Notice. A distribution on any Capital Security or a payment on any Treasury Consideration, as the case may be, which is paid on any Payment Date shall, subject to receipt thereof by the Agent from the Collateral Agent as provided by the terms of the Pledge Agreement, be paid to the Person in whose name the Normal Units Certificate (or one or more Predecessor Normal Units Certificates) of which such Capital Security or the appropriate Treasury Consideration, as the case may be, is a part is registered at the close of business on the Record Date for such Payment Date.

             Each Normal Units Certificate evidencing Capital Securities delivered under this Agreement upon registration of transfer of or in exchange for or in lieu of any other Normal Units Certificate shall carry the rights to distributions accumulated and unpaid, and to accumulate distributions, which were carried by the Capital Securities underlying such other Normal Units Certificate.

             In the case of any Normal Unit with respect to which Early Settlement of the underlying Purchase Contract is effected on an Early Settlement Date, or with respect to which Merger Early Settlement of the underlying Purchase Contract is effected on a Merger Early Settlement Date, or with respect to which a Collateral Substitution is effected, in each case on a date that is after any Record Date and on or prior to the next succeeding Payment Date, distributions on the Capital Security or payments on the appropriate Treasury Consideration, as the case may be, underlying such Normal Unit otherwise payable on such Payment Date shall be payable on such Payment Date notwithstanding such Early Settlement, Merger Early Settlement or Collateral Substitution, as the case may be, and such distributions shall, subject to receipt thereof by the Agent, be payable to the Person in whose name the Normal Units Certificate (or one or more Predecessor Normal Unit Certificates) was registered at the close of business on the Record Date. Except as otherwise expressly provided in the immediately preceding sentence, in the case of any Normal Unit with respect to which Early Settlement or Merger Early Settlement of the underlying Purchase Contract is effected, or with respect to which a Collateral Substitution has been effected, distributions on the related Capital Securities or payments on the appropriate Treasury Consideration, as the case may be, that would otherwise be payable after the applicable Settlement Date or after such Collateral Substitution, as the case may be, shall not be payable hereunder to the Holder of such Normal Unit; provided, that to the extent that such Holder continues to hold the separated Capital Securities that formerly comprised a part of such Holder's Normal Units, such Holder shall be entitled to receive the distributions on such separated Capital Securities.

             Section 4.2 Notice and Voting. Under the terms of the Pledge Agreement, the Agent will be entitled to exercise the voting and any other consensual rights pertaining to the Pledged Capital Securities but only to the extent instructed by the Holders as described below. Upon receipt of notice of any meeting at which holders of Capital Securities are entitled to vote or upon any solicitation of consents, waivers or proxies of holders of Capital Securities, the Agent shall, as soon as practicable thereafter, mail to the Holders of Normal Units a notice (a) containing such information as is contained in the notice or solicitation, (b) stating that each Holder on the record date set by the Agent therefor (which, to the extent possible, shall be the same date as the record date for determining the holders of Capital Securities entitled to vote) shall be entitled to instruct the Agent as to the exercise of the voting rights pertaining to the Pledged Capital Securities underlying their Normal Units and (c) stating the manner in which such instructions may be given. Upon the written request of the Holders of Normal Units on such record date, the Agent shall endeavor insofar as practicable to vote or cause to be voted, in accordance with the instructions set forth in such requests, the maximum number of Pledged Capital Securities as to which any particular voting instructions are received. In the absence of specific instructions from the Holder of a Normal Unit, the Agent shall abstain from voting the Pledged Capital Security underlying such Normal Unit. The Company hereby agrees, if applicable, to solicit Holders of Normal Units to timely instruct the Agent in order to enable the Agent to vote such Pledged Capital Securities and the Trust shall covenant to such effect in the Declaration.

             Section 4.3 Distribution of Debentures. Upon a voluntary or involuntary dissolution of the Trust in accordance with the Declaration, the Liquidation Distribution shall be delivered to the Collateral Agent in exchange for the Pledged Capital Securities. Thereafter, the applicable part of the Liquidation Distribution (as defined in the Declaration) will be substituted for the Pledged Capital Securities, and will be held by the Collateral Agent in accordance with the terms of the Pledge Agreement to secure the obligations of each Holder of Normal Units to purchase the Common Stock of the

Company under the Purchase Contracts constituting a part of such Normal Units. The remaining portion of the Liquidation Distribution shall be distributed to the Holders of Separate Capital Securities (as defined in the Pledge Agreement). Following a voluntary or involuntary dissolution of the Trust, the Holders and the Collateral Agent shall have such security interests, rights and obligations with respect to the Liquidation Distribution as the Holders and the Collateral Agent had in respect of the Pledged Capital Securities as provided in Articles II, III, IV, V and VI of the Pledge Agreement, and, unless the context otherwise requires, any reference herein to the Capital Securities or Pledged Capital Securities shall be deemed to be a reference to such Debentures. The Company may cause to be made in any Normal Units Certificates thereafter to be issued such change in phraseology and form (but not in substance) as may be appropriate to reflect the liquidation of the Trust and the substitution of Debentures for Capital Securities as Collateral.

                                    ARTICLE V

                     THE PURCHASE CONTRACTS; THE REMARKETING

             Section 5.1 Purchase of Shares of Common Stock. Each Purchase Contract shall, unless an Early Settlement has occurred in accordance with
Section 5.7, or a Merger Early Settlement has occurred in accordance with
Section 5.8, obligate the Holder of the related Unit to purchase, and the Company to sell, on the Stock Purchase Date at a price equal to $50 (the "Purchase Price"), a number of newly issued shares of Common Stock equal to the Settlement Rate unless, on or prior to the Stock Purchase Date, there shall have occurred a Termination Event with respect to the Unit of which such Purchase Contract is a part. The "Settlement Rate" is equal to (a) if the Applicable Market Value (as defined below) is greater than $16.82 (the "Threshold Appreciation Price"), 2.97 shares of Common Stock per Purchase Contract, (b) if the Applicable Market Value is less than the Threshold Appreciation Price, but is greater than $14.25, the number of shares of Common Stock per Purchase Contract equal to the Stated Amount of the related Unit divided by the Applicable Market Value and (c) if the Applicable Market Value is less than $14.25, 3.51 shares of Common Stock per Purchase Contract, in each case subject to adjustment as provided in Section 5.4 (and in each case rounded upward or downward to the nearest 1/10,000th of a share). As provided in Section 5.10, no fractional shares of Common Stock will be issued upon settlement of Purchase Contracts.

             The "Applicable Market Value" means the average of the Closing Price per share of Common Stock on each of the 20 consecutive Trading Days ending on the third Trading Day immediately preceding the Stock Purchase Date. The "Closing Price" of the Common Stock on any date of determination means the closing sale price (or, if no closing price is reported, the last reported sale price) of the Common Stock on the New York

Stock Exchange (the "NYSE") on such date or, if the Common Stock is not listed for trading on the NYSE on any such date, as reported in the composite transactions for the principal United States securities exchange on which the Common Stock is so listed, or if the Common Stock is not so listed on a United States national or regional securities exchange, as reported by The Nasdaq Stock Market, or, if the Common Stock is not so reported, the last quoted bid price for the Common Stock in the over-the-counter market as reported by the National Quotation Bureau or similar organization, or, if such bid price is not available, the market value of the Common Stock on such date as determined by a nationally recognized independent investment banking firm retained for this purpose by the Company. A "Trading Day" means a day on which the Common Stock
(A) is not suspended from trading on any national or regional securities exchange or association or over-the-counter market at the close of business and
(B) has traded at least once on the national or regional securities exchange or association or over-the-counter market that is the primary market for the trading of the Common Stock.

             Each Holder of a Unit, by its acceptance thereof, irrevocably authorizes the Agent to enter into and perform the related Purchase Contract on its behalf as its attorney-in-fact (including the execution of Certificates on behalf of such Holder), agrees to be bound by the terms and provisions thereof, covenants and agrees to perform its obligations under such Purchase Contracts, and consents to the provisions hereof, irrevocably authorizes the Agent as its attorney-in-fact to enter into and perform the Pledge Agreement on its behalf as its attorney-in-fact, and consents to and agrees to be bound by the Pledge of the Capital Securities, the appropriate Treasury Consideration or the Treasury Securities pursuant to the Pledge Agreement; provided that upon a Termination Event, the rights of the Holder of such Unit under the Purchase Contract may be enforced without regard to any other rights or obligations. Each Holder of a Unit, by its acceptance thereof, further covenants and agrees, that, to the extent and in the manner provided in Section 5.2 and the Pledge Agreement, but subject to the terms thereof, payments in respect of the Capital Securities, the appropriate Treasury Consideration or the Treasury Securities to be paid upon settlement of such Holder's obligations to purchase Common Stock under the Purchase Contract, shall be paid on the Stock Purchase Date by the Collateral Agent to the Company in satisfaction of such Holder's obligations under such Purchase Contract.

             Upon registration of transfer of a Certificate, the transferee shall be bound (without the necessity of any other action on the part of such transferee) under the terms of this Agreement, the Purchase Contracts underlying such Certificate and the Pledge Agreement, and the transferor shall be released from the obligations under this Agreement, the Purchase Contracts underlying the Certificates so transferred and the Pledge Agreement. The Company covenants and agrees, and each Holder of a Certificate, by its acceptance thereof, likewise covenants and agrees, to be bound by the provisions of this paragraph.

             Section 5.2 Payment of Purchase Price; Remarketing. (a) Unless a Termination Event has occurred or a Holder of a Unit has settled the underlying Purchase Contract through an Early Settlement pursuant to Section 5.7 or a Merger Early Settlement pursuant to Section 5.8, the settlement of the Purchase Contract underlying a Unit will be made in accordance with this Section 5.2.

             (b) (i) The Company shall engage a nationally recognized investment bank (the "Remarketing Agent") pursuant to the Remarketing Agreement (substantially in the form attached hereto as Exhibit E, with such changes and modifications as the parties thereto agree on) to sell the Capital Securities of Holders of Normal Units, other than Holders that have elected not to participate in the remarketing pursuant to (iv) below, and holders of Separate Capital Securities that have elected to participate in the remarketing pursuant to
Section 4.5(c) of the Pledge Agreement. On the seventh Business Day prior to February 15, 2003, the Agent shall give Holders of Normal Units and holders of Separate Capital Securities notice of remarketing in a daily newspaper in the English language of general circulation in The City of New York, which is expected to be The Wall Street Journal, including the specific U.S. Treasury security or securities (including the CUSIP number and/or the principal terms of such Treasury security or securities) described in clause (iv) below, that must be delivered by Holders of Normal Units that elect not to participate in the remarketing pursuant to (iv) below, no later than 10:00 a.m. on the first Business Day immediately preceding the Remarketing Date. The Agent shall notify, by 10:00 a.m., New York City time, on the first Business Day immediately preceding the Remarketing Date, the Remarketing Agent and the Collateral Agent of the aggregate number of Capital Securities of Normal Unit Holders to be remarketed. On the first Business Day immediately preceding the Remarketing Date, no later than by 10:00 a.m. New York City time, pursuant to the terms of the Pledge Agreement, the Custodial Agent will notify the Remarketing Agent of the aggregate number of Separate Capital Securities to be remarketed. On the first Business Day immediately preceding the Remarketing Date, the Collateral Agent and the Custodial Agent, pursuant to the terms of the Pledge Agreement, will deliver for remarketing to the Remarketing Agent all Capital Securities to be remarketed. Upon receipt of such notice from the Agent and the Custodial Agent and such Capital Securities from the Collateral Agent and the Custodial Agent, the Remarketing Agent will, on the third Business Day following the Remarketing Date, use its reasonable best efforts to sell such Capital Securities on such date at a price equal to 100.5% of the Remarketing Value. The Remarketing Agent will use the proceeds from a successful remarketing to purchase the appropriate U.S. Treasury securities (the "Agent-purchased Security Treasury Consideration") with the CUSIP numbers, if any, selected by Remarketing Agent, described in clauses (i)(1) and (ii)(1) of the definition of

Remarketing Value related to the Capital Securities of Holders of Normal Units that were remarketed. On or prior to the third Business Day following the Remarketing Date, the Remarketing Agent shall deliver such Agent-purchased Treasury Consideration to the Agent, which shall thereupon deliver such Agent-purchased Treasury Consideration to the Collateral Agent. The Collateral Agent, for the benefit of the Company, will thereupon apply such Agent-purchased Treasury Consideration, in accordance with the Pledge Agreement, to secure such Holders' obligations under the Purchase Contracts. The Remarketing Agent will deduct as a remarketing fee an amount not exceeding 25 basis points (.25%) of the total proceeds from the remarketing. The Remarketing Agent will remit (1) the portion of the proceeds from the remarketing attributable to the Separate Capital Securities to the holders of Separate Capital Securities that were remarketed and (2) the remaining portion of the proceeds, less those proceeds used to purchase the Agent-purchased Treasury Consideration, to the Agent for the benefit of the Holders of the Normal Units that were remarketed, all determined on a pro rata basis, in each case, on or prior to the third Business Day following the Remarketing Date. Holders whose Capital Securities are so remarketed will not otherwise be responsible for the payment of any Remarketing Fee in connection therewith.

             The "Remarketing Value" means the sum of (i) the value at the Remarketing Date or the Subsequent Remarketing Date, as the case may be, of U.S. Treasury securities that will pay, on or prior to the Quarterly Payment Date falling on the Stock Purchase Date, an amount of cash equal to the aggregate distributions that are scheduled to be payable on that Quarterly Payment Date, on (1) the Capital Securities that are included in Normal Units and (2) the Separate Capital Securities, in each case, which are participating in the remarketing, assuming for that purpose that (x) no distribution payment on the Capital Securities will then have been deferred and (y) the distribution rate on the Capital Securities is equal to the Coupon Rate, (ii) the value at the Remarketing Date or the Subsequent Remarketing Date, as the case may be, of U.S. Treasury securities that will pay, on or prior to the Stock Purchase Date, an amount of cash equal to the Stated Amount of (1) such Capital Securities that are included in Normal Units and (2) the Separate Capital Securities, in each case, which are participating in the remarketing, and (iii) if distribution payments on the Capital Securities are then being deferred, the amount equal to the aggregate unpaid distribution payments on (1) the Capital Securities that are included in Normal Units and (2) the Separate Capital Securities, in each case, which are participating in the remarketing accrued to the third business day following the Remarketing Date or the Subsequent Remarketing Date, as the case may be; provided that for purposes of clauses (i) and (ii), above, the Remarketing Value shall be calculated on the assumptions that (x) the U.S. Treasury securities are highly liquid and mature on or within 35 days prior to the Stock Purchase Date, as determined in good faith by the Remarketing Agent in a manner intended to minimize the Remarketing Value, and (y) the U.S. Treasury securities are valued based on the ask-side price of the Treasury securities at a time between 9:00 a.m. and 11:00 a.m., New York City time, selected by the Remarketing Agent, on the Remarketing Date or Subsequent Remarketing Date, as the case may be, as determined on a third-day settlement basis by a reasonably and customary means selected in good faith by the Remarketing Agent, plus accrued interest to that date.

             (ii) If, in spite of using its commercially reasonable best efforts, the Remarketing Agent cannot remarket the Capital Securities included in the remarketing at a price equal to at least 100.5% of the Remarketing Value, the remarketing will be deemed to have failed (a "Failed Remarketing"). If a Failed Remarketing occurs, within three Business Days following the Remarketing Date, the Remarketing Agent shall return any Capital Securities delivered to it to the Collateral Agent and the Custodial Agent, as applicable. The Remarketing Agent may make one or more attempts to remarket the Capital Securities in accordance with the procedures set forth in this Section 5.2(b) and the Remarketing Agreement, provided that (i) the notice of any Subsequent Remarketing cannot be given until the Failed Remarketing notice (referred to below) has been published in respect of any immediately proceeding Failed Remarketing and (ii) the settlement date in respect of any Subsequent Remarketing must fall no later than on the Business Day immediately preceding the Stock Purchase Date. If by the Stock Purchase Date the Remarketing Agent has failed to remarket the Capital Securities at 100.5% of the Remarketing Value, in accordance with the terms of the Pledge Agreement the Collateral Agent, for the benefit of the Company, may exercise its rights as a secured party with respect to such Capital Securities, including those actions specified in (b) (iii) below; provided, that if upon a Failed Remarketing, the Collateral Agent exercises such rights for the benefit of the Company with respect to such Capital Securities, any accumulated and unpaid distributions on such Capital Securities will become payable by the Company to the Agent for payment to the Holder of the Normal Units to which such Capital Securities relates. Such payment will be made by the Company on or prior to 11 a.m., New York City time, on the Stock Purchase Date in lawful money of the United States by certified or cashiers' check or wire transfer in immediately available funds payable to or upon the order of the Agent. The Company will cause a notice of any Failed Remarketing to be published on the second Business Day following the Remarketing Date and any Subsequent Remarketing Date, as the case may be, in a daily newspaper in the English language of general circulation in The City of New York, which is expected to be The Wall Street Journal.

             (iii) With respect to any Capital Securities which constitute part of Normal Units which are subject to a Failed Remarketing, the Collateral Agent for the benefit of the Company reserves all of its rights as a secured party with respect thereto and, subject to applicable law and paragraph (e) below, may, among other things, (x) retain such Capital Securities in full satisfaction of the Holders obligations under the Purchase Contracts or (y) sell such Capital Securities in one or more public or private sales.

             (iv) A Holder of Normal Units may elect not to participate in the remarketing and retain the Capital Securities underlying such Units by notifying the Agent of such election and delivering the specific U.S. Treasury security or securities (including the CUSIP number and/or the principal terms of such security or securities) identified by the Agent that constitute the U.S. Treasury securities described in clauses (i) and (ii) of the definition of Remarketing Value relating to the retained Capital Securities (as if only such Capital Securities were being remarketed) ("Opt-out Treasury Consideration") to the Agent not later than 10:00 a.m. on the first Business Day prior to the Remarketing Date (or, in the case of a Failed Remarketing, not later than 10:00 a.m. on the first Business Day immediately prior to the Subsequent Remarketing
Date). Upon receipt thereof by the Agent, the Agent shall deliver such Opt-out Treasury Consideration to the Collateral Agent, which will, for the benefit of the Company, thereupon apply such Opt-out Treasury Consideration to secure such Holder's obligations under the Purchase Contracts. On the first Business Day immediately preceding the Remarketing Date, the Collateral Agent, pursuant to the terms of the Pledge Agreement, will deliver the Pledged Capital Securities of such Holder to the Agent. Within three Business Days following the Remarketing Date, (i) if the remarketing was successful, the Agent shall distribute such Capital Securities to the Holders thereof, and (ii) if there was a Failed Remarketing on such date, the Agent will deliver such Capital Securities to the Collateral Agent, which will, for the benefit of the Company, thereupon apply such Capital Securities to secure such Holders' obligations under the Purchase Contract and return the Opt-out Treasury Consideration delivered by such Holders to such Holders. A Holder that does not so deliver the Opt-out Treasury Consideration pursuant to this clause (iv) shall be deemed to have elected to participate in the remarketing.

             (c) Upon the maturity of the Pledged Treasury Securities underlying the Stripped Units and the Pledged Treasury Consideration underlying the Normal Units, on the Stock Purchase Date, the Collateral Agent shall remit to the Company an amount equal to the aggregate Purchase Price applicable to such Units, as payment for the Common Stock issuable upon settlement thereof without receiving any instructions from the Holders of such Units. In the event the payments in respect of the Pledged Treasury Securities or the Pledged Treasury Consideration, underlying a Unit is in excess of the Purchase Price of the Purchase Contract being settled thereby, the Collateral Agent will distribute such excess to the Agent for the benefit of the Holder of such Unit when received.

             (d) Any distribution to Holders of excess funds and interest described in paragraphs (b) and (c) above shall be payable at the office of the Agent in The City of New York maintained for that purpose or, at the option of the Holder or the holder of separate Capital Securities, as applicable, by check mailed to the address of the Person entitled thereto at such address as it appears on the Register or by wire transfer to an account specified by the Holder or the holder of separate Capital Securities, as applicable.

             (e) The obligations of each Holder to pay the Purchase Price are non-recourse obligations and except to the extent paid by Early Settlement or Merger Early Settlement, are payable solely out of the proceeds of any Collateral pledged to secure the obligations of the Holders and in no event will Holders be liable for any deficiency between such payments and the Purchase Price.

             (f) Notwithstanding anything to the contrary herein, the Company shall not be obligated to issue any Common Stock in respect of a Purchase Contract or deliver any certificates therefor to the Holder of the related Unit unless the Company shall have received payment in full of the aggregate Purchase Price for the shares of Common Stock to be purchased thereunder by such Holder in the manner herein set forth.

             Section 5.3 Issuance of Shares of Common Stock. Unless a Termination Event shall have occurred on or prior to the Stock Purchase Date or an Early Settlement or a Merger Early Settlement shall have occurred, on the Stock Purchase Date, upon its receipt of payment in full of the Purchase Price for the shares of Common Stock purchased by the Holders pursuant to the foregoing provisions of this Article and subject to Section 5.4(b), the Company shall issue and deposit with the Agent, for the benefit of the Holders of the Outstanding Securities, one or more certificates representing the newly issued shares of Common Stock registered in the name of the Agent (or its nominee) as custodian for the Holders (such certificates for shares of Common Stock, together with any dividends or distributions for which a record date and payment date for such dividend or distribution has occurred after the Stock Purchase Date, being hereinafter referred to as the "Purchase Contract Settlement Fund") to which the Holders are entitled hereunder. Subject to the foregoing, upon surrender of a Certificate to the Agent on or after the Stock Purchase Date, together with settlement instructions thereon duly completed and executed, the Holder of such Certificate shall be entitled to receive in exchange therefor a certificate representing that number of whole shares of Common Stock which such Holder is entitled to receive pursuant to the provisions of this Article V (after taking into account all Units then held by such Holder) together with cash in lieu of fractional shares as provided in Section 5.10 and any dividends or distributions with respect to such shares constituting part of the Purchase Contract Settlement Fund, but without any interest thereon, and the Certificate so surrendered shall forthwith be cancelled. Such shares shall be registered in the name of the Holder or the Holder's designee as specified in the settlement instructions provided by the Holder to the Agent. If any shares of Common Stock issued in respect of a Purchase Contract are to be registered to a Person other than the Person in whose name the Certificate evidencing such Purchase Contract is registered, no such registration shall be made unless the Person requesting such registration has paid any transfer and other taxes required by reason of such registration in a name other than that of the registered Holder of such Certificate or has established to the satisfaction of the Company that such tax either has been paid or is not payable.

             Section 5.4 Adjustment of Settlement Rate. (a) Adjustments for Dividends, Distributions, Stock Splits, Etc. (1) In case the Company shall pay or make a dividend or other distribution on the Common Stock in Common Stock, the Settlement Rate, as in effect at the opening of business on the day following the date fixed for the determination of stockholders entitled to receive such dividend or other distribution shall be increased by dividing such Settlement Rate by a fraction of which the numerator shall be the number of shares of Common Stock outstanding at the close of business on the date fixed for such determination and the denominator shall be the sum of such number of shares and the total number of shares constituting such dividend or other distribution, such increase to become effective immediately after the opening of business on the day following the date fixed for such determination. For the purposes of this paragraph (1), the number of shares of Common Stock at the time outstanding shall not include shares held in the treasury of the Company but shall include any shares issuable in respect of any scrip certificates issued in lieu of fractions of shares of Common Stock. The Company will not pay any dividend or make any distribution on shares of Common Stock held in the treasury of the Company.

             (2) In case the Company shall issue rights, options or warrants to all holders of its Common Stock (not being available on an equivalent basis to Holders of the Units upon settlement of the Purchase Contracts underlying such Units) entitling them, for a period expiring within 45 days after the record date for the determination of stockholders entitled to receive such rights, options or warrants, to subscribe for or purchase shares of Common Stock at a price per share less than the Current Market Price per share of the Common Stock on the date fixed for the determination of stockholders entitled to receive such rights, options or warrants (other than pursuant to a dividend reinvestment plan), the Settlement Rate in effect at the opening of business on the day following the date fixed for such determination shall be increased by dividing such Settlement Rate by a fraction, the numerator of which shall be the number of shares of Common Stock outstanding at the close of business on the date fixed for such determination plus the number of shares of Common Stock which the aggregate of the offering price of the total number of shares of Common Stock so offered for subscription or purchase would purchase at such Current Market Price and the denominator of which shall be the number of shares of Common Stock outstanding at the close of business on the date fixed for such determination plus the number of shares of Common Stock so offered for subscription or purchase, such increase to become effective immediately after the opening of business on the day following the date fixed for such determination. For the purposes of this paragraph (2), the number of shares of Common Stock at any time outstanding shall not include shares held in the treasury of the Company but shall include any shares issuable in respect of any scrip certificates issued in lieu of fractions of shares of Common Stock. The Company shall not issue any such rights, options or warrants in respect of shares of Common Stock held in the treasury of the Company.

             (3) In case outstanding shares of Common Stock shall be subdivided or split into a greater number of shares of Common Stock, the Settlement Rate in effect at the opening of business on the day following the day upon which such subdivision or split becomes effective shall be proportionately increased, and, conversely, in case outstanding shares of Common Stock shall each be combined into a smaller number of shares of Common Stock, the Settlement Rate in effect at the opening of business on the day following the day upon which such combination becomes effective shall be proportionately reduced, such increase or reduction, as the case may be, to become effective immediately after the opening of business on the day following the day upon which such subdivision, split or combination becomes effective.

             (4) In case the Company shall, by dividend or otherwise, distribute to all holders of its Common Stock evidences of its indebtedness or assets (including securities, but excluding any rights or warrants referred to in paragraph (2) of this Section, any dividend or distribution paid exclusively in cash and any dividend or distribution referred to in paragraph (1) of this Section), the Settlement Rate shall be adjusted so that the same shall equal the rate determined by dividing the Settlement Rate in effect immediately prior to the close of business on the date fixed for the determination of stockholders entitled to receive such distribution by a fraction, the numerator of which shall be the Current Market Price per share of the Common Stock on the date fixed for such determination less the then fair market value (as determined by the Board of Directors, whose determination shall be conclusive and described in a Board Resolution filed with the Agent) of the portion of the assets or evidences of indebtedness so distributed applicable to one share of Common Stock and the denominator of which shall be such Current Market Price per share of the Common Stock, such adjustment to become effective immediately prior to the opening of business on the day following the date fixed for the determination of stockholders entitled to receive such distribution. In any case in which this paragraph (4) is applicable, paragraph (2) of this Section shall not be applicable.

             (5) In case the Company shall, (i) by dividend or otherwise, distribute to all holders of its Common Stock cash (excluding any cash that is distributed in a Reorganization Event to which Section 5.4(b) applies or as part of a distribution referred to in paragraph (4) of this Section) in an aggregate amount that, combined together with (ii) the aggregate amount of any other distributions to all holders of its Common Stock made exclusively in cash within the 12 months preceding the date of payment of such distribution and in respect of which no adjustment pursuant to this paragraph (5) or paragraph (6) of this Section has been made and (iii) the aggregate of any cash plus the fair market value (as determined by the Board of Directors, whose determination shall be conclusive and described in a Board Resolution) of consideration payable in respect of any tender or exchange offer by the Company or any of its subsidiaries for all or any portion of the Common Stock concluded within the 12 months preceding the date of payment of the distribution described in clause (i) above and in respect of which no adjustment pursuant to this paragraph (5) or paragraph (6) of this Section has been made, exceeds 15% of the product of the Current Market Price per share of the Common Stock on the date for the determination of holders of shares of Common Stock entitled to receive such distribution times the number of shares of Common Stock outstanding on such date, then, and in each such case, immediately after the close of business on such date for determination, the Settlement Rate shall be increased so that the same shall equal the rate determined by dividing the Settlement Rate in effect immediately prior to the close of business on the date fixed for determination of the stockholders entitled to receive such distribution by a fraction (i) the numerator of which shall be equal to the Current Market Price per share of the Common Stock on the date fixed for such determination less an amount equal to the quotient of (x) the combined amount distributed or payable in the transactions described in clauses (i), (ii) and
(iii) above and (y) the number of shares of Common Stock outstanding on such date for determination and (ii) the denominator of which shall be equal to the Current Market Price per share of the Common Stock on such date for determination.

             (6) In case (i) a tender or exchange offer made by the Company or any subsidiary of the Company for all or any portion of the Common Stock shall expire and such tender or exchange offer (as amended upon the expiration thereof) shall require the payment to stockholders (based on the acceptance (up to any maximum specified in the terms of the tender or exchange offer) of Purchased Shares) of an aggregate consideration having a fair market value (as determined by the Board of Directors, whose determination shall be conclusive and described in a Board Resolution) that combined together with (ii) the aggregate of the cash plus the fair market value (as determined by the Board of Directors, whose determination shall be conclusive and described in a Board Resolution), as of the expiration of such tender or exchange offer, of consideration payable in respect of any other tender or exchange offer, by the Company or any subsidiary of the Company for all or any portion of the Common Stock expiring within the 12 months preceding the expiration of such tender or exchange offer and in respect of which no adjustment pursuant to paragraph (5) of this Section or this paragraph (6) has been made and (iii) the aggregate amount of any distributions to all holders of the Company's Common Stock made exclusively in cash within the 12 months preceding the expiration of such tender or exchange offer and in respect of which no adjustment pursuant to paragraph
(5) of this Section or this paragraph (6) has been made, exceeds 15% of the product of the Current Market Price per share of the Common Stock as of the last time (the "Expiration Time") tenders could have been made pursuant to such tender or exchange offer (as it may be amended) times the number of shares of Common Stock outstanding (including any tendered shares) on the Expiration Time, then, and in each such case, immediately prior to the opening of business on the day after the date of the Expiration Time, the Settlement Rate shall be adjusted so that the same shall equal the rate determined by dividing the Settlement Rate immediately prior to the close of business on the date of the Expiration

Time by a fraction (i) the numerator of which shall be equal to (A) the product of (i) the Current Market Price per share of the Common Stock on the date of the Expiration Time and (ii) the number of shares of Common Stock outstanding (including any tendered shares) on the Expiration Time less (B) the amount of cash plus the fair market value (determined as aforesaid) of the aggregate consideration payable to stockholders based on the transactions described in clauses (i), (ii) and (iii) above (assuming in the case of clause (i) the acceptance, up to any maximum specified in the terms of the tender or exchange offer, of Purchased Shares), and (ii) the denominator of which shall be equal to the product of (A) the Current Market Price per share of the Common Stock as of the Expiration Time and (B) the number of shares of Common Stock outstanding (including any tendered shares) as of the Expiration Time less the number of all shares validly tendered and not withdrawn as of the Expiration Time (the shares deemed so accepted, up to any such maximum, being referred to as the "Purchased Shares").

             (7) The reclassification of Common Stock into securities including securities other than Common Stock (other than any reclassification upon a Reorganization Event to which Section 5.4(b) applies) shall be deemed to involve
(a) a distribution of such securities other than Common Stock to all holders of Common Stock (and the effective date of such reclassification shall be deemed to be "the date fixed for the determination of stockholders entitled to receive such distribution" and the "date fixed for such determination" within the meaning of paragraph (4) of this Section), and (b) a subdivision, split or combination, as the case may be, of the number of shares of Common Stock outstanding immediately prior to such reclassification into the number of shares of Common Stock outstanding immediately thereafter (and the effective date of such reclassification shall be deemed to be "the day upon which such subdivision or split becomes effective" or "the day upon which such combination becomes effective," as the case may be, and "the day upon which such subdivision, split or combination becomes effective" within the meaning of paragraph (3) of this Section).

             (8) The "Current Market Price" per share of Common Stock on any day means the average of the daily Closing Prices for the 5 consecutive Trading Days selected by the Company commencing not more than 30 Trading Days before, and ending not later than, the earlier of the day in question and the day before the "ex date" with respect to the issuance or distribution requiring such computation. For purposes of this paragraph, the term "ex date," when used with respect to any issuance or distribution, shall mean the first date on which the Common Stock trades regular way on such exchange or in such market without the right to receive such issuance or distribution.

             (9) All adjustments to the Settlement Rate shall be calculated to the nearest 1/10,000th of a share of Common Stock (or if there is not a nearest 1/10,000th of a share to the next lower 1/10,000th of a share). No adjustment in the Settlement Rate shall be required unless such adjustment would require an increase or decrease of at least one percent therein; provided, that any adjustments which by reason of this subparagraph are not required to be made shall be carried forward and taken into account in any subsequent adjustment. If an adjustment is made to the Settlement Rate pursuant to paragraph (1), (2), (3), (4), (5), (6), (7) or (10) of this Section 5.4(a), an adjustment shall also be made to the Applicable Market Value solely to determine which of clauses (a), (b) or (c) of the definition of Settlement Rate in Section 5.1 will apply on the Stock Purchase Date. Such adjustment shall be made by multiplying the Applicable Market Value by a fraction, the numerator of which shall be the Settlement Rate immediately after such adjustment pursuant to paragraph (1), (2), (3), (4), (5), (6), (7) or
(10) of this Section 5.4(a) and the denominator of which shall be the Settlement Rate immediately before such adjustment; provided, that if such adjustment to the Settlement Rate is required to be made pursuant to the occurrence of any of the events contemplated by paragraph (1), (2), (3), (4), (5), (7) or (10) of this Section 5.4(a) during the period taken into consideration for determining the Applicable Market Value, appropriate and customary adjustments shall be made to the Settlement Rate.

             (10) The Company may make such increases in the Settlement Rate, in addition to those required by this Section, as it considers to be advisable in order to avoid or diminish any income tax to any holders of shares of Common Stock resulting from any dividend or distribution of stock or issuance of rights or warrants to purchase or subscribe for stock or from any event treated as such for income tax purposes or for any other reasons.

             (b) Adjustment for Consolidation, Merger or Other Reorganization Event. In the event of (i) any consolidation or merger of the Company with or into another Person (other than a merger or consolidation in which the Company is the continuing corporation and in which the Common Stock outstanding immediately prior to the merger or consolidation is not exchanged for cash, securities or other property of the Company or another corporation), (ii) any sale, transfer, lease or conveyance to another Person of the property of the Company as an entirety or substantially as an entirety, (iii) any statutory exchange of securities of the Company with another Person (other than in connection with a merger or acquisition) or (iv) any liquidation, dissolution or winding up of the Company other than as a result of or after the occurrence of a Termination Event (any such event, a "Reorganization Event"), the Settlement Rate will be adjusted to provide that each Holder of Units will receive on the Stock Purchase Date with respect to each Purchase Contract forming a part thereof, the kind and amount of securities, cash and other property receivable upon such Reorganization Event (without any interest thereon, and without any right to dividends or distribution thereon which have a record date that is prior to the Stock Purchase Date) by a Holder of the number of shares of Common Stock issuable on account of each Purchase Contract if the Stock Purchase Date had occurred immediately prior to such Reorganization Event assuming such Holder of Common Stock is not a Person with which the Company consolidated or into which the Company merged or which merged into the Company or to which such sale or transfer was made, as the case may be (any such Person, a "Constituent Person"), or an Affiliate of a Constituent Person to the extent such Reorganization Event provides for different treatment of Common Stock held by Affiliates of the Company and non-Affiliates and such Holder failed to exercise his rights of election, if any, as to the kind or amount of securities, cash and other property receivable upon such Reorganization Event (provided that if the kind or amount of securities, cash and other property receivable upon such Reorganization Event is not the same for each share of Common Stock held immediately prior to such Reorganization Event by other than a Constituent Person or an Affiliate thereof and in respect of which such rights of election shall not have been exercised ("non-electing share"), then for the purpose of this Section the kind and amount of securities, cash and other property receivable upon such Reorganization Event by each non-electing share shall be deemed to be the kind and amount so receivable per share by a plurality of the non-electing shares). In the event of such a Reorganization Event, the Person formed by such consolidation, merger or exchange or the Person which acquires the assets of the Company or, in the event of a liquidation or dissolution of the Company, the Company or a liquidating trust created in connection therewith, shall execute and deliver to the Agent an agreement supplemental hereto providing that the Holder of each Outstanding Security shall have the rights provided by this Section 5.4. Such supplemental agreement shall provide for adjustments which, for events subsequent to the effective date of such supplemental agreement, shall be as nearly equivalent as may be practicable to the adjustments provided for in this Section. The above provisions of this Section shall similarly apply to successive Reorganization Events.

             Section 5.5 Notice of Adjustments and Certain Other Events. (a) Whenever the Settlement Rate is adjusted as herein provided, the Company shall:

             (i) forthwith compute the Settlement Rate in accordance with
       Section 5.4 and prepare and transmit to the Agent an Officer's Certificate setting forth the Settlement Rate, the method of calculation thereof in reasonable detail, and the facts requiring such adjustment and upon which such adjustment is based; and

             (ii) within 10 Business Days following the occurrence of an event that requires an adjustment to the Settlement Rate pursuant to Section
       5.4 (or if the Company is not aware of such occurrence, as soon as practicable after becoming so aware), provide a written notice to the Holders of the Units of the occurrence of such event and a statement in reasonable detail setting forth the method by which the adjustment to the Settlement Rate was determined and setting forth the adjusted Settlement Rate.

             (b) The Agent shall not at any time be under any duty or responsibility to any Holder of Units to determine whether any facts exist which may require any adjustment of the Settlement Rate, or with respect to the nature or extent or calculation of any such adjustment when made, or with respect to the method employed in making the same. The Agent shall not be accountable with respect to the validity or value (or the kind or amount) of any shares of Common Stock, or of any securities or property, which may at the time be issued or delivered with respect to any Purchase Contract; and the Agent makes no representation with respect thereto. The Agent shall not be responsible for any failure of the Company to issue, transfer or deliver any shares of Common Stock pursuant to a Purchase Contract or to comply with any of the duties, responsibilities or covenants of the Company contained in this Article.

             Section 5.6 Termination Event; Notice. The Purchase Contracts and all obligations and rights of the Company and the Holders thereunder, including the rights and obligations of Holders to purchase Common Stock, shall immediately and automatically terminate, without the necessity of any notice or action by any Holder, the Agent or the Company, if, on or prior to the Stock Purchase Date, a Termination Event shall have occurred. Upon and after the occurrence of a Termination Event, the Normal Units shall thereafter represent the right to receive the Capital Securities or the appropriate Treasury Consideration, as the case may be, forming a part of such Normal Units, and the Stripped Units shall thereafter represent the right to receive the Treasury Securities forming a part of such Stripped Units, in each case in accordance with the provisions of Section 4.3 of the Pledge Agreement. Upon the occurrence of a Termination Event, the Company shall promptly but in no event later than two Business Days thereafter give written notice to the Agent, the Collateral Agent and to the Holders, at their addresses as they appear in the Register.

             Section 5.7 Early Settlement. (a) Subject to and upon compliance with the provisions of this Section 5.7, Purchase Contracts underlying Units having an aggregate Stated Amount equal to $1,000 or an integral multiple thereof, may, at the option of the Holder thereof, be settled early ("Early Settlement") on or prior to the seventh Business Day immediately preceding the Remarketing Date or any Subsequent Remarketing Date. In order to exercise the right to effect Early Settlement with respect to any Purchase Contracts, the Holder of the Certificate evidencing the related Units shall deliver such Certificate to the Agent at the Corporate Trust office duly endorsed for transfer to the Company or in blank with the form of Election to Settle Early on the reverse thereof duly completed and accompanied by payment (payable to the Company in immediately available funds in an amount (the "Early Settlement Amount") equal to the product of (A) the Stated Amount of such Units times (B) the number of Purchase Contracts with respect to which the Holder has elected to effect Early Settlement. No payment or adjustment shall be made upon Early Settlement of any Purchase Contract on account of any dividends on the Common Stock issued upon such Early Settlement. If the foregoing requirements are first satisfied with respect to Purchase Contracts underlying any Unit at or prior to 5:00 p.m., New York City time, on a Business Day, such day shall be the "Early Settlement Date" with respect to such Unit and if such requirements are first satisfied after 5:00 p.m., New York City time, on a Business Day or on a day that is not a Business Day, the "Early Settlement Date" with respect to such Units shall be the next succeeding Business Day.

             (b) Upon Early Settlement of any Purchase Contract by the Holder of the related Units, the Company shall issue, and the Holder shall be entitled to receive, 2.97 shares of Common Stock on account of such Purchase Contract (the "Early Settlement Rate"). The Early Settlement Rate shall be adjusted in the same manner and at the same time as the Settlement Rate is adjusted. As promptly as practicable after Early Settlement of Purchase Contracts in accordance with the provisions of this Section 5.7, the Company shall issue and shall deliver to the Agent at the Corporate Trust Office a certificate or certificates for the full number of shares of Common Stock issuable upon such Early Settlement together with payment in lieu of any fraction of a share, as provided in Section 5.10.

             (c) No later than the third Business Day after the applicable Early Settlement Date the Company shall cause (i) the shares of Common Stock issuable upon Early Settlement of Purchase Contracts to be issued and delivered, and (ii) the related Pledged Capital Securities or Pledged Treasury Consideration, in the case of Normal Units, or the related Pledged Treasury Securities, in the case of Stripped Units, to be released from the Pledge by the Collateral Agent and transferred, in each case, to the Agent for delivery to the Holder thereof or the Holder's designee.

             (d) Upon Early Settlement of any Purchase Contracts, and subject to receipt of shares of Common Stock from the Company and the Pledged Capital Securities, Pledged Treasury Consideration or Pledged Treasury Securities, as the case may be, from the Collateral Agent, as applicable, the Agent shall, in accordance with the instructions provided by the Holder thereof on the applicable form of Election to Settle Early on the reverse of the Certificate evidencing the related Units, (i) transfer to the Holder the Pledged Capital Securities, Pledged Treasury Consideration or Pledged Treasury Securities, as the case may be, forming a part of such Units, and (ii) deliver to the Holder a certificate or certificates for the full number of shares of Common Stock issuable upon such Early Settlement together with payment in lieu of any fraction of a share, as provided in Section 5.10.

             (e) In the event that Early Settlement is effected with respect to Purchase Contracts underlying less than all the Units evidenced by a Certificate, upon such Early Settlement the Company shall execute and the Agent shall authenticate, countersign and deliver to the Holder thereof, at the expense of the Company, a Certificate evidencing the Units as to which Early Settlement was not effected.

             Section 5.8 Early Settlement Upon Merger. (a) In the event of a merger or consolidation of the Company of the type described in clause (i) of
Section 5.4(b) in which the Common Stock outstanding immediately prior to such merger or consolidation is exchanged for consideration consisting of at least 30% cash or cash equivalents (any such event a "Cash Merger"), then the Company (or the successor to the Company hereunder) shall be required to offer the Holder of each Unit the right to settle the Purchase Contract underlying such Unit prior to the Stock Purchase Date ("Merger Early Settlement") as provided herein. On or before the fifth Business Day after the consummation of a Cash Merger, the Company or, at the request and expense of the Company, the Agent, shall give all Holders notice of the occurrence of the Cash Merger and of the right of Merger Early Settlement arising as a result thereof. The Company shall also deliver a copy of such notice to the Agent and the Collateral Agent.

             Each such notice shall contain:

                         (i) the date, which shall be not less than 20 nor more
             than 30 calendar days after the date of such notice, on which the Merger Early Settlement will be effected (the "Merger Early Settlement Date");

                         (ii) the date, which shall be three Business Days prior
             to the Merger Early Settlement Date, by which the Merger Early Settlement right must be exercised;

                         (iii) the Settlement Rate in effect as a result of such
             Cash Merger and the kind and amount of securities, cash and other property receivable by the Holder upon settlement of each Purchase Contract pursuant to Section 5.4(b);

                         (iv) a statement to the effect that all or a portion of
             the Purchase Price payable by the Holder to settle the Purchase Contract will be offset against the amount of cash so receivable upon exercise of Merger Early Settlement, as applicable; and

                         (v) the instructions a Holder must follow to exercise
              the Merger Early Settlement right.

             (b) To exercise a Merger Early Settlement right, a Holder shall deliver to the Agent at the Corporate Trust Office on or before 5:00 p.m., New York City time on the date specified in the notice the Certificate(s) evidencing the Units with respect to which the Merger Early Settlement right is being exercised duly endorsed for transfer to the Company or in blank with the form of Election to Settle Early on the reverse thereof duly completed and accompanied by payment (payable to the Company in immediately available funds in an amount equal to the Early Settlement Amount less the amount of cash that otherwise would be deliverable by the Company or its successor upon settlement of the Purchase Contract in lieu of Common Stock pursuant to Section 5.4(b) and as described in the notice to Holders (the "Merger Early Settlement Amount").

             (c) On the Merger Early Settlement Date the Company shall deliver or cause to be delivered (i) the net cash, securities and other property to be received by such exercising Holder, equal to the Settlement Rate as adjusted pursuant to Section 5.4, in respect of the number of Purchase Contracts for which such Merger Early Settlement right was exercised, and (ii) the related Pledged Capital Securities or Pledged Treasury Consideration, in the case of Normal Units, or Pledged Treasury Securities, in the case of Stripped Units, to be released from the Pledge by the Collateral Agent and transferred, in each case, to the Agent for delivery to the Holder thereof or its designee. In the event a Merger Early Settlement right shall be exercised by a Holder in accordance with the terms hereof, all references herein to Stock Purchase Date shall be deemed to refer to such Merger Early Settlement Date.

             (d) Upon Merger Early Settlement of any Purchase Contracts, and subject to receipt of such net cash, securities or other property from the Company and the Pledged Capital Securities, Pledged Treasury Consideration or Pledged Treasury Securities, as the case may be, from the Collateral Agent, as applicable, the Agent shall, in accordance with the instructions provided by the Holder thereof on the applicable form of Election to Settle Early on the reverse of the Certificate evidencing the related Units, (i) transfer to the Holder the Pledged Capital Securities, Pledged Treasury Consideration or Pledged Treasury Securities, as the case may be, forming a part of such Units, and (ii) deliver to the Holder such net cash, securities or other property issuable upon such Merger Early Settlement together with payment in lieu of any fraction of a share, as provided in Section 5.10.

             (e) In the event that Merger Early Settlement is effected with respect to Purchase Contracts underlying less than all the Units evidenced by a Certificate, upon such Merger Early Settlement the Company (or the successor to the Company hereunder) shall execute and the Agent shall authenticate, countersign and deliver to the Holder thereof, at the expense of the Company, a Certificate evidencing the Units as to which Merger Early Settlement was not effected.

             Section 5.9 Charges and Taxes. The Company will pay all stock transfer and similar taxes attributable to the initial issuance and delivery of the shares of Common

Stock pursuant to the Purchase Contracts; provided, that the Company shall not be required to pay any such tax or taxes which may be payable in respect of any exchange of or substitution for a Certificate evidencing a Unit or any issuance of a share of Common Stock in a name other than that of the registered Holder of a Certificate surrendered in respect of the Units evidenced thereby, other than in the name of the Agent, as custodian for such Holder, and the Company shall not be required to issue or deliver such share Certificate or Certificates unless and until the Person or Persons requesting the transfer or issuance thereof shall have paid to the Company the amount of such tax or shall have established to the satisfaction of the Company that such tax has been paid.

             Section 5.10 No Fractional Shares. No fractional shares or scrip representing fractional shares of Common Stock shall be issued or delivered upon settlement on the Stock Purchase Date or upon Early Settlement or Merger Early Settlement of any Purchase Contracts. If Certificates evidencing more than one Purchase Contract shall be surrendered for settlement at one time by the same Holder, the number of full shares of Common Stock which shall be delivered upon settlement shall be computed on the basis of the aggregate number of Purchase Contracts evidenced by the Certificates so surrendered. Instead of any fractional share of Common Stock which would otherwise be deliverable upon settlement of any Purchase Contracts on the applicable Settlement Date or upon Early Settlement or Merger Early Settlement, the Company, through the Agent, shall make a cash payment in respect of such fractional shares in an amount equal to the value of such fractional shares times the Applicable Market Value. The Company shall provide the Agent from time to time with sufficient funds to permit the Agent to make all cash payments required by this Section 5.10 in a timely manner.

                                   ARTICLE VI

                                    REMEDIES

             Section 6.1 Unconditional Right of Holders to Purchase Common Stock. The Holder of any Unit shall have the right, which is absolute and unconditional, to purchase Common Stock pursuant to the Purchase Contract constituting a part of such Unit and to institute suit for the enforcement of any such right to purchase Common Stock, and such rights shall not be impaired without the consent of such Holder.

             Section 6.2 Restoration of Rights and Remedies. If any Holder has instituted any proceeding to enforce any right or remedy under this Agreement and such proceeding has been discontinued or abandoned for any reason, or has been determined adversely to such Holder, then and in every such case, subject to any determination in such proceeding, the Company and such Holder shall be restored severally and respectively to their former positions hereunder and thereafter all rights and remedies of such Holder shall continue as though no such proceeding had been instituted.

             Section 6.3 Rights and Remedies Cumulative. Except as otherwise provided with respect to the replacement or payment of mutilated, destroyed, lost or stolen Certificates in the last paragraph of Section 3.10, no right or remedy herein conferred upon or reserved to the Holders is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

             Section 6.4 Delay or Omission Not Waiver. No delay or omission of any Holder to exercise any right or remedy upon a default shall impair any such right or remedy or constitute a waiver of any such right. Every right and remedy given by this Article or by law to the Holders may be exercised from time to time, and as often as may be deemed expedient, by such Holders.

             Section 6.5 Undertaking for Costs. All parties to this Agreement agree, and each Holder of a Unit, by its acceptance of such Unit shall be deemed to have agreed, that any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Agreement, or in any suit against the Agent for any action taken, suffered or omitted by it as Agent, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit, and that such court may in its discretion assess reasonable costs, including reasonable attorneys' fees, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant; provided that the provisions of this Section shall not apply to any suit instituted by the Company, to any suit instituted by the Agent, to any suit instituted by any Holder, or group of Holders, holding in the aggregate more than 10% of the Outstanding Securities, or to any suit instituted by any Holder for the enforcement of distributions on any Capital Securities on any Purchase Contract on or after the respective Payment Date therefor in respect of any Unit held by such Holder, or for enforcement of the right to purchase shares of Common Stock under the Purchase Contract constituting part of any Unit held by such Holder.

             Section 6.6 Waiver of Stay or Extension Laws. The Company covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, or plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay or extension law wherever enacted, now or at any time hereafter in force, which may affect the covenants or the performance of this Agreement; and the Company (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law, but will suffer and permit the execution of every such power as though no such law had been enacted.

                                   ARTICLE VII

                                    THE AGENT

             Section 7.1 Certain Duties and Responsibilities. (a)(1) The Agent undertakes to perform, with respect to the Units and Separate Capital Securities, such duties and only such duties as are specifically set forth in this Agreement and the Pledge Agreement, and no implied covenants or obligations shall be read into this Agreement against the Agent; and

             (2) in the absence of bad faith, willful misconduct or negligence on its part, the Agent may, with respect to the Units and Separate Capital Securities, conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Agent and conforming to the requirements of this Agreement, but in the case of any certificates or opinions which by any provision hereof are specifically required to be furnished to the Agent, the Agent shall be under a duty to examine the same to determine whether or not they conform to the requirements of this Agreement.

             (b) No provision of this Agreement shall be construed to relieve the Agent from liability for its own negligent action, its own negligent failure to act, its own bad faith, or its own willful misconduct, except that:

             (1) this paragraph shall not be construed to limit the effect of paragraph (a) of this Section;

             (2) the Agent shall not be liable for any error of judgment made in good faith by a Responsible Officer, unless it shall be proved that the Agent was negligent in ascertaining the pertinent facts; and

             (3) no provision of this Agreement shall require the Agent to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if adequate indemnity is not provided to it.

             (c) Whether or not therein expressly so provided, every provision of this Agreement relating to the conduct or affecting the liability of or affording protection to the Agent shall be subject to the provisions of this Section.

                  (d) The Agent is authorized to execute and deliver the Pledge Agreement in its capacity as Agent.

                  Section 7.2 Notice of Default. Within 30 days after the occurrence of any default by the Company hereunder of which a Responsible Officer of the Agent has actual knowledge, the Agent shall transmit by mail to the Company and the Holders of Units, as their names and addresses appear in the Register, notice of such default hereunder, unless such default shall have been cured or waived.

                  Section 7.3 Certain Rights of Agent. Subject to the provisions of Section 7.1:

                  (a) the Agent may, in absence of bad faith, conclusively rely and shall be fully protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document reasonably believed by it to be genuine and to have been signed or presented by the proper party or parties;

                  (b) any request or direction of the Company mentioned herein shall be sufficiently evidenced by an Officer's Certificate, Issuer Order or Issuer Request, and any resolution of the Board of Directors of the Company may be sufficiently evidenced by a Board Resolution;

                  (c) whenever in the administration of this Agreement the Agent shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, the Agent (unless other evidence be herein specifically prescribed) may, in the absence of bad faith on its part, rely upon an Officer's Certificate of the Company;

                  (d) the Agent may consult with counsel and the written advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon;

                  (e) the Agent shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document, but the Agent, in its discretion, may make reasonable further inquiry or investigation into such facts or matters related to the execution, delivery and performance of the Purchase Contracts as it may see fit, and, if the Agent shall determine to make such further inquiry or investigation, it shall be given a reasonable opportunity to examine the books, records and premises of the Company, personally or by agent or attorney; and

                  (f) the Agent may execute any of the powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys or an Affiliate of the Agent and the Agent shall not be responsible for any misconduct or negligence on the part of any agent or attorney or an Affiliate appointed with due care by it hereunder.

                  Section 7.4 Not Responsible for Recitals or Issuance of Units. The recitals contained herein and in the Certificates shall be taken as the statements of the Company and the Agent assumes no responsibility for their accuracy. The Agent makes no representations as to the validity or sufficiency of either this Agreement or of the Units, or of the Pledge Agreement or the Pledge. The Agent shall not be accountable for the use or application by the Company of the proceeds in respect of the Purchase Contracts.

                  Section 7.5 May Hold Units. Any Registrar or any other agent of the Company, or the Agent and its Affiliates, in their individual or any other capacity, may become the owner or pledgee of Units and may otherwise deal with the Company, the Collateral Agent or any other Person with the same rights it would have if it were not Registrar or such other agent, or the Agent.

                  Section 7.6 Money Held in Custody. Money held by the Agent in custody hereunder need not be segregated from the Agent's other funds except to the extent required by law or provided herein. The Agent shall be under no obligation to invest or pay interest on any money received by it hereunder except as otherwise agreed in writing with the Company.

                  Section 7.7 Compensation and Reimbursement. The Company agrees:

                  (1) to pay to the Agent from time to time reasonable compensation for all services rendered by it hereunder;

                  (2) except as otherwise expressly provided herein, to reimburse the Agent upon its request for all reasonable expenses, disbursements and advances incurred or made by the Agent in accordance with any provision of this Agreement (including the reasonable compensation and the reasonable expenses and disbursements of its agents and counsel), except any such expense, disbursement or advance as may be attributable to its negligence, willful misconduct or bad faith; and

                  (3) to indemnify the Agent and any predecessor Agent for, and to hold it harmless against, any loss, liability or expense incurred without negligence, willful misconduct or bad faith on its part, arising out of or in connection with the acceptance or administration of its duties hereunder, including the costs and expenses of defending itself against any claim or liability in connection with the exercise or performance of any of its powers or duties hereunder.

                  The provisions of this Section 7.7 shall survive the termination of this Agreement.

                  Section 7.8 Corporate Agent Required; Eligibility. There shall at all times be an Agent hereunder which shall be a corporation organized and doing business under the laws of the United States of America, any State thereof or the District of Columbia, authorized under such laws to exercise corporate trust powers, having (or being a member of a bank holding company having) a combined capital and surplus of at least $50,000,000, subject to supervision or examination by federal or state authority and having a Corporate Trust Office in the Borough of Manhattan, The City of New York, if there be such a corporation, qualified and eligible under this Article and willing to act on reasonable terms. If such corporation publishes reports of condition at least annually, pursuant to law or to the requirements of said supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time the Agent shall cease to be eligible in accordance with the provisions of this Section, it shall resign immediately in the manner and with the effect hereinafter specified in this Article.

                  Section 7.9 Resignation and Removal; Appointment of Successor.
(a) No resignation or removal of the Agent and no appointment of a successor Agent pursuant to this Article shall become effective until the acceptance of appointment by the successor Agent in accordance with the applicable requirements of Section 7.10.

                  (b) The Agent may resign at any time by giving written notice thereof to the Company 60 days prior to the effective date of such resignation. If the instrument of acceptance by a successor Agent required by Section 7.10 shall not have been delivered to the Agent within 30 days after the giving of such notice of resignation, the resigning Agent may petition any court of competent jurisdiction for the appointment of a successor Agent.

                  (c) The Agent may be removed at any time by Act of the Holders of a majority in number of the Outstanding Securities delivered to the Agent and the Company.

                  (d) If at any time

                  (1) the Agent fails to comply with Section 310(b) of the TIA, as if the Agent were an indenture trustee under an indenture qualified under the TIA, after written request therefor by the Company or by any Holder who has been a bona fide Holder of a Unit for at least six months, or

                  (2) the Agent shall cease to be eligible under Section 7.8 and shall fail to resign after written request therefor by the Company or by any such Holder, or

                  (3) the Agent shall become incapable of acting or shall be adjudged a bankrupt or insolvent or a receiver of the Agent or of its property shall be appointed or any public officer shall take charge or control of the Agent or of its property or affairs for the purpose of rehabilitation, conservation or liquidation;

then, in any such case, (x) the Company by a Board Resolution may remove the Agent, or (y) any Holder who has been a bona fide Holder of a Unit for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Agent and the appointment of a successor Agent.

                  (e) If the Agent shall resign, be removed or become incapable of acting, or if a vacancy shall occur in the office of Agent for any cause, the Company, by a Board Resolution, shall promptly appoint a successor Agent and shall comply with the applicable requirements of Section 7.10. If no successor Agent shall have been so appointed by the Company and accepted appointment in the manner required by Section 7.10, any Holder who has been a bona fide Holder of a Unit for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the appointment of a successor Agent.

                  (f) The Company shall give, or shall cause such successor Agent to give, notice of each resignation and each removal of the Agent and each appointment of a successor Agent by mailing written notice of such event by first-class mail, postage prepaid, to all Holders as their names and addresses appear in the applicable Register. Each notice shall include the name of the successor Agent and the address of its Corporate Trust Office.

                  Section 7.10 Acceptance of Appointment by Successor. (a) In case of the appointment hereunder of a successor Agent, every such successor Agent so appointed shall execute, acknowledge and deliver to the Company and to the retiring Agent an instrument accepting such appointment, and thereupon the resignation or removal of the retiring Agent shall become effective and such successor Agent, without any further act, deed or conveyance, shall become vested with all the rights, powers, agencies and duties of the retiring Agent; but, on the request of the Company or the successor Agent, such retiring Agent shall, upon payment of its charges, execute and deliver an instrument transferring to such successor Agent all the rights, powers and trusts of the retiring Agent and shall duly assign, transfer and deliver to such successor Agent all property and money held by such retiring Agent hereunder.

                  (b) Upon request of any such successor Agent, the Company shall execute any and all instruments for more fully and certainly vesting in and confirming to such successor Agent all such rights, powers and agencies referred to in paragraph (a) of this Section.

                  (c) No successor Agent shall accept its appointment unless at the time of such acceptance such successor Agent shall be qualified and eligible under this Article.

                  Section 7.11 Merger, Conversion, Consolidation or Succession to Business. Any corporation into which the Agent may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Agent shall be a party, or any corporation succeeding to all or substantially all the corporate trust business of the Agent, shall be the successor of the Agent hereunder, provided such corporation shall be otherwise qualified and eligible under this Article, without the execution or filing of any paper or any further act on the part of any of the parties hereto. In case any Certificates shall have been authenticated and executed on behalf of the Holders, but not delivered, by the Agent then in office, any successor by merger, conversion or consolidation to such Agent shall adopt such authentication and execution and deliver the Certificates so authenticated and executed with the same effect as if such successor Agent had itself authenticated and executed such Units.

                  Section 7.12 Preservation of Information; Communications to Holders. (a) The Agent shall preserve, in as current a form as is reasonably practicable, the names and addresses of Holders received by the Agent in its capacity as Registrar.

                  (b) If three or more Holders (herein referred to as "applicants") apply in writing to the Agent, and furnish to the Agent reasonable proof that each such applicant has owned a Unit for a period of at least six months preceding the date of such application, and such application states that the applicants desire to communicate with other Holders with respect to their rights under this Agreement or under the Units and is accompanied by a copy of the form of proxy or other communication which such applicants propose to transmit, then the Agent shall mail to all the Holders copies of the form of proxy or other communication which is specified in such request, with reasonable promptness after a tender to the Agent of the materials to be mailed and of payment, or provision, in the absence of bad faith, satisfactory to the Agent for the payment, of the reasonable expenses of such mailing.


               Section 7.13 No Obligations of Agent. Except to the extent otherwise provided in this Agreement, the Agent assumes no obligation and shall not be subject to any liability under this Agreement, the Pledge Agreement or any Purchase Contract in respect of the obligations of the Holder of any Unit thereunder. The Company agrees, and each Holder of a Certificate, by such Holder's acceptance thereof, shall be deemed to have agreed, that the Agent's execution of the Certificates on behalf of the Holders shall be solely as agent and attorney-in-fact for the Holders, and that the Agent shall have no obligation to perform such Purchase Contracts on behalf of the Holders, except to the extent expressly provided in Article Five.

               Section 7.14 Tax Compliance. (a) The Agent, on its own behalf and on behalf of the Company, will comply with all applicable certification, information reporting and withholding (including "backup" withholding) requirements imposed by applicable tax laws, regulations or administrative practice with respect to (i) any payments made with respect to the Units or (ii) the issuance, delivery, holding, transfer, redemption or exercise of rights under the Units. Such compliance shall include, without limitation, the preparation and timely filing of required returns and the timely payment of all amounts required to be withheld to the appropriate taxing authority or its designated agent.

               (b) The Agent shall comply with any reasonable written direction timely received from the Company with respect to the application of such requirements to particular payments or Holders or in other particular circumstances, and may for purposes of this Agreement rely on any such direction in accordance with the provisions of Section 7.1(a)(2).

               (c) The Agent shall maintain all appropriate records documenting compliance with such requirements, and shall make such records available, on written request, to the Company or its authorized representative within a reasonable period of time after receipt of such request.

                                  ARTICLE VIII

                             SUPPLEMENTAL AGREEMENTS

               Section 8.1 Supplemental Agreements Without Consent of Holders. Without the consent of any Holders, the Company and the Agent, at any time and from time to time, may enter into one or more agreements supplemental hereto, in form satisfactory to the Company and the Agent, for any of the following purposes:

                  (1) to evidence the succession of another Person to the Company, and the assumption by any such successor of the covenants of the Company herein and in the Certificates; or

                  (2) to add to the covenants of the Company for the benefit of the Holders, or to surrender any right or power herein conferred upon the Company; or

                  (3) to evidence and provide for the acceptance of appointment hereunder by a successor Agent; or

                  (4) to make provision with respect to the rights of Holders pursuant to the requirements of Section 5.4(b) or 5.8; or

                  (5) to cure any ambiguity, to correct or supplement any provisions herein which may be inconsistent with any other provisions herein, or to make any other provisions with respect to such matters or questions arising under this Agreement, provided such action shall not adversely affect the interests of the Holders.

                  Section 8.2 Supplemental Agreements with Consent of Holders. With the consent of the Holders of not less than a majority of the outstanding Purchase Contracts voting together as one class, by Act of said Holders delivered to the Company and the Agent, the Company, when authorized by a Board Resolution, and the Agent may enter into an agreement or agreements supplemental hereto for the purpose of modifying in any manner the terms of the Purchase Contracts, or the provisions of this Agreement or the rights of the Holders in respect of the Units; provided, that, except as contemplated herein, no such supplemental agreement shall, without the consent of the Holder of each Outstanding Security affected thereby:

                  (1) change any Payment Date;

                  (2) change the amount or the type of Collateral required to be Pledged to secure a Holder's Obligations under the Purchase Contract, impair the right of the Holder of any Purchase Contract to receive distributions on the related Collateral (except for the rights of Holders of Normal Units to substitute the Treasury Securities for the Pledged Capital Securities or Pledged Treasury Consideration or the rights of holders of Stripped Units to substitute Capital Securities or appropriate Treasury Consideration for the Pledged Treasury Securities) or otherwise adversely affect the Holder's rights in or to such Collateral or materially adversely alter the rights in or to such Collateral;

                  (3) impair the right to institute suit for the enforcement of any Purchase Contract;

                  (4) reduce the number of shares of Common Stock to be purchased pursuant to any Purchase Contract, increase the price to purchase shares of Common Stock upon settlement of any Purchase Contract, change the Stock Purchase Date or otherwise materially adversely affect the Holder's rights under any Purchase Contract; or

                  (5) reduce the percentage of the outstanding Purchase Contracts the consent of whose Holders is required for any such supplemental agreement;

provided, that if any amendment or proposal referred to above would adversely affect only the Normal Units or the Stripped Units, then only the affected class of Holder as of the record date for the Holders entitled to vote thereon will be entitled to vote on such amendment or proposal, and such amendment or proposal shall not be effective except with the consent of Holders of not less than a majority of such class.

                  It shall not be necessary for any Act of Holders under this Section to approve the particular form of any proposed supplemental agreement, but it shall be sufficient if such Act shall approve the substance thereof.

                  Section 8.3 Execution of Supplemental Agreements. In executing, or accepting the additional agencies created by, any supplemental agreement permitted by this Article or the modifications thereby of the agencies created by this Agreement, the Agent shall be provided and (subject to Section 7.1) shall be fully protected in relying upon, an Opinion of Counsel stating that the execution of such supplemental agreement is authorized or permitted by this Agreement. The Agent may, but shall not be obligated to, enter into any such supplemental agreement which affects the Agent's own rights, duties or immunities under this Agreement or otherwise.

                  Section 8.4 Effect of Supplemental Agreements. Upon the execution of any supplemental agreement under this Article, this Agreement shall be modified in accordance therewith, and such supplemental agreement shall form a part of this Agreement for all purposes; and every Holder of Certificates theretofore or thereafter authenticated, executed on behalf of the Holders and delivered hereunder shall be bound thereby.

                  Section 8.5 Reference to Supplemental Agreements. Certificates authenticated, executed on behalf of the Holders and delivered after the execution of any supplemental agreement pursuant to this Article may, and shall if required by the Agent, bear a notation in form approved by the Agent as to any matter provided for in such supplemental agreement. If the Company shall so determine, new Certificates so modified as to conform, in the opinion of the Agent and the Company, to any such supplemental agreement may be prepared and executed by the Company and authenticated, executed on behalf of the Holders and delivered by the Agent in exchange for Outstanding Certificates.

                                   ARTICLE IX

                    CONSOLIDATION, MERGER, SALE OR CONVEYANCE

                  Section 9.1 Covenant Not to Merge, Consolidate, Sell or Convey Property Except Under Certain Conditions. The Company covenants that it will not
(a) merge or consolidate with any other Person or (b) sell, assign, transfer, lease or convey all or substantially all of its properties and assets to any Person or group of affiliated Persons in one transaction or a series of related transactions other than, with respect to clause (b), a direct or indirect wholly-owned subsidiary of the Company, unless (i) either the Company shall be the continuing corporation, or the successor (if other than the Company) shall be a corporation organized and existing under the laws of the United States of America or a State thereof or the District of Columbia and such corporation shall expressly assume all the obligations of the Company under the Purchase Contracts, the Debentures, the Capital Securities Guarantee, this Agreement, the Remarketing Agreement, and the Pledge Agreement by one or more supplemental agreements in form reasonably satisfactory to the Agent and the Collateral Agent, executed and delivered to the Agent and the Collateral Agent by such corporation, and (ii) the Company or such successor corporation, as the case may be, shall not, immediately after such merger or consolidation, or such sale, assignment, transfer, lease or conveyance, be in default in the performance of any covenant or condition hereunder, under any of the Units or under the Pledge Agreement.

                  Section 9.2 Rights and Duties of Successor Corporation. In case of any such consolidation, merger, sale, assignment, transfer, lease or conveyance and upon any such assumption by a successor corporation in accordance with Section 9.1, such successor corporation shall succeed to and be substituted for the Company with the same effect as if it had been named herein as the Company. Such successor corporation thereupon may cause to be signed, and may issue either in its own name or in the name of the Company, any or all of the Certificates evidencing Units issuable hereunder which theretofore shall not have been signed by the Company and delivered to the Agent; and, upon the order of such successor corporation, instead of the Company, and subject to all the terms, conditions and limitations in this Agreement prescribed, the Agent shall authenticate and execute on behalf of the Holders and deliver any Certificates which previously shall have been signed and delivered by the officers of the Company to the Agent for authentication and execution, and any Certificate evidencing Units which such successor corporation thereafter shall cause to be signed and delivered to the Agent for that purpose. All the Certificates so issued shall in all respects have the same legal rank and benefit under this

Agreement as the Certificates theretofore or thereafter issued in accordance with the terms of this Agreement as though all of such Certificates had been issued at the date of the execution hereof.

               In case of any such consolidation, merger, sale, assignment, transfer, lease or conveyance such change in phraseology and form (but not in substance) may be made in the Certificates evidencing Units thereafter to be issued as may be appropriate.

               Section 9.3 Opinion of Counsel Given to Agent. The Agent, subject to Sections 7.1 and 7.3, shall receive an Opinion of Counsel as conclusive evidence that any such consolidation, merger, sale, assignment, transfer, lease or conveyance, and any such assumption, complies with the provisions of this Article and that all conditions precedent to the consummation of any such consolidation, merger, sale, assignment, transfer, lease or conveyance have been met.

                                    ARTICLE X

                                    COVENANTS

               Section 10.1 Performance Under Purchase Contracts. The Company covenants and agrees for the benefit of the Holders from time to time of the Units that it will duly and punctually perform its obligations under the Purchase Contracts in accordance with the terms of the Purchase Contracts and this Agreement.

               Section 10.2 Maintenance of Office or Agency. The Company will maintain in the Borough of Manhattan, The City of New York an office or agency where Certificates may be presented or surrendered for acquisition of shares of Common Stock upon settlement of the Purchase Contracts on any Settlement Date and for transfer of Collateral upon occurrence of a Termination Event, where Certificates may be surrendered for registration of transfer or exchange, for a Collateral Substitution or reestablishment of Normal Units and where notices and demands to or upon the Company in respect of the Units and this Agreement may be served. The Company will give prompt written notice to the Agent of the location, and any change in the location, of such office or agency. If at any time the Company shall fail to maintain any such required office or agency or shall fail to furnish the Agent with the address thereof, such presentations, surrenders, notices and demands may be made or served at the Corporate Trust Office, and the Company hereby appoints the Agent as its agent to receive all such presentations, surrenders, notices and demands.

               The Company may also from time to time designate one or more other offices or agencies where Certificates may be presented or surrendered for any or all such purposes and may from time to time rescind such designations; provided, that no such designation or rescission shall in any manner relieve the Company of its obligation to maintain an office or agency in the Borough of Manhattan, The City of New York for such purposes. The Company will give prompt written notice to the Agent of any such designation or rescission and of any change in the location of any such other office or agency. The Company hereby designates as the place of payment for the Units the Corporate Trust Office and appoints the Agent at its Corporate Trust Office as paying agent in such city.

               Section 10.3 Company to Reserve Common Stock. The Company shall at all times prior to the Stock Purchase Date reserve and keep available, free from preemptive rights, out of its authorized but unissued Common Stock the full number of shares of Common Stock issuable against tender of payment in respect of all Purchase Contracts constituting a part of the Units evidenced by Outstanding Certificates.

               Section 10.4 Covenants as to Common Stock. The Company covenants that all shares of Common Stock which may be issued against tender of payment in respect of any Purchase Contract constituting a part of the Outstanding Securities will, upon issuance, be duly authorized, validly issued, fully paid and nonassessable.

               Section 10.5 Statements of Officer of the Company as to Default. The Company will deliver to the Agent, within 120 days after the end of each fiscal year of the Company ending after the date hereof, an Officer's Certificate, stating whether or not to the best knowledge of the signer thereof the Company is in default in the performance and observance of any of the terms, provisions and conditions hereof, and if the Company shall be in default, specifying all such defaults and the nature and status thereof of which such Officer may have knowledge.

               IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the day and year first above written.


                                              METLIFE, INC.

                                              By: /s/ William J. Wheeler
                                                  -----------------------------
                                              Name:
                                              Title:


                                              BANK ONE TRUST COMPANY, N.A.
                                              as Purchase Contract Agent

                                              By: /s/ Janice Ott Rotunno
                                                  -----------------------------
                                              Name:  JANICE OTT ROTUNNO
                                              Title: VICE PRESIDENT AND
                                                     ASSISTANT SECRETARY

                                    EXHIBIT A


         THIS CERTIFICATE IS A GLOBAL CERTIFICATE WITHIN THE MEANING OF THE PURCHASE CONTRACT AGREEMENT (AS HEREINAFTER DEFINED) AND IS REGISTERED IN THE NAME OF THE CLEARING AGENCY OR A NOMINEE THEREOF. THIS CERTIFICATE MAY NOT BE EXCHANGED IN WHOLE OR IN PART FOR A CERTIFICATE REGISTERED, AND NO TRANSFER OF THIS CERTIFICATE IN WHOLE OR IN PART MAY BE REGISTERED, IN THE NAME OF ANY PERSON OTHER THAN SUCH CLEARING AGENCY OR A NOMINEE THEREOF, EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE PURCHASE CONTRACT AGREEMENT.

         Unless this Certificate is presented by an authorized representative of The Depository Trust Company (55 Water Street, New York, New York) to the Company or its agent for registration of transfer, exchange or payment, and any Certificate issued is registered in the name of Cede & Co., or such other name as requested by an authorized representative of The Depository Trust Company, and any payment hereon is made to Cede & Co., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY A PERSON IS WRONGFUL since the registered owner hereof, Cede & Co., has an interest herein.


No.                                                          Cusip No. 59156R207
Number of Normal Units

                    Form of Face of Normal Units Certificate

         This Normal Units Certificate certifies that Cede & Co. is the registered Holder of the number of Normal Units set forth above. Each Normal Unit represents (i) either (a) beneficial ownership by the Holder of one 8% Capital Security (the "Capital Security") of MetLife Capital Trust I, a Delaware statutory business trust (the "Trust"), having a stated liquidation amount of $50, subject to the Pledge of such Capital Security by such Holder pursuant to the Pledge Agreement, or (b) if the Capital Security has been remarketed by the Remarketing Agent (or if the Holder has elected not to have the Capital Security remarketed by delivering the appropriate Treasury Consideration specified by the Remarketing Agent), the appropriate Treasury Consideration, subject to the Pledge of such Treasury Consideration by such Holder pursuant to the Pledge Agreement, and (ii) the rights and obligations of the Holder under one Purchase Contract with MetLife, Inc., a Delaware corporation (the "Company"). All capitalized terms used herein which are defined in the Purchase Contract Agreement have the meaning set forth therein.

         Pursuant to the Pledge Agreement, the Capital Security or the appropriate Treasury Consideration, as the case may be, constituting part of each Normal Unit evidenced hereby has been pledged to the Collateral Agent, for the benefit of the Company, to secure the obligations of the Holder under the Purchase Contract comprising a part of such Normal Unit.

         The Pledge Agreement provides that all payments in respect of the Pledged Capital Securities or Pledged Treasury Consideration received by the Collateral Agent shall be paid by the Collateral Agent by wire transfer in same day funds (i) in the case of (A) quarterly cash distributions on Normal Units which include Pledged Capital Securities or Pledged Treasury Consideration and
(B) any payments of the Capital Securities or Treasury Consideration, as the case may be, that have been released from the Pledge pursuant to the Pledge Agreement, to the Agent to the account designated by the Agent, no later than 10:00 a.m., New York City time, on the Business Day such payment is received by the Collateral Agent (provided that in the event such payment is received by the Collateral Agent on a day that is not a Business Day or after 9:00 a.m., New York City time, on a Business Day, then such payment shall be made no later than 9:30 a.m., New York City time, on the next succeeding Business Day) and (ii) in the case of payments in respect of any Pledged Capital Securities or Pledged Treasury Consideration, as the case may be, to be paid upon settlement of such Holder's obligations to purchase Common Stock under the Purchase Contract, to the Company on the Stock Purchase Date (as defined herein) in accordance with the terms of the Pledge Agreement, in full satisfaction of the respective obligations of the Holders of the Normal Units of which such Pledged Capital Securities or Pledged Treasury Consideration, as the case may be, are a part under the Purchase Contracts forming a part of such Normal Units. Quarterly distributions on Normal Units which include Pledged Capital Securities or Pledged Treasury Consideration, as the case may be, which are payable quarterly in arrears on February 15, May 15, August 15 and November 15 each year, commencing August 15, 2000 (a "Payment Date"), shall, subject to receipt thereof by the Agent from the Collateral Agent, be paid to the Person in whose name this Normal Units Certificate (or a Predecessor Normal Units Certificate) is registered at the close of business on the Record Date for such Payment Date.

         Each Purchase Contract evidenced hereby obligates the Holder of this Normal Units Certificate to purchase, and the Company to sell, on May 15, 2003 (the "Stock Purchase Date"), at a price equal to $50 (the "Stated Amount"), a number of shares of common stock, $0.01 par value per share ("Common Stock"), of the Company, equal to the Settlement Rate, unless on or prior to the Stock Purchase Date there shall have occurred a Termination Event or an Early Settlement or Merger Early Settlement with respect to the Normal Units of which such Purchase Contract is a part, all as provided in the Purchase Contract Agreement and more fully described on the reverse hereof. The

Purchase Price (as defined herein) for the shares of Common Stock purchased pursuant to each Purchase Contract evidenced hereby, if not paid earlier, shall be paid on the Stock Purchase Date by application of payments received in respect of the Pledged Capital Securities or the Pledged Treasury Consideration, as the case may be, pledged to secure the obligations of the Holder under such Purchase Contract.

         Distributions on the Capital Securities or payments on the appropriate Treasury Consideration (as specified in clause (i) of the definition of the Remarketing Value), as the case may be, will be payable at the office of the Agent in The City of New York or, at the option of the Company, by check mailed to the address of the Person entitled thereto as such address appears on the Normal Units Register or by wire transfer to an account specified by the Company.

         Reference is hereby made to the further provisions set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

         Unless the certificate of authentication hereon has been executed by the Agent by manual signature, this Normal Units Certificate shall not be entitled to any benefit under the Pledge Agreement or the Purchase Contract Agreement or be valid or obligatory for any purpose.

         IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.

                                 METLIFE, INC.


                                 By: __________________________________
                                     Name:
                                     Title:


                                 By: __________________________________
                                     Name:
                                     Title:


                                 HOLDER SPECIFIED ABOVE (as to
                                 obligations of such Holder under the Purchase Contracts evidenced hereby)

                                 By:     Bank One Trust Company, N.A.,
                                         not individually but solely as
                                         Attorney-in-Fact of such Holder

                                 By: __________________________________
                                     Name:
                                     Title:

Dated:

                      AGENT'S CERTIFICATE OF AUTHENTICATION

               This is one of the Normal Units Certificates referred to in the within mentioned Purchase Contract Agreement.

                                    BANK ONE TRUST COMPANY, N.A.,
                                    as Purchase Contract Agent


                                    By: __________________________________
                                        Authorized officer

                  (Form of Reverse of Normal Units Certificate)

         Each Purchase Contract evidenced hereby is governed by a Purchase Contract Agreement, dated as of April 7, 2000 (as may be supplemented from time to time, the "Purchase Contract Agreement"), between the Company and Bank One Trust Company, N.A., as Purchase Contract Agent (including its successors thereunder, herein called the "Agent"), to which Purchase Contract Agreement and supplemental agreements thereto reference is hereby made for a description of the respective rights, limitations of rights, obligations, duties and immunities thereunder of the Agent, the Company, and the Holders and of the terms upon which the Normal Units Certificates are, and are to be, executed and delivered.

         Each Purchase Contract evidenced hereby obligates the Holder of this Normal Units Certificate to purchase, and the Company to sell, on the Stock Purchase Date at a price equal to $50 (the "Purchase Price"), a number of shares of Common Stock of the Company equal to the Settlement Rate, unless, on or prior to the Stock Purchase Date, there shall have occurred a Termination Event or an Early Settlement or Merger Early Settlement with respect to the Unit of which such Purchase Contract is a part. The "Settlement Rate" is equal to (a) if the Applicable Market Value (as defined below) is greater than $16.82 (the "Threshold Appreciation Price"), 2.97 shares of Common Stock per Purchase Contract, (b) if the Applicable Market Value is less than the Threshold Appreciation Price but is greater than $14.25, the number of shares of Common Stock per Purchase Contract equal to the Stated Amount divided by the Applicable Market Value and (c) if the Applicable Market Value is less than $14.25, 3.51 shares of Common Stock per Purchase Contract, in each case subject to adjustment as provided in the Purchase Contract Agreement. No fractional shares of Common Stock will be issued upon settlement of Purchase Contracts, as provided in the Purchase Contract Agreement.

         The "Applicable Market Value" means the average of the Closing Price per share of Common Stock on each of the 20 consecutive Trading Days ending on the third Trading Day immediately preceding the Stock Purchase Date.

         The "Closing Price" of the Common Stock on any date of determination means the closing sale price (or, if no closing price is reported, the last reported sale price) of the Common Stock on the New York Stock Exchange (the "NYSE") on such date or, if the Common Stock is not listed for trading on the NYSE on any such date, as reported in the composite transactions for the principal United States securities exchange on which the Common Stock is so listed, or if the Common Stock is not so listed on a United States national or regional securities exchange, as reported by The Nasdaq Stock Market, or, if the Common Stock is not so reported, the last quoted bid price for the Common Stock in the over-the-counter market as reported by the National Quotation Bureau or similar organization, or, if such bid price is not available, the market value of the Common Stock on such date as determined by a nationally recognized independent investment banking firm retained for this purpose by the Company.

         A "Trading Day" means a day on which the Common Stock (A) is not suspended from trading on any national or regional securities exchange or association or over-the- counter market at the close of business and (B) has traded at least once on the national or regional securities exchange or association or over-the-counter market that is the primary market for the trading of the Common Stock.

         Each Purchase Contract evidenced hereby may be settled prior to the Stock Purchase Date through Early Settlement or Merger Early Settlement, in accordance with the terms of the Purchase Contract Agreement.

         In accordance with the terms of the Purchase Contract Agreement, the Holder of this Normal Units Certificate shall pay the Purchase Price for the shares of Common Stock purchased pursuant to each Purchase Contract evidenced hereby (i) by effecting an Early Settlement or Merger Early Settlement, (ii) by application of payments received in respect of the Pledged Treasury Consideration acquired from the proceeds of a remarketing of the related Pledged Capital Securities underlying the Normal Units represented by this Normal Units Certificate or (iii) if the Holder has elected not to participate in the remarketing, by application of payments received in respect of the Pledged Treasury Consideration deposited by such Holder in respect of such Purchase Contract. If, as provided in the Purchase Contract Agreement, upon the occurrence of a Failed Remarketing the Collateral Agent, for the benefit of the Company, exercises its rights as a secured creditor with respect to the Pledged Capital Securities related to this Normal Units Certificate, any accumulated and unpaid distributions on such Pledged Capital Securities will become payable by the Company to the Holder of this Normal Units Certificate in the manner provided for in the Purchase Contract Agreement.

         The Company shall not be obligated to issue any shares of Common Stock in respect of a Purchase Contract or deliver any certificates therefor to the Holder unless it shall have received payment in full of the aggregate Purchase Price for the shares of Common Stock to be purchased thereunder in the manner herein set forth.

         Under the terms of the Pledge Agreement, the Agent will be entitled to exercise the voting and any other consensual rights pertaining to the Pledged Capital Securities. Upon receipt of notice of any meeting at which holders of Capital Securities are entitled to vote or upon the solicitation of consents, waivers or proxies of holders of Capital Securities, the Agent shall, as soon as practicable thereafter, mail to the Holders of Normal Units a notice (a) containing such information as is contained in the notice or solicitation, (b) stating that each such Holder on the record date set by the Agent therefor (which, to the extent possible, shall be the same date as the record date for determining the holders of Capital Securities entitled to vote) shall be entitled to instruct the Agent as to the exercise of the voting rights pertaining to the Pledged Capital Securities constituting a part of such Holder's Normal Units and (c) stating the manner in which such instructions may be given. Upon the written request of the Holders of Normal Units on such record date, the Agent shall endeavor insofar as practicable to vote or cause to be voted, in accordance with the instructions set forth in such requests, the maximum number of Pledged Capital Securities as to which any particular voting instructions are received. In the absence of specific instructions from the Holder of a Normal Unit, the Agent shall abstain from voting the Pledged Capital Security evidenced by such Normal Unit.

         Upon a voluntary or involuntary dissolution of the Trust, a principal amount of the Debentures constituting the assets of the Trust and underlying the Pledged Capital Securities equal to the aggregate Stated Amount of the Pledged Capital Securities shall be delivered to the Collateral Agent in exchange for Pledged Capital Securities. Thereafter, the Debentures shall be held by the Collateral Agent to secure the obligations of each Holder of Normal Units to purchase shares of Common Stock under the Purchase Contracts constituting a part of such Normal Units. Following a voluntary or involuntary dissolution of the Trust, the Holders and the Collateral Agent shall have such security interests, rights and obligations with respect to the Debentures as the Holders and the Collateral Agent had in respect of the Pledged Capital Securities, and any reference in the Purchase Contract Agreement or Pledge Agreement to the Capital Securities or Pledged Capital Securities shall be deemed to be a reference to the Debentures.

         The Normal Units Certificates are issuable only in registered form and only in denominations of a single Normal Unit and any integral multiple thereof. The transfer of any Normal Units Certificate will be registered and Normal Units Certificates may be exchanged as provided in the Purchase Contract Agreement. The Normal Units Registrar may require a Holder, among other things, to furnish appropriate endorsements and transfer documents permitted by the Purchase Contract Agreement. No service charge shall be required for any such registration of transfer or exchange, but the Company and the Agent may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith. The Holder of a Normal Unit may substitute for the Pledged Capital Securities or Pledged Treasury Consideration securing its obligations under the related Purchase Contract Treasury Securities in accordance with the terms of the Purchase Contract Agreement and the Pledge Agreement. From and after such Collateral Substitution, the Unit for which such Pledged Treasury Securities secures the Holder's obligation under the Purchase Contract shall be referred to as a "Stripped Unit." A Holder that elects to substitute a Treasury Security for Pledged Capital Securities or Pledged Treasury Consideration, thereby creating Stripped Units, shall be responsible for any fees or expenses payable in connection therewith. Except as provided in the Purchase Contract Agreement, for so long as the Purchase Contract underlying a Normal Unit remains in effect, such Normal Unit shall not be separable into its constituent parts, and the rights and obligations of the Holder of such Normal Units in respect of the Pledged Capital Security or Pledged Treasury Consideration, as the case may be, and Purchase Contract constituting such Normal Unit may be transferred and exchanged only as a Normal Unit.

         A Holder of Stripped Units may reestablish Normal Units by delivering to the Collateral Agent Capital Securities or the appropriate Treasury Consideration in exchange for the release of the Pledged Treasury Securities in accordance with the terms of the Purchase Contract Agreement and the Pledge Agreement.

         The Purchase Contracts and all obligations and rights of the Company and the Holders thereunder shall immediately and automatically terminate, without the necessity of any notice or action by any Holder, the Agent or the Company, if, on or prior to the Stock Purchase Date, a Termination Event shall have occurred. Upon the occurrence of a Termination Event, the Company shall promptly but in no event later than two Business Days thereafter give written notice to the Agent, the Collateral Agent and to the Holders, at their addresses as they appear in the Normal Units Register. Upon and after the occurrence of a Termination Event, the Collateral Agent shall release the Pledged Capital Securities or Pledged Treasury Consideration, as the case may be, from the Pledge in accordance with the provisions of the Pledge Agreement.

         Upon registration of transfer of this Normal Units Certificate, the transferee shall be bound (without the necessity of any other action on the part of such transferee, except as may be required by the Agent pursuant to the Purchase Contract Agreement), under the terms of the Purchase Contract Agreement and the Purchase Contracts evidenced hereby and the transferor shall be released from the obligations under the Purchase Contracts evidenced by this Normal Units Certificate. The Company covenants and agrees, and the Holder, by its acceptance hereof, likewise covenants and agrees, to be bound by the provisions of this paragraph.

         The Holder of this Normal Units Certificate, by its acceptance hereof, authorizes the Agent to enter into and perform the related Purchase Contracts forming part of the Normal Units evidenced hereby on his behalf as his attorney-in-fact, expressly withholds any consent to the assumption (i.e., affirmance) of the Purchase Contracts by the Company or its trustee in the event that the Company becomes the subject of a case under the Bankruptcy Code, agrees to be bound by the terms and provisions thereof, covenants and agrees to perform such Holder's obligations under such Purchase Contracts, consents to the provisions of the Purchase Contract Agreement, authorizes the Agent to enter into and perform the Pledge Agreement on such Holder's behalf as attorney-in-fact, and consents to the Pledge of the Capital Securities or the appropriate Treasury Consideration, as the case may be, underlying this Normal Units Certificate pursuant to the Pledge Agreement. The Holder further covenants and agrees, that, to the extent and in the manner provided in the Purchase Contract Agreement and the Pledge Agreement, but subject to the terms thereof, payments in respect of the Pledged Capital Securities or the Pledged Treasury Consideration, as the case may be, to be paid upon settlement of such Holder's obligations to purchase Common Stock under the Purchase Contract, shall be paid on the Stock Purchase Date by the Collateral Agent to the Company in satisfaction of such Holder's obligations under such Purchase Contract and such Holder shall acquire no right, title or interest in such payments.

         Each Holder of any Unit, and each Beneficial Owner thereof, by its acceptance thereof or of its interest therein, further agrees to treat (i) itself as the owner of the related Capital Securities, Treasury Consideration or Treasury Securities, as the case may be, and (ii) the Debentures as indebtedness of the Company, in each case, for United States federal, state and local income and franchise tax purposes.

         Subject to certain exceptions, the provisions of the Purchase Contract Agreement may be amended with the consent of the Holders of a majority of the Purchase Contracts.

         The Purchase Contracts shall for all purposes be governed by, and construed in accordance with, the laws of the State of New York, without regard to its principles of conflicts of laws.

         The Company, the Agent and its Affiliates and any agent of the Company or the Agent may treat the Person in whose name this Normal Units Certificate is registered as the owner of the Normal Units evidenced hereby for the purpose of receiving payments of distributions payable quarterly on the Capital Securities or the Treasury Consideration, as the case may be, performance of the Purchase Contracts and for all other purposes whatsoever, whether or not any payments in respect thereof be overdue and notwithstanding any notice to the contrary, and neither the Company, the Agent, such Affiliates nor any such agent shall be affected by notice to the contrary.

         The Purchase Contracts shall not, prior to the settlement thereof, entitle the Holder to any of the rights of a holder of shares of Common Stock.

               A copy of the Purchase Contract Agreement is available for inspection at the offices of the Agent.

                                  ABBREVIATIONS

               The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:


TEN COM -                            as tenants in common
UNIF GIFT MIN ACT -                                  Custodian

                                     ___________________________________________
                                     (cust)                              (minor)

                                     Under Uniform Gifts to Minors Act

                                     ___________________________________________
                                                                      (State)
TEN ENT -                            as tenants by the entireties

JT TEN - as joint tenants with right of survivorship and not as tenants in common

Additional abbreviations may also be used though not in the above list.

         FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto________________________________________________________________
________________________________________________________________________________


(Please insert Social Security or Taxpayer I.D. or other Identifying Number of Assignee)
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________

(Please Print or Type Name and Address Including Postal Zip Code of Assignee) the within Normal Units Certificates and all rights thereunder, hereby irrevocably constituting and appointing

________________________________________________________________________________
         attorney to transfer said Normal Units Certificates on the books of MetLife, Inc. with full power of substitution in the premises.

Dated:
       -------------------          --------------------------------------------
                                    Signature


                                    NOTICE: The signature to this assignment must correspond with the name as it appears upon the face of the within Normal Units Certificates in every particular, without alteration or enlargement or any change whatsoever.

Signature Guarantee:
                     ---------------------------------------------------

                             SETTLEMENT INSTRUCTIONS

               The undersigned Holder directs that a certificate for shares of Common Stock deliverable upon settlement on or after the Stock Purchase Date of the Purchase Contracts underlying the number of Normal Units evidenced by this Normal Units Certificate be registered in the name of, and delivered, together with a check in payment for any fractional share, to the undersigned at the address indicated below unless a different name and address have been indicated below. If shares are to be registered in the name of a Person other than the undersigned, the undersigned will pay any transfer tax payable incident thereto.


Dated:
       ------------------------    ---------------------------------------------
                                   Signature
                                   Signature Guarantee:
                                                       -------------------------
                         (if assigned to another person)

If shares are to be registered in the name
of and delivered to a Person other than the    REGISTERED HOLDER
Holder, please (i) print such Person's name
and address and (ii) provide a guarantee of    Please print name
your signature:                                and address of Registered Holder:


----------------------------------             ---------------------------------
              Name                                           Name

----------------------------------             ---------------------------------
             Address                                       Address


----------------------------------             ---------------------------------

----------------------------------             ---------------------------------

----------------------------------             ---------------------------------

Social Security or other Taxpayer
Identification Number, if any

                            ELECTION TO SETTLE EARLY

         The undersigned Holder of this Normal Units Certificate hereby irrevocably exercises the option to effect Early Settlement in accordance with the terms of the Purchase Contract Agreement with respect to the Purchase Contracts underlying the number of Normal Units evidenced by this Normal Units Certificate specified below. The option to effect Early Settlement may be exercised only with respect to Purchase Contracts underlying Normal Units with an aggregate Stated Amount equal to $1,000 or an integral multiple thereof. The undersigned Holder directs that a certificate for shares of Common Stock deliverable upon such Early Settlement be registered in the name of, and delivered, together with a check in payment for any fractional share and any Normal Units Certificate representing any Normal Units evidenced hereby as to which Early Settlement of the related Purchase Contracts is not effected, to the undersigned at the address indicated below unless a different name and address have been indicated below. Pledged Capital Securities or Pledged Treasury Consideration, as the case may be, deliverable upon such Early Settlement will be transferred in accordance with the transfer instructions set forth below. If shares are to be registered in the name of a Person other than the undersigned, the undersigned will pay any transfer tax payable incident thereto.


Dated: ________________________            _____________________________________
                                           Signature

Signature Guarantee: ______________________________

         Number of Units evidenced hereby as to which Early Settlement of the related Purchase Contracts is being elected:

If shares of Common Stock or Normal Units        REGISTERED HOLDER
Certificates are to be registered in the
name of and delivered to, and Pledged
Capital Securities or Pledged Treasury
Consideration, as the case may be, are to be
transferred to, a Person other than the
Holder, please print such Person's name and      Please print name and address
address:                                         of Registered Holder:


----------------------------------             ---------------------------------
              Name                                           Name

----------------------------------             ---------------------------------
             Address                                       Address


----------------------------------             ---------------------------------

----------------------------------             ---------------------------------

----------------------------------             ---------------------------------


Social Security or other Taxpayer
Identification Number, if any                  ---------------------------------


Transfer instructions for Pledged Capital Securities or Pledged Treasury Consideration, as the case may be, transferable upon Early Settlement or a Termination Event:


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                     [TO BE ATTACHED TO GLOBAL CERTIFICATES]

            SCHEDULE OF INCREASES OR DECREASES IN GLOBAL CERTIFICATE

         The following increases or decreases in this Global Certificate have been made:

                                                            Stated Amount of
                                                            the Global
              Amount of             Amount of               Certificate
              decrease in Stated    increase in Stated      following such     Signature of
              Amount of the         Amount of the           decrease or        authorized-officer
Date          Global Certificate    Global Certificate      increase           of Agent
----          ------------------    ------------------      -----------------  ------------------

                                    EXHIBIT B


         THIS CERTIFICATE IS A GLOBAL CERTIFICATE WITHIN THE MEANING OF THE PURCHASE CONTRACT AGREEMENT (AS HEREINAFTER DEFINED) AND IS REGISTERED IN THE NAME OF A CLEARING AGENCY OR A NOMINEE THEREOF. THIS CERTIFICATE MAY NOT BE EXCHANGED IN WHOLE OR IN PART FOR A CERTIFICATE REGISTERED, AND NO TRANSFER OF THIS CERTIFICATE IN WHOLE OR IN PART MAY BE REGISTERED, IN THE NAME OF ANY PERSON OTHER THAN SUCH CLEARING AGENCY OR A NOMINEE THEREOF, EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE PURCHASE CONTRACT AGREEMENT.

         Unless this Certificate is presented by an authorized representative of The Depository Trust Company (55 Water Street, New York, New York) to the Company or its agent for registration of transfer, exchange or payment, and any Certificate issued is registered in the name of Cede & Co., or such other name as requested by an authorized representative of The Depository Trust Company, and any payment hereon is made to Cede & Co., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY A PERSON IS WRONGFUL since the registered owner hereof, Cede & Co., has an interest herein.


No.                                                          Cusip No. 59156R306
Number of Stripped Units

                   Form of Face of Stripped Units Certificate

         This Stripped Units Certificate certifies that Cede & Co. is the registered Holder of the number of Stripped Units set forth above. Each Stripped Unit represents (i) a 1/20 undivided beneficial ownership interest in a Treasury Security, subject to the Pledge of such interest in such Treasury Security by such Holder pursuant to the Pledge Agreement, and (ii) the rights and obligations of the Holder under one Purchase Contract with MetLife, Inc., a Delaware corporation (the "Company"). All capitalized terms used herein which are defined in the Purchase Contract Agreement have the meaning set forth therein.

         Pursuant to the Pledge Agreement, the Treasury Security constituting part of each Stripped Unit evidenced hereby has been pledged to the Collateral Agent, for the benefit of the Company, to secure the obligations of the Holder under the Purchase Contract comprising a part of such Stripped Unit.

         Each Purchase Contract evidenced hereby obligates the Holder of this Stripped Units Certificate to purchase, and the Company to sell, on May 15, 2003 (the "Stock Purchase Date"), at a price equal to $50 (the "Stated Amount"), a number of shares of common stock, $0.01 par value per share ("Common Stock"), of the Company, equal to the Settlement Rate, unless on or prior to the Stock Purchase Date there shall have occurred a Termination Event or an Early Settlement or Merger Early Settlement with respect to the Stripped Units of which such Purchase Contract is a part, all as provided in the Purchase Contract Agreement and more fully described on the reverse hereof. The Purchase Price (as defined herein) for the shares of Common Stock purchased pursuant to each Purchase Contract evidenced hereby, if not paid earlier, shall be paid on the Stock Purchase Date by application of payments received in respect of the Pledged Treasury Securities pledged to secure the obligations under such Purchase Contract in accordance with the terms of the Pledge Agreement.

         Reference is hereby made to the further provisions set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

         Unless the certificate of authentication hereon has been executed by the Agent by manual signature, this Stripped Units Certificate shall not be entitled to any benefit under the Pledge Agreement or the Purchase Contract Agreement or be valid or obligatory for any purpose.

         IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.

                                            METLIFE, INC.

                                            By:
                                                ---------------------------
                                            Name:
                                            Title:


                                            By:
                                                ---------------------------
                                            Name:
                                            Title:

                                HOLDER SPECIFIED ABOVE (as to
                                obligations of such Holder under the Purchase Contracts)

                                By: Bank One Trust Company, N.A.,
                                    not individually but solely as Attorney-in-
                                    Fact of such Holder


                                By:
                                    -----------------------------------------
                                Name:
                                Title:

Dated:

                      AGENT'S CERTIFICATE OF AUTHENTICATION

               This is one of the Stripped Units Certificates referred to in the within-mentioned Purchase Contract Agreement.

                                   BANK ONE TRUST COMPANY, N.A.,
                                   as Purchase Contract Agent


                                   By:
                                       -----------------------------------------
                                       Authorized officer

                     (Reverse of Stripped Units Certificate)

         Each Purchase Contract evidenced hereby is governed by a Purchase Contract Agreement, dated as of April, 2000 (as may be supplemented from time to time, the "Purchase Contract Agreement"), between the Company and Bank One Trust Company, N.A., as Purchase Contract Agent (including its successors thereunder, herein called the "Agent"), to which the Purchase Contract Agreement and supplemental agreements thereto reference is hereby made for a description of the respective rights, limitations of rights, obligations, duties and immunities thereunder of the Agent, the Company and the Holders and of the terms upon which the Stripped Units Certificates are, and are to be, executed and delivered.

         Each Purchase Contract evidenced hereby obligates the Holder of this Stripped Units Certificate to purchase, and the Company to sell, on the Stock Purchase Date at a price equal to the Stated Amount (the "Purchase Price"), a number of shares of Common Stock of the Company equal to the Settlement Rate, unless, on or prior to the Stock Purchase Date, there shall have occurred a Termination Event or an Early Settlement or Merger Early Settlement with respect to the Unit of which such Purchase Contract is a part. The "Settlement Rate" is equal to (a) if the Applicable Market Value (as defined below) is greater than $16.82 (the "Threshold Appreciation Price"), 2.97 shares of Common Stock per Purchase Contract, (b) if the Applicable Market Value is less than the Threshold Appreciation Price but is greater than $14.25, the number of shares of Common Stock per Purchase Contract equal to the Stated Amount divided by the Applicable Market Value and (c) if the Applicable Market Value is less than $14.25, 3.51 shares of Common Stock per Purchase Contract, in each case subject to adjustment as provided in the Purchase Contract Agreement. No fractional shares of Common Stock will be issued upon settlement of Purchase Contracts, as provided in the Purchase Contract Agreement.

         The "Applicable Market Value" means the average of the Closing Prices per share of Common Stock on each of the 20 consecutive Trading Days ending on the third Trading Day immediately preceding the Stock Purchase Date.

         The "Closing Price" of the Common Stock on any date of determination means the closing sale price (or, if no closing price is reported, the last reported sale price) of the Common Stock on the New York Stock Exchange (the "NYSE") on such date or, if the Common Stock is not listed for trading on the NYSE on any such date, as reported in the composite transactions for the principal United States securities exchange on which the Common Stock is so listed, or if the Common Stock is not so listed on a United States national or regional securities exchange, as reported by The Nasdaq Stock Market, or, if the Common Stock is not so reported, the last quoted bid price for the Common Stock in the over-the-counter market as reported by the National Quotation Bureau or similar organization, or, if such bid price is not available, the market value of the Common Stock on such date as determined by a nationally recognized independent investment banking firm retained for this purpose by the Company.

         A "Trading Day" means a day on which the Common Stock (A) is not suspended from trading on any national or regional securities exchange or association or over-the-counter market at the close of business and (B) has traded at least once on the national or regional securities exchange or association or over-the-counter market that is the primary market for the trading of the Common Stock.

         Each Purchase Contract evidenced hereby may be settled prior to the Stock Purchase Date through Early Settlement or Merger Early Settlement, in accordance with the terms of the Purchase Contract Agreement.

         In accordance with the terms of the Purchase Contract Agreement, the Holder of this Stripped Units Certificate shall pay the Purchase Price for the shares of Common Stock purchased pursuant to each Purchase Contract evidenced hereby (i) by effecting an Early Settlement or Merger Early Settlement or (ii) by application of payments received in respect of the Pledged Treasury Securities underlying the Stripped Units represented by this Stripped Units Certificate.

         The Company shall not be obligated to issue any shares of Common Stock in respect of a Purchase Contract or deliver any certificates therefor to the Holder unless it shall have received payment in full of the aggregate Purchase Price for the shares of Common Stock to be purchased thereunder in the manner herein set forth.

         The Stripped Units Certificates are issuable only in registered form and only in denominations of a single Stripped Unit and any integral multiple thereof. The transfer of any Stripped Units Certificate will be registered and Stripped Units Certificates may be exchanged as provided in the Purchase Contract Agreement. The Stripped Units Registrar may require a Holder, among other things, to furnish appropriate endorsements and transfer documents permitted by the Purchase Contract Agreement. No service charge shall be required for any such registration of transfer or exchange, but the Company and the Agent may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith. The Holder of a Stripped Unit may substitute for the Pledged Treasury Securities securing its obligations under the related Purchase Contract Capital Securities or the appropriate Treasury Consideration in accordance with the terms of the Purchase Contract Agreement and the Pledge Agreement. From and after such substitution, the Unit for which such Pledged Capital Securities or Pledged Treasury Consideration secures the Holder's obligation under the Purchase Contract shall be referred to as a "Normal Unit." A Holder that elects to substitute Capital Securities or the appropriate Treasury Consideration, as the case may be, for Pledged Treasury Securities, thereby reestablishing Normal Units, shall be responsible for any fees or expenses payable in connection therewith. Except as provided in the Purchase Contract Agreement, for so long as the Purchase Contract underlying a Stripped Unit remains in effect, such Stripped Unit shall not be separable into its constituent parts, and the rights and obligations of the Holder of such Stripped Unit in respect of the Pledged Treasury Security and the Purchase Contract constituting such Stripped Unit may be transferred and exchanged only as a Stripped Unit.

         The Purchase Contracts and all obligations and rights of the Company and the Holders thereunder shall immediately and automatically terminate, without the necessity of any notice or action by any Holder, the Agent or the Company, if, on or prior to the Stock Purchase Date, a Termination Event shall have occurred. Upon the occurrence of a Termination Event, the Company shall promptly but in no event later than two business days thereafter give written notice to the Agent, the Collateral Agent and to the Holders, at their addresses as they appear in the Stripped Units Register. Upon and after the occurrence of a Termination Event, the Collateral Agent shall release the Pledged Treasury Securities from the Pledge in accordance with the provisions of the Pledge Agreement.

         Upon registration of transfer of this Stripped Units Certificate, the transferee shall be bound (without the necessity of any other action on the part of such transferee, except as may be required by the Agent pursuant to the Purchase Contract Agreement), under the terms of the Purchase Contract Agreement and the Purchase Contracts evidenced hereby and the transferor shall be released from the obligations under the Purchase Contracts evidenced by this Stripped Units Certificate. The Company covenants and agrees, and the Holder, by his acceptance hereof, likewise covenants and agrees, to be bound by the provisions of this paragraph.

         The Holder of this Stripped Units Certificate, by his acceptance hereof, authorizes the Agent to enter into and perform the related Purchase Contracts forming part of the Stripped Units evidenced hereby on his behalf as its attorney-in-fact, expressly withholds any consent to the assumption (i.e., affirmance) of the Purchase Contracts by the Company or its trustee in the event that the Company becomes the subject of a case under the Bankruptcy Code, agrees to be bound by the terms and provisions thereof, covenants and agrees to perform such Holder's obligations under such Purchase Contracts, consents to the provisions of the Purchase Contract Agreement, authorizes the Agent to enter into and perform the Pledge Agreement on such Holder's behalf as attorney-in-fact, and consents to the Pledge of the Treasury Securities underlying this Stripped Units Certificate pursuant to the Pledge Agreement. The Holder further covenants and agrees, that, to the extent and in the manner provided in the Purchase

Contract Agreement and the Pledge Agreement, but subject to the terms thereof, payments in respect of the Pledged Treasury Securities, to be paid upon settlement of such Holder's obligations to purchase Common Stock under the Purchase Contract, shall be paid on the Stock Purchase Date by the Collateral Agent to the Company in satisfaction of such Holder's obligations under such Purchase Contract and such Holder shall acquire no right, title or interest in such payments.

         Each Holder of any Unit, and each Beneficial Owner thereof, by its acceptance thereof or of its interest therein, further agrees to treat (i) itself as the owner of the related Capital Securities, Treasury Consideration or Treasury Securities, as the case may be, and (ii) the Debentures as indebtedness of the Company, in each case, for United States federal, state and local income and franchise tax purposes.

         Subject to certain exceptions, the provisions of the Purchase Contract Agreement may be amended with the consent of the Holders of a majority of the Purchase Contracts.

         The Purchase Contracts shall for all purposes be governed by, and construed in accordance with, the laws of the State of New York, without regard to its principles of conflicts of laws.

         The Company, the Agent and its Affiliates and any agent of the Company or the Agent may treat the Person in whose name this Stripped Units Certificate is registered as the owner of the Stripped Units evidenced hereby for the purpose of performance of the Purchase Contracts and for all other purposes whatsoever, whether or not any payments in respect thereof be overdue and notwithstanding any notice to the contrary, and neither the Company, the Agent, such Affiliate, nor any such agent shall be affected by notice to the contrary.

         The Purchase Contracts shall not, prior to the settlement thereof, entitle the Holder to any of the rights of a holder of shares of Common Stock.

         A copy of the Purchase Contract Agreement is available for inspection at the offices of the Agent.

                                  ABBREVIATIONS

               The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:


TEN COM -                         as tenants in common

UNIF GIFT MIN ACT -                                Custodian
                                  ----------------------------------------------
                                  (cust)                                 (minor)

                                  Under Uniform Gifts to Minors Act

                                  ----------------------------------------------
                                                    (State)
TEN ENT -                         as tenants by the entireties

JT TEN - as joint tenants with right of survivorship and not as tenants in common

Additional abbreviations may also be used though not in the above list.

               FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto
                 ---------------------------------------------------------------

--------------------------------------------------------------------------------


(Please insert Social Security or Taxpayer I.D. or other Identifying Number of Assignee)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

(Please Print or Type Name and Address Including Postal Zip Code of Assignee) the within Stripped Units Certificates and all rights thereunder, hereby irrevocably constituting and appointing

--------------------------------------------------------------------------------
         attorney to transfer said Stripped Units Certificates on the books of MetLife, Inc. with full power of substitution in the premises.

         Dated:
                -----------------   --------------------------------------------
                                    Signature


                                    NOTICE: The signature to this assignment must correspond with the name as it appears upon the face of the within Stripped Units Certificates in every particular, without alteration or enlargement or any change whatsoever.

Signature Guarantee:
                     -------------------------

                             SETTLEMENT INSTRUCTIONS

               The undersigned Holder directs that a certificate for shares of Common Stock deliverable upon settlement on or after the Stock Purchase Date of the Purchase Contracts underlying the number of Stripped Units evidenced by this Stripped Units Certificate be registered in the name of, and delivered, together with a check in payment for any fractional share, to the undersigned at the address indicated below unless a different name and address have been indicated below. If shares are to be registered in the name of a Person other than the undersigned, the undersigned will pay any transfer tax payable incident thereto.

Dated:
       ---------------------------     -----------------------------------------
                                       Signature
                                       Signature Guarantee:
                                                           ---------------------


If shares are to be registered in
the name of and delivered to a                 REGISTERED HOLDER
Person other than the Holder, please
(i) print such Person's name and
address and (ii) provide a guarantee
of your signature:                             Please print name and address of
                                               Registered Holder:


----------------------------------             ---------------------------------
              Name                                           Name

----------------------------------             ---------------------------------
             Address                                       Address


----------------------------------             ---------------------------------

----------------------------------             ---------------------------------

----------------------------------             ---------------------------------

Social Security or other Taxpayer
Identification Number, if any

                            ELECTION TO SETTLE EARLY

         The undersigned Holder of this Stripped Units Certificate hereby irrevocably exercises the option to effect Early Settlement in accordance with the terms of the Purchase Contract Agreement with respect to the Purchase Contracts underlying the number of Stripped Units evidenced by this Stripped Units Certificate specified below. The option to effect Early Settlement may be exercised only with respect to Purchase Contracts underlying Stripped Units with an aggregate Stated Amount equal to $1,000 or an integral multiple thereof. The undersigned Holder directs that a certificate for shares of Common Stock deliverable upon such Early Settlement be registered in the name of, and delivered, together with a check in payment for any fractional share and any Stripped Units Certificate representing any Stripped Units evidenced hereby as to which Early Settlement of the related Purchase Contracts is not effected, to the undersigned at the address indicated below unless a different name and address have been indicated below. Pledged Treasury Securities deliverable upon such Early Settlement will be transferred in accordance with the transfer instructions set forth below. If shares are to be registered in the name of a Person other than the undersigned, the undersigned will pay any transfer tax payable incident thereto.



Dated:
       ------------------------------    ---------------------------------------
                                         Signature

Signature Guarantee:
                    --------------------------------

         Number of Units evidenced hereby as to which Early Settlement of the related Purchase Contracts is being elected:

If shares of Common Stock or Stripped Units    REGISTERED HOLDER
Certificates are to be registered in the name of and delivered to and Pledged
Treasury Securities are to be transferred to a Person other than the Holder, please print such Person's name and address:


                                               Please print name and address of
                                               Registered Holder:

----------------------------------             ---------------------------------
              Name                                           Name

----------------------------------             ---------------------------------
             Address                                       Address


----------------------------------             ---------------------------------

----------------------------------             ---------------------------------

----------------------------------             ---------------------------------

Social Security or other Taxpayer
Identification Number, if any                  ---------------------------------



Transfer instructions for Pledged Treasury Securities transferable upon Early Settlement or a Termination Event:


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                     [TO BE ATTACHED TO GLOBAL CERTIFICATES]

            SCHEDULE OF INCREASES OR DECREASES IN GLOBAL CERTIFICATE

         The following increases or decreases in this Global Certificate have been made:

                                                                    Stated Amount of
                                                                    the Global
                     Amount of               Amount of              Certificate
                     decrease in Stated      increase in Stated     following such        Signature of
                     Amount of the           Amount of the          decrease or           authorized officer
Date                 Global Certificate      Global Certificate     increase              of Agent
----                 ------------------      ------------------     -----------------     ------------------

                                                                       EXHIBIT C

                   INSTRUCTION FROM PURCHASE CONTRACT AGENT TO
                                COLLATERAL AGENT



The Bank of New York
101 Barclay Street, Floor 12 East
New York, New York  10286
Attn:  Dealing and Trading Group


               Re: Equity Security Units of MetLife, Inc. (the "Company"), and MetLife Capital Trust I

               We hereby notify you in accordance with Section 4.1 of the Pledge Agreement, dated as of April 7, 2000, among the Company, yourselves, as Collateral Agent, Custodial Agent and Securities Intermediary, and ourselves, as Purchase Contract Agent and as attorney-in-fact for the holders of [Normal Units] [Stripped Units] from time to time, that the holder of securities listed below (the "Holder") has elected to substitute [$ _______ aggregate principal amount of Treasury Securities (CUSIP No. _____)] [$_______ stated liquidation amount of Capital Securities or the appropriate Treasury Consideration, as the case may be,] in exchange for the related [Pledged Capital Securities or Pledged Treasury Consideration, as the case may be (CUSIP No. ____),] [Pledged Treasury Securities] held by you in accordance with the Pledge Agreement and has delivered to us a notice stating that the Holder has transferred [Treasury Securities] [Capital Securities or the appropriate Treasury Consideration, as the case may be,] to you, as Collateral Agent. We hereby instruct you, upon receipt of such [Pledged Treasury Securities] [Pledged Capital Securities or Pledged Treasury Consideration, as the case may be], and upon the payment by such Holder of any applicable fees, to release the [Capital Securities or Treasury Consideration, as the case may be,] [Treasury Securities] related to such [Normal Units] [Stripped Units] to us in accordance with the Holder's instructions.

Date:_______________________

                                        BANK ONE TRUST COMPANY, N.A.
                                        By:_____________________________________
                                        Name:
                                        Title:

Please print name and address of Registered Holder electing to substitute [Treasury Securities] [Capital Securities or Pledged Treasury Consideration, as the case may be,] for the [Pledged Capital Securities or Pledged Treasury Consideration, as the case may be,] [Pledged Treasury Securities]:


_________________________________       ________________________________________
Name                                    Social Security or other Taxpayer
                                        Identification Number, if any

_________________________________
Address

_________________________________


_________________________________

                                                                       EXHIBIT D

                     INSTRUCTION TO PURCHASE CONTRACT AGENT

Bank One Trust Company, N.A.
One North State Street, 9th Floor
Chicago, Illinois  60602
Attention: Corporate Trust Services Division

               Re: Equity Security Units of MetLife, Inc. (the "Company"), and MetLife Capital Trust I

               The undersigned Holder hereby notifies you that it has delivered to The Bank of New York, as Collateral Agent, Custodial Agent and Securities Intermediary [$_________ aggregate principal amount of Treasury Securities] [$_________ stated liquidation amount of Capital Securities or the appropriate Treasury Consideration, as the case may be,] in exchange for the related [Pledged Capital Securities or Pledged Treasury Consideration as the case may be,] [Pledged Treasury Securities] held by the Collateral Agent, in accordance with Section 4.1 of the Pledge Agreement, dated April 7, 2000, among you, the Company and the Collateral Agent. The undersigned Holder has paid the Collateral Agent all applicable fees relating to such exchange. The undersigned Holder hereby instructs you to instruct the Collateral Agent to release to you on behalf of the undersigned Holder the [Pledged Capital Securities or Pledged Treasury Consideration, as the case may be,] [Pledged Treasury Securities] related to such [Normal Units] [Stripped Units].

Date: __________________________       _________________________________________

                                       By:______________________________________

                                       Signature Guarantee:_____________________

Dated:

Please print name and address of Registered Holder:

_________________________________      _________________________________________
Name                                   Social Security or other Taxpayer
                                       Identification Number, if any
Address

_________________________________

_________________________________

_________________________________

                                                                       EXHIBIT E

                          FORM OF REMARKETING AGREEMENT

                                  METLIFE, INC
                            METLIFE CAPITAL TRUST I

                             8.00% Capital Security
                           of MetLife Capital Trust I
                         stated liquidation amount $50

                                  ------------

                             REMARKETING AGREEMENT


                                                                          [DATE]

[NAME OF REMARKETING AGENT]

---------------------------

---------------------------


Ladies and Gentlemen:

     [Name of Remarketing Agent], a  _________________________________ (the
"Remarketing Agent"), is undertaking to remarket 8.00% Capital Securities (stated liquidation amount $50 per Capital Security) (the "Capital Securities"), issued by MetLife Capital Trust I, a statutory business trust formed under Delaware law (the "Trust"), pursuant to the Purchase Contract Agreement between MetLife, Inc., a Delaware corporation (the "Company") and Bank One Trust Company, N.A., as purchase contract agent (the "Purchase Contract Agent"), dated as of April 7, 2000 (the "Purchase Contract Agreement"). The Capital Securities have been issued pursuant to and are governed by, the Declaration of Trust dated as of March 3, 2000, among the Company, as the sponsor, The Bank of New York, as property trustee (the "Property Trustee"), The Bank of New York (Delaware), as the Delaware Trustee (the "Delaware Trustee"), the administrative trustees named therein (the "Administrators") and the holders from time to time of the beneficial interests in the assets of the Trust, as subsequently amended and restated by the Amended and Restated Declaration of Trust dated as of April 7, 2000, among such parties (together, the "Declaration"). Each Capital Security was issued as part of a unit (the "Unit") that initially also included a contract (a "Purchase Contract") under which the holder will purchase from the Company on May 15, 2003, a number of shares (the "Issuable Common stock") of common stock, par value $0.01 per share, of the Company (the "Common Stock"), equal to the Settlement Rate as set forth in the Purchase Contract Agreement. In accordance with the terms of the Purchase Contract Agreement, the Capital Securities constituting a part of the Units have been pledged by the

Purchase Contract Agent, on behalf of the holders of the Units, to The Bank of New York, as collateral agent (the "Collateral Agent"), pursuant to the Pledge Agreement, dated as of April 7, 2000 (the "Pledge Agreement"), among the Company, the Purchase Contract Agent, the Collateral Agent and The Bank of New York, as custodial agent (the "Custodial Agent") and securities intermediary ("Securities Intermediary"), to secure the holders' obligation to purchase Common Stock under the Purchase Contracts. The Capital Securities are guaranteed by the Company on a senior unsecured basis, subject to certain restrictions (the "Guarantee"). The Units were offered and sold in connection with the reorganization of Metropolitan Life Insurance Company ("MetLife"), a mutual life insurance company organized under the laws of the State of New York, into a stock life insurance company in a demutualization process (the "Demutualization").

          The proceeds of the sale of the Capital Securities and the common securities of the Trust (the "Common Securities" and together with the Capital Securities, the "Trust Securities") have been invested by the Trust in 8.00% Senior Debentures due May 15, 2005 of the Company (the "Debentures") issued pursuant to an Indenture dated as of April 7, 2000 (the "Base Indenture"), between the Company and The Bank of New York, as trustee (the "Debenture Trustee"), as supplemented by the First Supplemental Indenture, dated as of April 7, 2000 ("Supplemental Indenture No. 1," and, together with the Base Indenture and all other amendments and supplements thereto in effect on the date hereof, the "Indenture"), between the Company and the Debenture Trustee.

          Capitalized terms used and not defined in this Agreement shall have the meanings set forth in the Purchase Contract Agreement, the Pledge Agreement, the Indenture and the Underwriting Agreement between the Company, the Trust, MetLife and the several underwriters listed therein, dated as of April 4, 2000, entered into in connection with the initial public offering of the Units (the "Underwriting Agreement"), as the case may be.

          The Remarketing (as defined below) of the Capital Securities is provided for in the Purchase Contract Agreement. As used in this Agreement, "Transaction Documents" shall mean, collectively, the Purchase Contract Agreement, the Guarantee Agreements, the Declaration, the Indenture, the Pledge Agreement and this Agreement; the term "Remarketed Capital Securities" means the Capital Securities subject to the Remarketing as notified to the Remarketing Agent by the Purchase Contract Agent and the Custodial Agent, on or prior to the first Business Day prior to the Remarketing Date; the term "Remarketing Procedures" means the procedures in connection with the Remarketing of the Capital Securities, described in the Purchase Contract Agreement, the Pledge Agreement and the Declaration, as the case may be; the term "Remarketing" means the remarketing of the Remarketed Capital Securities pursuant to the Remarketing Procedures, the term "Remarketing Date" means the third Business Date immediately preceding February 15, 2003; and the term "Instruments" means the Remarketed Capital Securities, the Purchase Contracts, the Trust Securities, the Units, the Debentures, the Issuable Common Stock, the Guarantees and the Capital Notes. Unless the context otherwise requires, following a Dissolution Event, all references herein to the Capital Securities, shall be deemed to refer to the Debentures.

          Section 1. Appointment and Obligations of the Remarketing Agent. (a) The Company and the Trust (the "Issuers") hereby appoint ______________ as exclusive Remarketing Agent and Reset Agent, and ________________ hereby accepts appointment as Remarketing Agent, for the purpose of (i) Remarketing Remarketed Capital Securities on behalf of the holders thereof and (ii) performing such other duties as are assigned to the Remarketing Agent and Reset Agent in the Remarketing Procedures and the Declaration, all in accordance with the pursuant to the Remarketing Procedures and the Declaration.

               (b) The Remarketing Agent agrees (i) to use commercially reasonable best efforts to remarket the Remarketed Capital Securities tendered or deemed tendered to the Remarketing Agent in the Remarketing,
     (ii) to notify the Issuers, the Depositary and the Debenture Trustee promptly of the Reset Rate in accordance with the Declaration and (iii) to establish the Reset Rate and carry out such other duties as are assigned to the Remarketing Agent and Reset Agent in the Remarketing Procedures, all in accordance with the provisions of the Remarketing Procedures and the Declaration.

               (c) On the Remarketing Date, the Remarketing Agent shall use its reasonable best efforts to remarket, at a price equal to 100.50% of the Remarketing Value, the Remarketed Capital Securities tendered or deemed tendered for purchase.

               (d) If, as a result of the efforts described in Section 1(b), the Remarketing Agent determines that it will be able to remarket all Remarketed Capital Securities tendered or deemed tendered for purchase at a price of 100.50% of the Remarketing Value prior to 4:00 P.M., New York City time, on the Remarketing Date, the Remarketing Agent shall (i) determine the Reset Rate (as defined in the Declaration), that will enable it to remarket all Remarketed Capital Securities tendered or deemed tendered for Remarketing and (ii) commit to purchase, on a third-day settlement basis, and on the third Business Day following the Remarketing Date (the "Remarketing Closing Date"), shall purchase, the Agent-purchased Treasury Consideration.

               (e) If the Remarketing Agent cannot remarket the Capital Securities on the Remarketing Date, the Remarketing Agent will continue to attempt to remarket the Capital Securities until the Stock Purchase Date in accordance with the Remarketing Procedures (each such remarketing, the "Subsequent Remarketing"), provided that (i) the notice of any Subsequent Remarketing cannot be given until the Failed Remarketing notice has been published in accordance with the Remarketing Procedures in respect of any immediately proceeding Failed Remarketing and (ii) the Remarketing Closing Date in respect of any Subsequent Remarketing must fall no later than on the Business Day immediately preceding the Stock Purchase Date.

               (f) If, by 4:00 P.M., New York City time, on a Remarketing Date (including a Remarketing Date of any Subsequent Remarketing), the Remarketing

Agent is unable to remarket all Remarketed Capital securities tendered or deemed tendered for purchase, a failed Remarketing ("Failed Remarketing") shall be deemed to have occurred, and the Remarketing Agent shall, on such date, so advise by telephone the Purchase Contract Agent, the Debenture Trustee, the Issuers, the Collateral Agent and the Property Trustee.

     (g) On the third Business Day following the Failed Remarketing, the Remarketing Agent shall remit (i) to the Collateral Agent the Remarketed Capital Securities comprised of the Separate Capital Securities, and (ii) to the Custodial Agent the balance of the Remarketed Capital Securities.

     (h) By approximately 4:30 P.M., New York City time, on the Remarketing Date, provided that there has not been a Failed Remarketing, the Remarketing Agent shall advise, by telephone the Issuers, the Purchase Contract Agent, the Depositary and the Debenture Trustee, of the Reset Rate determined in the Remarketing and the number of Remarketed Capital Securities sold in the Remarketing.

     (i) In accordance with the Depositary's normal procedures, on the Remarketing Closing Date, the transactions described above with respect to each Capital Security tendered for purchase and sold in the Remarketing shall be executed through the Depositary, and the accounts of the respective Depositary participants shall be debited and credited and such Capital Securities delivered by book-entry as necessary to effect purchases and sales of such Capital Securities.

     (j) On the Remarketing Closing Date, the tender and settlement procedures set in this Section 1, including provisions for payment by purchasers of the Capital Securities in the Remarketing, shall be subject to modification to the extent required by the Depositary or if the book-entry system is no longer available for the Capital Securities at the time of the Remarketing, to facilitate the tendering and remarketing of the Capital Securities in certificated form. In addition, the Remarketing Agent may modify the settlement procedures set forth herein in order to facilitate the settlement process.

     (k) On the Remarketing Closing Date, the Remarketing Agent shall remit to the Collateral Agent through the Purchase Contract Agent and Agent-purchased Treasury Consideration.

     (l) On the Remarketing Closing Date, the Remarketing Agent shall retain as a remarketing fee an amount not exceeding 25 basis points (.25%) of the total proceeds from the sale of the Remarketed Capital Securities and shall remit (i) the portion of the balance attributable to the Separate Capital Securities to the holders of the Separate Capital Securities that were remarketed and (ii) the remaining portion of the balance to the Purchase Contract Agent for distribution to the holders of the Remarketed Capital Securities in accordance with the Purchase Contract Agreement.

               Section 2. Representations, Warranties and Agreements of the Issuers. The Issuers jointly and severally represent, warrant and agree (i) on and as of the date hereof, (ii) on and as of the date the Prospectus or other Remarketing Materials (each as defined in Section 2(a) below) are first distributed in connection with the Remarketing (the "Commencement Date"), and
(iii) on and as of the Remarketing Date, that:

               (a) A registration statement on Form S-[ ], if required to be filed in connection with the Remarketing, has been prepared by the Issuers in conformity with the requirements of the Securities Act and the rules and regulations of the Securities and Exchange Commission (the "Commission") (the "Rules and Regulations") and filed with the Commission under the Securities Act. Copies of such registration statement or registration statements each in the form heretofore delivered to the Remarketing Agent, have been declared effective by the Commission in such form. As used in this Agreement, "Effective Time" means the date and time as of which the last of such registration statements that have become effective or may be filed, or the most recent post-effective amendment thereto, if any, was declared effective by the Commission; "Effective Date" means the date of the Effective Time of such last registration statement;
          Preliminary Prospectus means each prospectus included in such last registration statement, or amendment thereto, before it became effective under the Securities Act and any prospectus filed by the Issuers with consent of the Remarketing Agent pursuant to Rule 424(a) of the Rules and Regulations; "Registration Statement" means such last registration statement, as amended at its Effective Time, including documents incorporated by reference therein at such time and, if applicable, all information contained in the final prospectus filed with the Commission pursuant to Rule 424(b) of the Rules and Regulations, including any information deemed to be part of such Registration Statement as of the Effective Time pursuant to paragraph(b) of Rule 430A of the Rules and Regulations; and "Prospectus" means such final prospectus, as first filed pursuant to Rule 424(b) of the Rules and Regulations. Reference made herein to any Preliminary Prospectus, the Prospectus or any other information furnished by the Issuers to the Remarketing Agent for distribution to investors in connection with the Remarketing (the "Remarketing Materials") shall be deemed to refer to and include any documents incorporated by reference therein pursuant to Item 12 of Form S-3 under the Securities Act as of the date of such Preliminary
          Prospectus or the Prospectus, as the case may be, or, in the case of Remarketing Materials, referred to as incorporated by reference therein, and any reference to any amendment or supplement to any Preliminary Prospectus, the Prospectus or the Remarketing Materials shall be deemed to refer to and include any document filed under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), after the date of such Preliminary Prospectus or the Prospectus incorporated by reference therein pursuant to Item 12 of Form S-3 or, if so incorporated, the Remarketing Materials, as the case may be;
          and any reference to any amendment to the Registration Statement shall be deemed to include any annual report of the Company or the Trust filed with the Commission pursuant to Section 13(a) or 15(d) of the Exchange Act after the Effective Time that is incorporated by reference in the Registration Statement. IN THE EVENT THAT A REGISTRATION STATEMENT IS NOT REQUIRED INSERT THE
FOLLOWING: The Company has provided to the Remarketing Agent, for use in connection with remarketing of the Capital Securities, a preliminary remarketing memorandum and remarketing memorandum [AND, DESCRIBE OTHER MATERIALS IF ANY]. Such remarketing memorandum (including the documents incorporated or deemed incorporated by reference therein, [AND DESCRIBE OTHER MATERIALS] are hereafter called, collectively, the "Prospectus," and such preliminary marketing memorandum (including the documents incorporated or deemed incorporated by reference therein) is hereafter called a "Preliminary Prospectus"). The
Company hereby consents to the use of the Prospectus and the Preliminary Prospectus in connection with the Remarketing.

     (b) The Registration Statement conforms, the Prospectus, the Preliminary Prospectus and the Remarketing Materials, and any further amendments or supplements to the Registration Statement, the Prospectus or the Remarketing Materials will conform, in all material respects to the requirements of the Act and the Rules and Regulations and the Registration Statement, the Prospectus and the Remarketing Materials do not and will not, as of the Effective Date (as to the Registration Statement and any amendment thereto), as of the applicable filing date (as to the Prospectus and any amendment or supplement thereto) and as of the Commencement Date, the Remarketing Date and the Remarketing Closing Date contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by the Remarketing Agent expressly for use therein; the Purchase Contract Agreement, the Declaration and the Indenture each conform in all material respects to the requirements of the Trust Indenture Act of 1939, as amended (the "Trust Indenture Act") and the applicable rules and regulations thereunder; and the Commission has not issued any order preventing or suspending the use of the effectiveness or Registration Statement, any Preliminary Prospectus, the Prospectus or the Remarketing Materials.

     (c) The documents incorporated by reference in the Prospectus, when they became effective or were filed with the Commission, as the case may be, conformed in all material respects to the requirements of the Securities Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder, and none of such documents, as of their respective effective or filing dates, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and any further documents so filed and incorporated by reference in the Prospectus or any further amendment or supplement thereto, when such documents become effective or are filed with the Commission, as the case may be, will conform in all material respects to the requirements of the Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder and will not, as of their respective effective or filing dates, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that this representation and warranty shall apply only to documents so filed and incorporated by reference during the period that a prospectus relating to the Units is required to be delivered in connection with sales of such Units by any underwriters (such period being hereinafter sometimes referred to as the "prospectus delivery period"), and provided further, that this representation and warranty shall not apply to any statements or omissions make in reliance upon and in conformity with information furnished in writing to the Company by the Remarketing Agent expressly for use therein.

     (d) Neither the Trust, the Company, MetLife nor any of the subsidiaries of MetLife and the Company listed on Exhibit A hereto (the "Significant Subsidiaries" and, individually, a "Significant Subsidiary") has sustained since the date of the latest audited financial statements included in the Prospectus or any Remarketing Materials any loss or interference material to the business of the Trust or of the Company, MetLife and the Significant Subsidiaries considered as a whole, other than as described in or contemplated by the Prospectus, from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree; and, since the respective dates as of which information is given in the Registration Statement, the Prospectus or the Remarketing Materials, there has not been any (i) material addition, or development involving a prospective material addition, to MetLife's liability for future policy benefits, policyholder account balances and other claims, other than in the ordinary course of business, (ii) material decrease in the surplus of MetLife, or material change in the capital stock or other ownership interests of the Trust, the Company, MetLife or any Significant Subsidiary or any material increase in the long-term debt of the Trust or of the Company or of MetLife and its subsidiaries considered as a whole, or (iii) material adverse change, or development involving a prospective material adverse change, in or affecting the business, financial position, reserves, surplus, equity or results of operations (in each case considered either on a statutory accounting or U.S. generally accepted accounting principles ("GAAP") basis, as applicable) of the Trust or of the Company, MetLife and their respective subsidiaries considered as a whole, otherwise than as described or contemplated in the Prospectus and the Remarketing Materials;

     (e) The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware, with power and authority (corporate and other) to own its properties and conduct its business as described in the Prospectus and the Remarketing Materials; MetLife has been duly incorporated and validly existing as a stock life insurance company in good standing under the laws of the State of New York, with power and authority (corporate and other) to own its properties and conduct its business as described in the Prospectus and the Remarketing Materials; at the Commencement Date, the Remarketing Date and the Remarketing Closing Date, MetLife will be duly incorporated and validly existing as a stock life insurance company in good standing under the laws of the State of New York and will be a subsidiary of the Company; each of the Company and MetLife has been duly qualified as a foreign corporation for the transaction of business and is in good standing under the laws of each other jurisdiction in which it owns or leases properties or conducts any business so as to require such qualification, or is subject to no material liability or disability by reason of the failure to be so qualified and in good standing in any such jurisdiction; there are no subsidiaries of the Company and MetLife that are material to the Company and MetLife considered as a whole which are not listed on Exhibit A hereto; and each Significant Subsidiary has been duly organized and is validly existing as a corporation or partnership, as applicable, and, to the extent such concept is applicable, is in good standing under the laws of its jurisdiction of organization, with power and authority (corporate and other) to own its properties and conduct its business as described in the Prospectus and the Remarketing Materials; and each Significant Subsidiary is duly qualified to do business as a foreign corporation or partnership, as applicable, for the transaction of business and, to the extent such concept is applicable, is in good standing under the laws of each other jurisdiction in which its ownership or lease of property or the conduct of its business requires such qualification and good standing, except to the extent that the failure to be so qualified would not have a Material Adverse Effect;

     (f) The Trust has been duly created and is validly existing as a business trust in good standing under the Trust Act, with power and authority (trust and other) to own its properties and conduct its business as described in or contemplated by the Prospectus and the Remarketing Materials and to enter into and perform its obligations under this Agreement, the Declaration and the Trust Securities; the Trust is qualified to transact business as a foreign entity and is in good standing in each jurisdiction in which such qualification is necessary, except where the failure to so qualify or be in good standing would not have a Material Adverse Effect; the Trust has conducted, is conducting and will conduct no business other than the transactions described in or contemplated by this Agreement, the Trust Securities and the Declaration and as described in the Prospectus; and all filings required under the Trust Act with respect to the creation and valid existence of the Trust as a Delaware business trust have been made (and are in full force and effect) and all such filings will continue to be made. The Trust is not a party to or otherwise bound by any agreement or instrument other than those described in the Prospectus the Trust has no liabilities or obligations other than those arising out of the transactions described in or contemplated by the Transaction Documents or the Prospectus;

     (g) The Company has an authorized capitalization as set forth and described in the Prospectus and the Remarketing Materials; MetLife has an
authorized capitalization of             shares of common stock, par value
$      ; and all of the issued shares of capital stock or other ownership interests of each Significant Subsidiary have been duly and validly authorized and issued, are fully paid and nonassessable and (except as described in the Prospectus and the Remarketing Materials and the exhibits thereto and excepts for directors' qualifying shares) are owned directly or indirectly by the Company or MetLife, as applicable, free and clear of all liens, encumbrances, equities or claims; The shares of the Issuable Common Stock have been duly and validly authorized and reserved for issuance and, when issued and delivered in accordance with the provisions of the Purchase Contracts, the Purchase Contract Agreement and the Pledge Agreement, will be duly and validly issued, fully paid and nonassessable and will conform to the description of the Common Stock contained in the Prospectus and the Remarketing Materials or to any amended or supplemented description of the Common Stock contained in a then effective report or registration statement filed pursuant to the Exchange Act; and the issuance of the Issuable Common Stock is not subject to any preemptive or similar rights;

     (h) The Declaration has been duly authorized by the Company and, at the Commencement Date, Remarketing Date and the Remarketing Closing Date, will be duly executed and delivered by the Company and the Administrators and the Declaration, assuming due authorization, execution and delivery of the Declaration by the Property Trustee and the Delaware Trustee, is and will, at each such date, be a valid and binding obligation of the Company and the Administrators enforceable against the Company and the Administrators in accordance with its terms, except to the extent that enforceability thereof may be limited by bankruptcy, reorganization, rehabilitation, liquidation, insolvency, moratorium or other similar laws affecting creditors' rights generally or by general principles of equity (regardless of whether enforcement is considered in a proceeding at law or in equity) (the "Bankruptcy Exceptions"); the Declaration conforms to the description thereof contained in the Prospectus and the Remarketing Materials; and each of the Administrators is an employee of the Company;

     (i) The Remarketing, the issuance and sale of the Instruments, the entry into and the compliance by the Trust, the Company and MetLife with all of the provisions of the Transaction Documents and the consummation of the transactions herein and therein contemplated will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Trust, the Company, MetLife or any of their respective subsidiaries is a party or by which the Trust, the Company, MetLife or any of their respective subsidiaries is bound or to which any of the property or assets of the Trust, the Company, MetLife or any of their respective subsidiaries is subject, or with affects the validity, performance or consummation of the Instruments, the Remarketing or the transactions contemplated by the Transaction Documents nor will such actions result in any violation of the provisions of the amended and restated certificate of incorporation or amended and restated by-laws or similar organizations documents of the Company, MetLife or any Significant Subsidiary, the Declaration or any other organizational document of the Trust or any statute or any order, rule or regulation of any court or insurance regulatory agency or other governmental agency or body having jurisdiction over the Trust, the Company, MetLife or any of their respective subsidiaries or any of their properties, in each case the effect of which (other than a violation of the amended and restated certificate of incorporation, amended and restated by-laws or similar organizational documents of the Company, MetLife or a Significant Subsidiary, or of the Declaration or other organizational document of the Trust) individually or in the aggregate, would be either to affect the validity of the Instruments or their respective issuance or the validity of the Transaction Documents or tho adversely affect the consummation of the Remarketing or other transactions contemplated by the Transaction Documents or to have a Material Adverse Effect;

     (j) No consent, approval, authorization, order, registration or qualification of or with any such court of governmental agency having authority over the Company or the Trust is required for the entry into this Agreement by the Company and the Trust, the performance of the Guarantees by the Company, the compliance by the Company and the Trust with all of the provisions of this Agreement and each Transaction Document to which the Company and the Trust is a party, the compliance by the Company and the Trust with the terms of the Instruments, and the consummation of the transactions herein or therein contemplated by the Company and the Trust, the registration under the Act of the Capital Securities; [except such consents as have been obtained under the Act, the Exchange Act and the Trust Indenture Act in connection with the Remarketing pursuant to this Agreement];

     (k) The Declaration, the Indenture and the Capital Securities Guarantee Agreement have been duly qualified under the Trust Indenture Act;

     (l) The Units have been duly and validly authorized and are validly issued and fully paid and non-assessable and conform to the description thereof contained in the Prospectus and the Remarketing Materials; and the Units are not subject to preemptive or other similar rights;

     (m) The Trust Securities have been duly and validly authorized by the Trust, are duly and validly issued, fully paid and nonassessable divided beneficial interest in the assets of the Trust, conform to the description thereof contained in the Prospectus and the Remarketing Materials and are valid and binding obligations of the Trust and entitle the holders thereof to the benefits of the Declaration and this Agreement, except to the extent that the enforceability of the Declaration and this Agreement may be limited by the Bankruptcy Exceptions; the Trust Securities are not subject to any preemptive or other similar rights; the Trust

Securities have the rights set forth in the Declaration; the holders of the Trust Securities are entitled to the same limitation of personal liability as that extended to stockholders of private corporations for profit organized under the General Corporation Law of the State of Delaware (the "DGCL"); all of the issued and outstanding Common Securities are directly owned by the Company free and clear of all liens, encumbrances, security interests, equities or claims; and the Trust Securities are the only interests authorized to be issued by the Trust;

          (n) The Purchase Contract Agreement has been duly authorized and validly executed and delivered by the Company and, assuming due authorization and valid execution and delivery by the Purchase Contract Agent, constitutes constitute a legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms except to the extent that enforceability thereof may be limited by the Bankruptcy Exceptions; and the Purchase Contract Agreement conforms in all material respects to the description thereof contained in the Prospectus and the Remarketing Materials;

          (o) The Purchase Contracts underlying the Units have been duly and validly authorized, issued and delivered by the Company and constitute valid and binding obligations of the Company, enforceable against the Company in accordance with their terms except to the extent that enforceability thereof may be limited by the Bankruptcy Exceptions, and the Purchase Contracts conform in all material respects to the description thereof contained in the Prospectus and the Remarketing Materials; the Purchase Contracts are not subject to any preemptive or similar rights;

          (p) This Agreement has been duly authorized by the Trust and the Company and, at the date hereof and at the Remarketing Date, the Commencement Date and the Remarketing Date, will have been duly executed and delivered by the Company and the Trust; and this Agreement conforms in all material respects to the description contained in the Prospectus and the Remarketing Materials;

          (q) Each of the Guarantee Agreements and the Guarantees has been authorized and validly executed and delivered by the Company and, assuming due authorization, execution and delivery of the Capital Securities Guarantee Agreement by the Guarantee Trustee, constitutes a valid and binding obligation of the Company, enforceable against the Company in accordance with its terms except to the extent that enforceability thereof may be limited by the Bankruptcy Exceptions, and each of the Guarantees and the Guarantee Agreements conforms in all material respects to the description thereof contained in the Prospectus and the Remarketing Materials;

          (r) The Pledge Agreement has been authorized by the Company and validly executed and delivered by the Company and, assuming due execution and delivery by the other parties thereto, constitutes a legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms except to the extent that enforceability thereof may be limited by the Bankruptcy Exceptions; the Pledge Agreement conforms to the description thereof contained in the Prospectus and the Remarketing Materials;

     (s) The Pledge Agreement creates, as collateral security for the performance when due by the holders under the respective Purchase Contracts, a legal and valid security interest (as defined in the New York UCC) in favor of the Collateral Agent for the benefit of the Company, in the right, title and interest of such holders in the securities and other assets and interests pledged to the Collateral Agent pursuant to the Pledge Agreement (the "Pledged Securities");

     (t) The Indenture has been duly authorized and validly executed by the Company and, assuming due execution and delivery by the Debenture Trustee, constitutes a valid and binding agreement of the Company, enforceable against the Company in accordance with its terms except to the extent the enforceability thereof may be limited by the Bankruptcy Exceptions; and the Indenture conforms in all material respects to the description thereof contained in the Prospectus and the Remarketing Materials;

     (u) The Debentures have been duly authorized, executed and delivered by the Company and, assuming due authentication of the Debentures, constitute valid and binding obligations of the Company, enforceable against the Company in accordance with their terms except to the extent that enforceability thereof may be limited by the Bankruptcy Exceptions, and are in the form contemplated by, and are entitled to the benefits of, the Indenture and conform in all material respects to the description thereof contained in the Prospectus and the Remarketing Materials;

     (v) The Units and the Issuable Common Stock have been approved for listing on the Exchange, with respect to the Issuable Common Stock, subject to notice of issuance, and the Units are, and the Issuable Common Stock, upon notice of issuance, will be listed on the Exchange;

     (w) Each of MetLife and each Significant Subsidiary that is required to be organized or licensed as an insurance company in its jurisdiction of incorporation (an "Insurance Subsidiary") and is duly organized and licensed as an incorporation (an "Insurance Subsidiary") and is duly organized and licensed as an insurance company in its respective jurisdiction of incorporation and is duly licensed or authorized as an insurer in each other jurisdiction where it is required to be so licensed or authorized to conduct its business, in each case with such exceptions, as would not have, individually or in the aggregate, a Material Adverse Effect; except as otherwise described in the Prospectus and the Remarketing Materials, each of MetLife and each Insurance Subsidiary has all other approvals, orders, consents, authorizations, licenses, certificates, permits, registrations and qualifications (collectively, the "Approvals") of and from all insurance regulatory authorities to conduct its business, with such exceptions as would not have, individually or in the aggregate, a Material Adverse Effect; there is no pending or, to the knowledge of the Company, MetLife and the Trust, threatened action, suit, proceeding or investigation that could reasonably be expected to lead to the revocation, termination or suspension of any such Approval, the revocation, termination or suspension of which would have, individually or in the aggregate, a Material Adverse Effect; and, to the knowledge of the Company and the Trust, no insurance regulatory agency or body has issued any order to decree impairing, restricting or prohibiting the payment of dividends by any Insurance Subsidiary to its parent which would have, individually or in the aggregate, a Material Adverse Effect;

     (x) Each of the Company, MetLife and each Significant Subsidiary has all necessary Approvals of and from, and has made all filings registrations and declarations (collectively, the "Filings") with, all insurance regulatory authorities, all Federal, state, local and other governmental authorities, all self-regulatory organizations and all courts and other tribunals, necessary to own, lease, license and use its properties and assets and to conduct its business in the manner described in the Prospectus and the Remarketing Materials, except where the failure to have such Approvals or to make such Filings would not have, individually or in the aggregate, a Material Adverse Effect; to the knowledge of the Company and the Trust, each of the Company, MetLife, the Trust and each Significant Subsidiary is in compliance with all applicable laws, rules, regulations, orders, by-laws and similar requirements, including in connection with registrations or memberships in self-regulatory organizations and all such Approvals and Filings are in full force and effect and neither the Company, MetLife, the Trust nor any Significant Subsidiary has received any notice of any event, inquiry, investigation or proceeding that would reasonably be expected to result in the suspension, revocation or limitation of any such Approval or otherwise impose any limitation on the conduct of the business of the Company, MetLife, the Trust or any Significant Subsidiary, except as described in the Prospectus and the Remarketing Materials or except for any such suspension, revocation or limitation which would not have, individually or in the aggregate, a Material Adverse Effect;

     (y) Each of MetLife and each Insurance Subsidiary is in compliance with and conducts its businesses in conformity with all applicable insurance laws and regulations of its respective jurisdiction of incorporation and the insurance laws and regulations of other jurisdictions which are applicable to it, in each case, with such exceptions as would not have, individually or in the aggregate, a Material Adverse Effect;

     (z) Each Significant Subsidiary of MetLife which is engaged in the business of acting as a broker-dealer or an investment advisor (respectively, "Broker-Dealer Subsidiary" and "Investment Advisor Subsidiary") is duly licensed or registered as a broker-dealer or investment advisor, as the case may be, in each jurisdiction where it is required to be so licensed or registered to conduct its business, in each case, with such exceptions as would not have, individually or in the aggregate, a Material Adverse Effect; each Broker-Dealer Subsidiary and each Investment Advisor Subsidiary has all other necessary Approvals of and from all applicable regulatory authorities, including any self-regulatory organization, to conduct its business, in each case with such exceptions as would not have, individually or in the aggregate, a Material Adverse Effect; except as otherwise described in the Prospectus and the Remarketing Materials, none of the Broker-Dealer Subsidiaries or Investment Advisor Subsidiaries has received any notification from any applicable regulatory authority to the effect that any additional Approvals from such regulatory authority are needed to be obtained by such Subsidiary in any case where it could be reasonably expected that (x) any of the Broker-Dealer Subsidiaries or Investment Advisor Subsidiaries would in fact be required either to obtain any such additional Approvals or cease or otherwise limit engaging in certain business and (y) the failure to have such Approvals or limiting such business would have a Material Adverse Effect; and each Broker-Dealer Subsidiary and each Investment Advisor Subsidiary is in compliance with the requirements of the broker-dealer and investment advisor laws and regulations of each jurisdiction which are applicable to such Subsidiary; and has filed all notices, reports, documents or other information required to be filed hereunder, in each case with such exceptions as would not have, individually or in the aggregate, a Material Adverse Effect;

          (aa) All Filings and Approvals of or with any court, insurance regulatory agency or governmental agency or body of the United States or any state thereof required in connection with the issuance and sale of the Instruments, the entry into and the compliance by the Trust, the Company and MetLife with all provisions of the Transaction Documents, and the consummation of the transactions herein contemplated have been made or obtained and all such Filings and Approvals are in full force and effect, provided that neither the Trust, the Company nor MetLife makes any representation or warranty as to state securities or Blue Sky laws or state insurance securities laws in connection with the purchase and distribution of the Instruments; and all other Filings and Approvals of or with any court, insurance regulatory agency or other governmental agency or body required to be obtained or made on or prior to the Plan Effective Date in connection with the Demutualization or for the consummation by the Trust, the Company and MetLife of the transactions contemplated by the Transaction Documents have been so obtained or made and are in full force and effect, except as described in the Prospectus and the Remarketing Materials or to the extent that the failure to obtain or make any such Filings and Approvals would not have, individually or in the aggregate, a Material Adverse Effect and would not adversely affect the validity, performance of or consummation of the Remarketing, the Instruments or the transactions contemplated by the Transaction Documents, and no Filings and Approvals with regard to the matters referenced in this paragraph (aa) are required to be made or obtained by any Significant Subsidiary;

          (bb) Other than as described or contemplated in the Prospectus, there are no legal or governmental proceedings pending to which the Trust, the

Company, MetLife or any of their respective subsidiaries is a party or to which any property of the Trust, the Company, MetLife or any of their respective subsidiaries is subject which, if determined adversely to the Trust the Company, MetLife or any of their respective subsidiaries, could reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect; and, to the knowledge of the Turst, the Company and MetLife, no such proceedings are threatened or contemplated by governmental authorities or threatened by others;

     (cc) The Trust is and will be treated as a consolidated subsidiary of the Company pursuant to GAAP;

     (dd) The Trust is not and, at the Commencement Date and the Remarketing Date will not be, in violation of the Declaration; neither the Company, MetLife nor any Significant Subsidiary is in violation of its amended and restated certificate of incorporation or amended and restated by-laws or other organizational instruments; and neither the Trust, the Company, MetLife or any Significant Subsidiary is in default in the performance or observance of any obligation, agreement, covenant or condition contained in any indenture, mortgage, deed of trust, loan agreement, lease or other agreement or instrument to which it is a party or by which it or any of its properties may be bound, which violation or default would have, individually or in the aggregate, a Material Adverse Effect;

     (ee) [              ], who have certified certain financial statements of
the Company and the consolidated financial statements of MetLife and its subsidiaries, are independent public accountants as required by the Act and the rules and regulations of the Commission thereunder;

     (ff) Neither the Trust, the Company, MetLife nor any Significant Subsidiary is or, after giving effect to this Agreement and the consummation of the transactions contemplated herein or in the Remarketing Procedures, will be an "investment company", as such term is defined in the Investment Company Act of 1940, as amended (the "Investment Company Act"), and the rules and regulations thereunder, although certain separate accounts of MetLife and certain Insurance Subsidiaries are required to register as investment companies under the Investment Company Act;

     (gg) The statements set forth in the Prospectus and the Remarketing Materials under the caption "United States Federal Income Tax Consequences"
and                   insofar as they purport to constitute summaries of matters
of United States federal tax law and                and regulations or legal
conclusions with respect thereto, constitute accurate summaries of the matters described therein in all material respects; and any other statements with respect to matters of law and regulations or legal conclusions with respect thereto set forth in the Prospectus and the Remarketing Materials are accurate in all material respects;

                    (hh) This Agreement has been duly and validly authorized, executed and delivered by the Trust and the Company; and

                      (ii) The 8.00% Capital Notes due 2005 (the "Capital Notes") have been duly authorized and executed by MetLife and delivered to the Company and constitute valid and legally binding obligations of MetLife, enforceable against MetLife in accordance with their respective terms, except to the extent that enforceability may be limited by the Bankruptcy Exceptions; and the Capital Notes conform in all material respects to the description thereof in the Prospectus and the Remarketing Materials, as amended or supplemented.

               Section 3. Fees and Expenses. Each of the Company and the Trust, severally and jointly, covenants and agrees with the Remarketing Agent that the Company and the Trust will pay or cause to be paid the following: (i) the costs incident to the preparation and printing of the Registration Statement, Prospectus and any Remarketing Materials and any amendments or supplements thereto; (ii) the costs of distributing the Registration Statement, Prospectus and any Remarketing Materials and any amendments or supplements thereto; (iii) any fees and expenses of qualifying the Remarketed Capital Securities under the securities laws of the several jurisdictions as provided in Section 4(f) and of preparing, printing and distributing a Blue Sky memorandum (including related fees and expenses of counsel to the Remarketing Agent); and (iv) all other costs and expenses incident to the performance of the obligations of the Company and the Trust hereunder.

               Section 4. Further Agreements of the Issuers. The Company and the Trust, jointly and severally, agree to use their reasonable best efforts:

                    (a) To prepare any registration statement or prospectus, or if none is required, a remarketing memorandum, including any preliminary remarketing memorandum, in each case, in a form approved by the Remarketing Agent, in connection with the Remarketing, and to file any such prospectus pursuant to the Securities Act within the period required by the Rules and Regulations; to make no further amendment or any supplement to the Registration Statement, Prospectus or the Remarketing Materials which shall be reasonably disapproved by the Remarketing Agent promptly after reasonably notice thereof; to advise the Remarketing Agent, promptly after either of them receives notice thereof, of the time when any amendment to the Registration Statement has been filed or becomes effective or any supplement to the Prospectus (or the Remarketing Materials) or any amended Prospectus (or the Remarketing Materials) has been filed and to furnish the Remarketing Agent with copies thereof; to file promptly all reports and any definitive proxy or information statements required to be filed by the Company with the Commission pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act subsequent to the date of the Prospectus and for so long as the delivery of a prospectus is required in connection with the offering or sale of Remarketed Capital Securities; to advise the Remarketing Agent, promptly after it receives notice thereof, of the issuance by the Commission of any stop order or of any order preventing or suspending the use of the Prospectus or the Remarketing
Materials, of the suspension of the qualification of the Remarketed Capital Securities for offering or sale in any jurisdiction, of the initiation or threatening of any proceeding for any such purpose, or of any request by the Commission for the amending or supplementing of the Registration Statement, the Prospectus or the Remarketing Materials or for additional information; and, in the event of the issuance of any stop order or of any order preventing or suspending the use of any Prospectus or the Remarketing Materials or suspending any such qualification, to use promptly its best efforts to obtain the withdrawal of such order.

     (b) To furnish promptly to the Remarketing Agent and to counsel for the Remarketing Agent a signed copy of the Registration Statement as originally filed with the Commission, and each amendment thereto filed with the Commission, including all consents and exhibits filed therewith.

     (c) Prior to 10:00 a.m. New York City time, on the New York Business Day next succeeding the date of this Agreement and from time to time, to deliver promptly to the Remarketing Agent in New York City such number of the following documents as the Remarketing Agent shall request: (i) conformed copies of the Registration Statement as originally filed with the Commission and each amendment thereto (in each case excluding exhibits other than this Agreement, the Declaration, the Purchase Contract Agreement and the Indenture, (ii) the Prospectus (or the Remarketing Materials) and any amended or supplemented Prospectus (or the Remarketing Materials), (iii) any document incorporated by reference in the Prospectus and the Remarketing Materials (excluding exhibits thereto) and (iv) any Remarketing Materials; and, if the delivery of a prospectus is required at any time in connection with the Remarketing and if at such time any event shall have occurred as a result of which the Prospectus or the Remarketing Materials as then amended or supplemented would include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such Prospectus or the Remarketing Materials, as applicable, is delivered, not misleading, or if for any other reason it shall be necessary during such same period to amend or supplement the Prospectus and the Remarketing Materials or to file under the Exchange Act any document incorporated by reference in the Prospectus in order to comply with the Securities act or the Exchange Act, to notify the Remarketing Agent and, upon its request, to file such document and to prepare and furnish without charge to the Remarketing Agent and to any dealer in securities as many copies as the Remarketing Agent may from time to time request of an amended or supplemented Prospectus which will correct such statement or omission or effect such compliance.

     (d) To file promptly with the Commission any amendment to the Registration Statement or the Prospectus or any supplement to the Prospectus that may, in the judgment of the Company or the Remarketing Agent, be required by the Securities Act or requested by the Commission.

                    (e) Prior to filing with the Commission (i) any amendment to the Registration Statement or supplement to the Prospectus or any document incorporated by reference in the Prospectus or (ii) any Prospectus pursuant to Rule 424 of the Rules and Regulations, to furnish a copy thereof to the Remarketing Agent and counsel for the Remarketing Agent; and not to file any such amendment or supplement which shall be disapproved by the Remarketing Agent promptly by reasonable notice.

                    (f) To make generally available to securityholders of the Company and of the Trust and to deliver to the Remarketing Agent, as soon as practicable, but in any event not later than eighteen months after the effective date of the Registration Statement (as defined in Rule 158(c) under the Act), an earnings statement of the Company and its subsidiaries (which need not be audited) complying with Section 11(a) of the Act and the Rules and Regulations (including, at the option of the Company, Rule 158); as soon as practicable after the Effective Date of the Registration Statement to make generally available to the Company's securityholders and to deliver to the Remarketing Agent an earnings statement of the Company and its subsidiaries (which need not be audited) complying with Section 11(a) of the Securities Act and the Rules and Regulations (including, at the option of the Company, Rule 158).

                    (g) Promptly from time to time to take such action as the Remarketing Agent may reasonably request to qualify the Remarketed Capital Securities and the obligations of the Company under the Guarantees for offering and sale under the securities laws of such jurisdictions as the Remarketing Agent may reasonably request and to comply with such laws so as to permit the continuance of sales and dealings therein in such jurisdictions for as long as may be necessary to complete the distribution of the Capital Securities; provided that in connection therewith, neither the Company nor the Trust shall be required to qualify as a foreign corporation or to file a general consent to service of process in any jurisdiction.

          Section 5. Conditions to the Remarketing Agent's Obligations. The obligations of the Remarketing Agent hereunder are subject to the accuracy, on and as of the date when made, of the representations and warranties of the Issuers contained herein, to the performance by the Issuers of their respective obligations hereunder, and to each of the following additional terms and conditions. The Remarketing Agent may in its sole discretion waive on its behalf compliance with any conditions to the obligations of the Remarketing Agent hereunder.

                    (a) If filing of a Prospectus is required, such Prospectus shall have been timely filed with the Commission and no stop order suspending the effectiveness of the Registration Statement or any part thereof or suspending the qualification under the Trust Indenture Act of the Indenture, the Declaration or the Capital Securities Guarantees under the Trust Indenture Act shall have been issued.

and no proceeding for that purpose shall have been initiated or threatened by the Commission; and any request of the Commission for inclusion of additional information in any Registration Statement or the Prospectus or otherwise shall have been complied with.

          (b) All corporate proceedings and other legal matters incident to the authorization, form and validity of the Transaction Documents, the Remarketed Capital Securities, the Guarantees, the Instruments, the Prospectus, the Registration Statement or the Remarketing Materials and all other legal matters relating to this Agreement and the transactions contemplated hereby shall be reasonably satisfactory in all material respects to the Remarketing Agent, and the Issuers shall have furnished to such counsel all documents and information that they may reasonably request to enable them to pass upon such matters.

          (c) [         ], counsel for the Remarketing Agent, shall have
furnished to the Remarketing Agent such written opinion or opinions, dated the Remarketing Date, with respect to the incorporation of the Company, the validity of the Capital Securities (or, if the securities subject to the Remarketing are the Debentures, the Debentures), the Registration Statement and the Prospectus, and such other related matters as the Remarketing Agent may reasonably request, and such counsel shall have received such papers and information as they may reasonably request to enable them to pass upon such matters;

          (d) [         ], counsel for the Trust, the Company and MetLife, shall
have furnished to the Remarketing Agent their written opinion, dated the Remarketing Date, in form and substance reasonably satisfactory to Remarketing Agent, to the effect that:

               (i) The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware, with corporate power and authority to own its properties and conduct its business as described in the Prospectus and the Remarketing Materials;

               (ii) MetLife has been duly incorporated and is validly existing as a stock life insurance company in good standing under the laws of the State of New York, with corporate power and authority to own its property and conduct its business as described in the Prospectus and the Remarketing Materials;

               (iii) The Company has an authorized capitalization as set forth in the Prospectus and the Remarketing Materials; MetLife has an authorized capitalization of _________ shares of common stock, par value $____; and all of the issued shares of capital stock of MetLife have been duly and validly issued, are fully paid and nonassessable and (except as described in the Prospectus and the Remarketing Materials and the exhibits thereto and except for directors' qualifying shares) are owned directly or indirectly by the Company, free and clear of all liens, encumbrances, equities or claims; the shares of the Issuable Common Stock have been duly and validly authorized and reserved for issuance and, when issued and delivered in accordance with the provisions of the Purchase Contracts, the Purchase Contract Agreement and the Pledge Agreement, will be duly and validly issued, fully paid and non-assessable and will conform in all material respects to the description of the Common Stock contained in the Prospectus and the Remarketing Materials or to any amended or supplemented description of the Common Stock contained in a then effective report or registration statement filed pursuant to the Exchange Act; and the issuance of the Issuable Common Stock is not subject to any preemptive or similar rights under the amended and restated articles of incorporation and the by-laws of MetLife or the DGCL;

          (iv) The Remarketing, the issuance and sale of the Instruments, the entry into and the compliance by the Trust, the Company and MetLife with all provisions of the Transaction Documents and the consummation of the transactions herein contemplated will not result in any violation of the provisions of (i) the Amended and Restated Certificate of Incorporation or the Amended and Restated By-Laws or similar organizational documents of the Company or MetLife or the Declaration or any other organizational documents of the Trust, (ii) any agreement or instrument listed as Exhibit B hereto, or (iii) any New York or Federal statute or the DGCL or any rule or regulation known to such counsel of any New York or Federal governmental agency or body having jurisdiction over the Company, the Trust, MetLife or any Significant Subsidiary or any of their properties, except, in the case of clauses (ii) and (iii), as would not, individually or in the aggregate, adversely affect the validity or performance of the Instruments or the Transaction Documents or have a Material Adverse Effect;

          (v) This Agreement has been duly authorized by the Trust and the Company and, assuming due authorization, execution and delivery by the Purchase Contract Agent, at the date hereof and at the Commencement Date and the Remarketing Date will be duly executed and delivered by the Company and the Trust and will constitute a valid and binding obligation of the Company and the Trust, enforceable against the Company and the Trust in accordance with its terms; and this Agreement conforms in all material respects to the description thereof contained in the Prospectus and the Remarketing Materials;

     (vi) The Declaration, the Indenture and the Capital Securities Guarantee Agreement have been duly qualified under the Trust Indenture Act;

     (vii) To such counsel's knowledge, no stop order suspending the effectiveness of the Registration Statement or any part thereof has been issued and no proceedings for that purpose have been instituted or are pending or threatened by the Commission under the Act;

     (viii) The Units have been validly issued, are fully paid and non-assessable and conform in all material respects to the description thereof contained in the Prospectus and the Remarketing Materials; and the Units are not subject to preemptive or other similar rights;

     (xi) To such counsel's knowledge, no stop order suspending the effectiveness of the Registration Statement or any part thereof has been issued and no proceedings for that purpose have been instituted or are pending or threatened by the Commission under the Act;

     (x) The Purchase Contract Agreement has been duly authorized and validly executed and delivered by the Company and, assuming due authorization, execution and delivery of the Purchase Contract Agreement by the Purchase Contract Agent, constitutes constitute a legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms except to the extent that enforceability thereof may be limited by the Bankruptcy Exceptions; and the Purchase Contract Agreement conforms in all material respects to the description thereof contained in the Prospectus and the Remarketing Materials;

     (xi) The Purchase Contracts underlying the Units have been duly authorized, issued and delivered by the Company, and constitute valid and binding obligations of the Company, enforceable against the Company in accordance with their terms except to the extent that enforceability thereof may be limited by the Bankruptcy Exceptions, and the Purchase Contracts conform in all material respects to the description thereof contained in the Prospectus and the Remarketing Materials, the Purchase Contracts are not subject to any preemptive or similar rights;

     (xii) Each of the Guarantee Agreements and the Guarantees has been duly authorized and validly executed and delivered by the Company and, assuming due authorization, execution and delivery of the Capital Securities Guarantee Agreement by the Guarantee Trustee, constitutes a valid and binding obligation of the Company, enforceable against the Company in accordance with its terms except to the extent that enforceability thereof may be limited by the Bankruptcy Exceptions, and each of the Guarantees and the Guarantee Agreements conforms in all material respects to the description thereof contained in the Prospectus and the Remarketing Materials;

          (xiii) The Pledge Agreement has been duly and validly authorized, executed and delivered by the Company; the Pledge Agreement constitutes a legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms except to the extent that enforceability thereof may be limited by the Bankruptcy Exceptions provided, however, that based on a review of applicable case law, upon the occurrence of a Termination Event, Section 365(e)(l) of the Bankruptcy Code (11 U.S.C. Sections 101-1330, as amended) should not substantively limit the provisions of Sections 3.15 and 5.6 of the Purchase Contract Agreement and Section 4.3 of the Pledge Agreement that require termination of the Purchase Contracts and release of the Collateral Agent's security interest in the Pledged Capital Securities, Pledged Treasury Consideration or Pledged Treasury Securities (each, as defined in the Pledge Agreement); provided, however, that restrictions respecting relief from the automatic stay under Section 362 of the Bankruptcy Code may affect the timing of the exercise of such rights and remedies; the Pledge Agreement creates, as collateral security for the performance when due by the holders of the Securities under the respective Purchase Contracts a legal and valid security interest (as that term is defined in the New York UCC) in favor of the Collateral Agent for the benefit of the Company, in the right, title and interest of such holders in all of the Pledged Securities that constitute "securities" (as that term is defined in Section 8-102(a)(15) of the New York
UCC); and in the case of such Pledged Securities that are certificated (as defined in the New York UCC), such security interest has been perfected upon delivery of such certificates (indorsed in blank) to the Collateral Agent and, assuming that neither the Collateral Agent nor the Company had notice on or prior to the date of such delivery of an adverse claim with respect to such Pledged Securities, the Collateral Agent has acquired a security interest in the Pledged Securities free of any adverse claim (as that term is defined in the New York UCC); in the case of Pledged Securities that are credited by a securities intermediary (as defined in the New York UCC) to a securities account (as defined in the New York UCC) in the name of the Collateral Agent, the Collateral Agent has a perfected security interest in all security entitlements (as defined in the New York UCC) relating to such Pledged Securities; the Pledge Agreement conforms in all material respects to the description thereof contained in the Prospectus and the Remarketing Materials;

          (xiv) The Declaration has been and, at the Commencement Date and Remarketing Date, will be duly executed and delivered by the

               Company and the Administrators, and, assuming due authorization, execution and delivery of the Declaration of the Property Trustee and the Delaware Trustee, the Declaration is and will, at each such date, be a valid and binding obligation of the Company and the Administrators enforceable against the Company and the Administrators in accordance with its terms, except to the extent that enforceability thereof may be limited by the Bankruptcy Exceptions; each of the Administrators is an employee of the Company and has been authorized by the Company to execute, deliver and perform the Declaration; and the Declaration and the Trust Securities conform in all material respects to the description thereof contained in the Prospectus and the Remarketing Materials;

                    (xv) The Indenture has been duly authorized and validly
               executed by the Company and, assuming due execution and delivery by the other parties thereto, constitutes a valid and binding agreement of the Company, enforceable against the Company in accordance with its terms except to the extent that the enforceability thereof may be limited by the Bankruptcy Exceptions; and the Indenture conforms in all material respects to the description thereof contained in the Prospectus and the Remarketing Materials;

                    (xvi) The Debentures have been duly authorized and executed by the Company and, assuming due authentication of the Debentures, constitute valid and binding obligations of the Company enforceable against the Company in accordance with their terms except to the extent that enforceability thereof may be limited by the Bankruptcy Exceptions, and are in the form contemplated by, and are entitled to the benefits of, the Indenture and the Debentures conform in all material respects to the description thereof contained in the Prospectus and the Remarketing Materials;

                    (xvii) The Capital Notes have been duly authorized and
               executed by MetLife and delivered to the Company and constitute valid and legally binding obligations of MetLife, enforceable against MetLife in accordance with their respective terms, except to the extent that enforceability may be limited by the Bankruptcy Exceptions; and the Capital Notes conform in all material respects to the description thereof contained in the Prospectus and the Remarketing Materials;

                    (xviii) Neither the Trust, the Company nor MetLife is or,
               after giving effect to this Agreement and the consummation of the transactions contemplated herein or in the Remarketing Procedures, will be an "investment company", as such term is defined in the Investment Company Act, although certain separate accounts of MetLife and certain

     Insurance Subsidiaries are required to register as investment companies under the Investment Company Act;

                    (xix) Assuming the transactions described in the Prospectus are consummated and performed in the manner described in the Prospectus, the discussion under the heading "U.S. Federal Income Tax Consequences," except to the extent of statements as to the Company's expectations or determinations, constitutes such counsel's opinion;

                    (xx) The statements set forth in the Prospectus and the Remarketing Materials under the caption ____________________ insofar as they purport to constitute summaries of matters of United States federal law and __________________ and regulations or legal conclusions with respect thereto, constitute accurate summaries of the matters described therein in all material respects; and

                    (xxi) Each of the Trust, the Company and MetLife has made all Filings required to be made pursuant to, and has obtained all Approvals required to be obtained under, either (a) any law or regulation of the United States or the State of New York or (b) the DGCL for the issuance and sale of the Instruments, the entry into and the compliance by the Trust, the Company and MetLife with all provisions of the Transaction Documents and the Plan and the consummation of the transactions herein and therein contemplated, except for such Filings and Approvals, individually or in the aggregate, as would not adversely affect the validity, performance of or consummation of the Instruments or the transactions contemplated by the Transaction Documents and would not have a Material Adverse Effect; and all such Filings and Approvals are in full force and effect.

          Such counsel shall also state that, while they have not themselves checked the accuracy and completeness of, or otherwise verified, and are not passing upon and assume no responsibility for the accuracy or completeness of, the statements contained in the Registration Statement, the Remarketing Materials or the Prospectus, except to the limited extent stated in clause (xx) of this Section 5(d), in the course of their review and discussion of the contents of the Registration Statement, the Remarketing Materials and Prospectus with certain officers and employees of the Company and MetLife and their independent accountants, but without independent check or verification, no facts have come to their attention which cause them to believe that the Registration Statement or the Remarketing Materials (other than the financial statements and schedules and other financial information contained therein, as to which they express no belief), at the time it became effective, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements contained therein not misleading, or that the Prospectus and the Remarketing Materials (other than the financial statements and schedules and other financial information contained therein, as to which they express no belief), as of its date and as of the date hereof, contains any untrue statement of a material fact or omits to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

     In rendering such opinion, such counsel may state that they express no opinion as the laws of any jurisdiction other than the United States, the State of New York and the DGCL and that to the extent that the opinions in clauses
(iv), (viii) and (xxi) involve Delaware law, such counsel has relied with permission of the Remarketing Agent on the opinion of [name of Delaware counsel] addressed to the Remarketing Agent.

     Notwithstanding of any of the forgoing, if the securities subject to the
Remarketing are the Debentures, [             ], counsel for the Trust, the
Company and MetLife, shall have furnished to the Remarketing Agent their written opinion, dated the Remarketing Date, in form and substance reasonably satisfactory to the Remarketing Agent, to the effect set forth above, with such modifications as the Remarketing Agent deems appropriate to reflect the fact that such opinion is given in connection with the Remarketing of the Debentures.

     (e) Gary A. Beller, Senior Executive Vice-President and General Counsel of the Company and MetLife, shall have furnished to the Remarketing Agent his written opinion, dated the Remarketing Date, in form and substance reasonably satisfactory to the Remarketing Agent, to the effect that:

          (i) The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware, with the corporate power and authority to own its properties and conduct its business as described in the Prospectus and the Remarketing Materials;

         (ii) MetLife has been duly incorporated and is validly existing as a stock life insurance company in good standing under the laws of the State of New York, with the corporate power and authority to own its properties and conduct its business as described in the Prospectus and the Remarketing Materials;

        (iii) The Company has an authorized capitalization as described in the Prospectus and the Remarketing Materials; MetLife has an authorized capitalization of ________ shares of common stock, par value $_____; and all of the issued shares of capital stock or other ownership interest of MetLife have been duly and validly authorized and issued, are fully paid and nonassessable and (except as described in the Registration Statement and the Remarketing Materials and the exhibits thereto and except for directors' qualifying shares) are owned directly or indirectly by the

     Company, free and clear of all liens, encumbrances, equities or claims; the shares of the Issuable Common Stock have been duly and validly authorized [and reserved for issuance] and, when issued and delivered in accordance with the provisions of the Purchase Contracts, the Purchase Contract Agreement and the Pledge Agreement, will be duly and validly issued, fully paid and non-assessable and the Issuable Common Stock will conform in all material respects to the description of the Company's Common Stock contained in the Prospectus and the Remarketing Materials or to any amended or supplemented description of the Company's Common Stock contained in a then effective report or registration statement filed pursuant to the Exchange Act; and the issuance of the Issuable Common Stock is not subject to any preemptive or similar rights arising under the amended and restated certificate of incorporation, by-laws of the Company or the DGCL;

          (iv) Each Significant Subsidiary has been duly organized and is validly existing as a corporation or partnership, as applicable, and is in good standing under the laws of its jurisdiction of organization; all issued shares of capital stock or other ownership interests of each Significant Subsidiary have been duly authorized and validly issued, are fully paid and nonassessable, and (except as described in the Prospectus and the Remarketing Materials and exhibits thereto and except for directors' qualifying shares) are owned directly or indirectly by the Company or MetLife, as applicable, free and clear of all liens, encumbrances, equities or claims, other than any lien, encumbrance, equity or claim which would not have a Material Adverse Effect; and all of the issued and outstanding Common Securities are directly owned by the Company free and clear of all liens, encumbrances, security interests, equities or claims;

          (v) [Each of the Company, MetLife, the Trust and each Significant Subsidiary has been duly qualified as a foreign corporation or partnership, as applicable, for the transaction of business and, to the extent such concept is applicable, is in good standing under the laws of each other jurisdiction in which its ownership or lease of property or the conduct of its business requires such qualification, except where the failure to be so qualified and in good standing, as applicable, would not have a Material Adverse Effect;]

          (vi) Each of MetLife and each Insurance Subsidiary is duly organized and licensed as an insurance company in its jurisdiction of incorporation and is duly licensed or authorized as an insurer in each other jurisdiction where it is required to be so licensed or authorized to conduct its business as described in the Prospectus and the Remarketing Materials, in each case with such exceptions as would not have, individually or in the aggregate, a Material Adverse Effect; except as otherwise described in the Prospectus and the Remarketing Materials, each of MetLife and each

     Insurance Subsidiary has all other Approvals of and from all insurance regulatory authorities to conduct its business, with such exceptions as would not have, individually or in the aggregate, a Material Adverse Effect; to such counsel's knowledge, there is no pending or threatened action, suit, proceeding or investigation that could reasonably by expected to lead to the revocation, termination or suspension of any such Approval, the revocation, termination or suspension of which would have, individually or in the aggregate, a Material Adverse Effect; and, to such counsel's knowledge, no insurance regulatory agency or body has issued any order or decree impairing, restricting or prohibiting the payment of dividends by any Insurance Subsidiary to its parent which would have, individually or in the aggregate, a Material Adverse Effect;

          (vii) Each of the Company, MetLife and each Significant Subsidiary has all necessary Approvals from, and has made all Filings with, all insurance regulatory authorities, all Federal, state, local and other governmental authorities, all self-regulatory organizations and all courts and other tribunals, which are necessary to own, lease, license and use its properties and assets and to conduct its business in the manner described in the Prospectus and the Remarketing Materials, except where the failure to have such Approvals or to make such Filings would not have, individually or in the aggregate, a Material Adverse Effect; all such Approvals and Filings are in full force and effect and, to such counsel's knowledge, neither the Company, MetLife nor any Significant Subsidiary has received any notice of any event, inquiry, investigation or proceeding that would reasonably be expected to result in the suspension, revocation or limitation of any such Approval or otherwise impose any limitation on the conduct of the business of the Company, MetLife or any such Subsidiary, except as described in the Prospectus and the Remarketing Materials or any such suspension, revocation or limitation which would not have, individually or in the aggregate, a Material Adverse Effect;

          (viii) Each Broker-Dealer Subsidiary and each Investment Advisor Subsidiary is duly licensed or registered as a broker-dealer or investment advisor, as the case may be, in each jurisdiction where it is required to be so licensed or registered to conduct its business, in each case, with such exceptions as would not have, individually or in the aggregate, a Material Adverse Effect; each Broker-Dealer Subsidiary and each Investment Advisor Subsidiary has all other necessary Approvals of and from all applicable regulatory authorities, including any self-regulatory organization, to conduct its business, in each case with such exceptions as would not have, individually or in the aggregate, a Material Adverse Effect; except as otherwise described in the Prospectus and the Remarketing Materials, to such counsel's knowledge, no Broker-Dealer Subsidiary or Investment Advisor Subsidiary has received any notification from any applicable regulatory authority to the effect that any additional Approvals from such regulatory authority are needed to be obtained by such Subsidiary in any case where it could be reasonably expected that (x) such Broker-Dealer Subsidiary or the Investment Advisor Subsidiary would in fact be required either to obtain any such additional Approvals or cease or otherwise limit engaging in certain business and (y) the failure to have such Approvals or limiting such business would have a Material Adverse Effect;

     (ix) To such counsel's knowledge, other than as described or contemplated in the Prospectus or the Remarketing Materials, there are no legal or governmental proceedings pending to which the Trust, the Company, MetLife or any Significant Subsidiary is a party or of which any property of the Trust, the Company, MetLife or any Significant Subsidiary is the subject which, if determined adversely to the Trust, the Company, MetLife or any Significant Subsidiary, could reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect; and, to such counsel's knowledge and other than as described or contemplated in the Prospectus, no such proceedings are threatened or contemplated by governmental authorities or threatened by others;

     (x) This Agreement has been duly authorized, executed and delivered by the Trust and the Company;

     (xi) The Capital Notes have been duly authorized and validly executed, issued and delivered by MetLife and constitute valid and legally binding obligations of MetLife, enforceable against MetLife in accordance with their respective terms, except to the extent that enforceability may be limited by the Bankruptcy Exceptions and the Capital Notes conform in all material respects to the description thereof in the Prospectus and the Remarketing Materials;

     (xii) No Significant Subsidiary is or, after giving effect to this Agreement and the consummation of the transactions contemplated herein or in the Remarketing Procedures, will be an "investment company", as such term is defined in the Investment Company Act, and the rules and regulations thereunder, although certain separate accounts of MetLife and certain Insurance Subsidiaries are required to register as investment companies under the Investment Company Act;

     (xiii) The Remarketing, the issuance and sale of the Instruments, the entry into and the compliance by the Trust, the Company and MetLife with all provisions of the Transaction Documents and the consummation of the transactions herein contemplated will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument known to such counsel to which the Trust, the Company, MetLife or any Significant Subsidiary is a party or by which the Trust, the Company, MetLife or any Significant Subsidiary is bound or to which any of the property or assets of the Trust, the Company, MetLife or any of their respective subsidiaries is subject, or which affects the validity, performance or consummation of the transactions contemplated herein nor will such action result in any violation of the provisions of (x) the amended and restated certificate of incorporation or the amended and restated by-laws or similar organization documents of the Company, MetLife or any Significant Subsidiary or the Declaration or any other organizational document of the Trust or (y) to such counsel's knowledge, any statute or any order, rule or regulation of any court or insurance regulatory agency or other governmental agency or body having jurisdiction over the Trust, the Company, MetLife or any Significant Subsidiary or any of their properties, in each case the effect of which (other than a violation of the amended and restated certificate of incorporation or the amended and restated by-laws or similar organization documents of the Company or MetLife or the Declaration or any other organizational document of the Trust), individually or in the aggregate, would be either to adversely affect the validity or performance of the Instruments or the Transaction Documents or to have a Material Adverse Effect;

          (xiv) Each of the Trust, the Company and MetLife has made all Filings required to be made and has obtained all Approvals required to be obtained, under any law or regulation of the United States or any state thereof required for the issuance and sale of the Instruments, the entry into and the compliance by the Trust, the Company and MetLife with all provisions of the Transaction Documents, and the consummation of the transactions herein contemplated, except for such Filings and Approvals as (i) may be required under state securities, insurance securities or Blue Sky laws in connection with the purchase and distribution of the Remarketed Capital Securities by the Remarketing Agent, or (ii) individually or in the aggregate, would not adversely affect the validity or performance of the Instruments or the Transaction Documents and would not have a Material Adverse Effect; and all other Filings and Approvals required to be made or obtained on or prior to the Plan Effective Date in connection with the Demutualization or for the consummation by the Trust, the Company and MetLife of the transactions contemplated by the Transaction Documents have been so obtained and are in full force and effect, except as described in the Prospectus or the Remarketing Materials or to the extent that the failure to make any such Filings or have any such Approvals would not have, individually or in the aggregate, a Material Adverse Effect and would not adversely affect the validity, performance of or consummation of the Instruments or the transactions contemplated by the Transaction Documents or adversely affect the creation and operation of the Policyholder Trust pursuant to the Plan; and all such Filings and Approvals are in full force and effect;

          (xv) The Units are validly issued, fully paid and non-assessable; the Units conform in all material respects to the description thereof contained in the Prospectus and the Remarketing Materials and are not subject to preemptive or other similar rights;

          (xvi) To such counsel's knowledge, no stop order suspending the effectiveness of the Registration Statement or the Remarketing Materials or any part thereof has been issued and no proceedings for that purpose have been instituted or are pending or contemplated under the Act;

          (xvii) The statements set forth in the Prospectus and the Remarketing Materials under the caption "____________________", insofar as they purport to constitute summaries of matters of United States law and regulations or legal conclusions with respect thereto, constitute accurate and complete summaries of the matters described therein in all material respects; and any other statements with respect to matters of law and regulations or legal conclusions with respect thereto set forth in the Prospectus and the Remarketing Materials are accurate in all material respects; and

          Such counsel shall also state that while he has not himself checked the accuracy and completeness of, or otherwise verified, and is not passing upon and assumes no responsibility for the accuracy or completeness of, the statements contained in the Registration Statement, the Remarketing Materials or the Prospectus, except to the limited extent stated in clause (xvii) of this
Section 5(e) in the course of his review and discussion of the contents of the Registration Statement and the Remarketing Materials and the Prospectus with certain officers and employees of the Company and MetLife and their independent accountants, but without independent check or verification, no facts have come to this attention which cause him to believe that the Registration Statement and the Remarketing Materials (other than the financial statements and schedules and other financial information contained therein, as to which he expresses no belief), at the time it became effective, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements contained therein not misleading, or that the Prospectus and the Remarketing Materials (other than the financial statements and schedules and other financial information contained therein, as to which he expresses no belief), as of its date and as of the date hereof, contains any untrue statement of a material fact or omits to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; such counsel does not know of any legal or governmental proceedings required to be described in the Registration Statement, the Remarketing Materials or in the Prospectus which are not described as required; and such counsel does not know of any amendment to the Registration Statement or the Remarketing Materials required to be filed or of any contracts or other documents of a character required to be filed as an exhibit to the Registration Statement or the Remarketing Materials or required to be described in the Registration Statement, the Remarketing Materials or the Prospectus which are not filed or described as required.

          In rendering such opinion, such counsel may state that he is admitted to practice law in the State of New York and that he expresses no opinion as to the laws of any jurisdiction other than the United States, the State of New York and the DGCL and that to the extent that the opinions in clauses (xiii), (xiv) and (xv) of this Section 5(e) involve Delaware law, such counsel has relied with the permission of the Remarketing Agent on the opinion of [name of Delaware counsel] addressed to the Remarketing Agent. Such counsel may state that, insofar as the opinions rendered above relate to any Significant Subsidiary, such counsel has relied on the opinions of the General Counsel of such Subsidiary and insofar as the opinions expressed above relate to the Trust, any Significant Subsidiary of the Company, MetLife and their subsidiaries (other than the Significant Subsidiaries) and involve the laws of the jurisdictions other than New York and the United States, such counsel has not retained local counsel but has relied upon the familiarity of other in-house attorneys of MetLife over whom such counsel exercises general supervision with the relevant laws of such jurisdictions. Such counsel may also state that, insofar as such opinions involve matters of fact, he and such attorneys have relied with your permission upon certificates of officers of MetLife, the Trust and the Significant Subsidiaries.

          Notwithstanding of any of the forgoing, if the securities subject to the Remarketing are the Debentures, Gary A. Beller, Senior Executive Vice-President and General Counsel of the Company and MetLife, shall have furnished to the Remarketing Agent their written opinion, dated the Remarketing Date, in form and substance reasonably satisfactory to the Remarketing Agent, to the effect set forth above, with such modifications as the Remarketing
Agent deems appropriate to reflect the fact that such opinion is given in connection with the Remarketing of the Debentures.

          (f) [             ], special Delaware counsel for the Trust, the
Company and MetLife, shall have furnished to the Remarketing Agent their written opinion, dated such Remarketing Date, in form and substance reasonably satisfactory to Remarketing Agent, to the effect that:

               (i) The Trust has been duly created and is validly existing as a business trust in good standing under the laws of the State of Delaware.

     Under the Trust Act and the Declaration, the Trust has all requisite trust power and authority to own its properties and conduct its business as described or contemplated by the Remarketing Materials and the Prospectus and to enter into and perform its obligations under this Agreement and the Trust Securities.

                    (ii) All filings required under the Trust Act with respect to the creation and valid existence of the Trust as a Delaware business trust have been made and all such filings are in full force and effect;

                    (iii) The Declaration constitutes a valid and binding obligation of the Company and the Administrators and is enforceable against the Company and the Administrators in accordance with its terms, subject, as to enforcement, to the effect upon the Declaration of (i) bankruptcy, insolvency, moratorium, receivership, reorganization, liquidation, fraudulent conveyance or transfer and other similar laws relating to or affecting the rights and remedies of creditors generally, (ii) principles of equity, including applicable law relating to fiduciary duties (regardless of whether considered and applied in a proceeding in equity or at law), and (iii) the effect of applicable public policy on the enforceability of provisions relating to indemnification or contribution;

                    (iv) Under the Declaration and the Trust Act, the Trust has requisite trust power and authority to execute, deliver and perform its obligations under this Agreement and to perform its obligations under the Trust Securities and the Declaration;


                    (v) Under the Trust Act and the Declaration, the execution and delivery by the Trust of this Agreement and the performance by the Trust of its obligations hereunder have been authorized by all necessary action on the part of the Trust;

                    (vi) The Capital Securities are duly and validly issued, fully paid and, subject to the limitation set forth in the last sentence of this subparagraph (vi) below, non-assessable undivided beneficial interests in the assets of the Trust and constitute valid and binding obligations of the Trust enforceable against the Trust, subject to (i) bankruptcy, insolvency, moratorium, receivership, reorganization, liquidation, fraudulent conveyance or transfer and other similar laws relating to or affecting the rights and remedies of creditors generally, (ii) principles of equity, including applicable law relating to fiduciary duties (regardless of whether considered and applied in a proceeding in equity or at law), and (iii) the effect of applicable public policy on the enforceability of provisions relating to indemnification or contribution; the Trust Securities entitle the holders thereof to the benefits of the Declaration, except to the extent that enforceability of the Declaration is subject to (i) bankruptcy, insolvency, moratorium, receivership, reorganization, liquidation, fraudulent conveyance or transfer and other similar laws relating to or affecting the rights and remedies of creditors generally,
(ii) principles of equity, including applicable law relating to fiduciary duties (regardless of whether considered and applied in a proceeding in equity or at law), and (iii) the effect of applicable public policy on the enforceability of provisions relating to indemnification or contribution; the Trust Securities have the rights set forth in the Declaration; each holder of the Capital Securities, as beneficial owners of the Trust, is to be entitled to the same limitation of personal liability as that extended to stockholders of private corporations for profit organized under the DGCL. Such counsel may note that the holders of the Trust Securities may be required to make payments or provide indemnity or security as set forth in the Declaration;

          (vii) Under the Declaration and the Trust Act, the Trust Securities are not subject to any preemptive or other similar rights and the Trust Securities are the only interest in the assets of the Trust authorized to be issued by the Trust;

          (vii) None of the execution, delivery or the performance by the Trust of its obligations under, this Agreement, the Remarketing of the Capital Securities in accordance with the terms of this Agreement, or the consummation by the Trust of the other transactions contemplated hereby, will violate any provisions of applicable Delaware law or Delaware administrative regulations or the Declaration; and

          (ix) Under the Declaration and the Trust Act, the Trust has all trust power and authority necessary to own property and conduct its business, all as described in the Prospectus; after due inquiry on ___________, limited to, and solely to the extent disclosed thereupon, court dockets for active cases of the Court of Chancery of the State of Delaware in and for New Castle County, Delaware, of the Superior Court of the State of Delaware in and for New Castle County, Delaware, and of the United States District Court sitting in the State of Delaware, we are not aware of any legal or governmental proceeding pending against the Trust;

          (x) No authorization, approval, consent, order, registration or qualification or with any Delaware state governmental authority or Delaware state agency is required for the Remarketing of the Capital Securities, or the performance by the Trust of its obligations under this Agreement, the Units, the Declaration and the Trust Securities, except such as has been previously obtained and made.

           Notwithstanding any of the forgoing, if the securities subject to the
     Remarketing are the Debentures, [          ], special Delaware counsel for
     the Trust, the Company and MetLife, shall have furnished to the Remarketing Agent their written opinion, dated the Remarketing Date, in form and substance reasonably satisfactory to the Remarketing Agent, to the effect set forth above, with such modifications as the Remarketing Agent deems appropriate to reflect the fact that such opinion is given in connection with the Remarketing of the Debentures.

          (g)  [       ], special Delaware counsel to the Delaware Trustee
     (solely for the purpose of the opinion set forth in this paragraph (g)) shall have furnished to the Remarketing Agent their written opinion, dated the Remarketing Date, in form and substance reasonably satisfactory to the Remarketing Agent, to the effect that:

               (i) The Delaware Trustee is a banking corporation duly incorporated and validly existing under the laws of the State of Delaware;

               (ii) The execution, delivery and performance by the Delaware Trustee of the Declaration has been duly authorized by all necessary corporate action on the part of the Delaware Trustee; the Declaration has been duly executed and delivered by the Delaware Trustee; it constitutes the legal, valid and binding obligation of the Delaware Trustee, and is enforceable against the Delaware Trustee in accordance with its terms; subject, as to enforcement, to the effect upon the Declaration of (i) bankruptcy, insolvency, moratorium, receivership, reorganization, liquidation, fraudulent conveyance or transfer and other similar laws relating to or affecting the rights and remedies of creditors generally, (ii) principles of equity, including applicable law relating to fiduciary duties (regardless of whether considered and applied in a proceeding in equity or at law), and (iii) the effect of applicable public policy on the enforceability of provisions relating to indemnification or contribution;

               (iii) The execution, delivery and performance of the Declaration by the Delaware Trustee do not violate the charter or by-laws of the Delaware Trustee; and

               (iv) No consent of any federal or Delaware banking state authority is required for the performance of the Declaration by the Delaware Trustee.

             Notwithstanding of any of the forgoing, if the securities subject to the Remarketing are the Debentures, [name of Delaware counsel], special Delaware counsel to the Delaware Trustee (solely for the purpose of the opinion set forth in this paragraph (g)) shall have furnished to the Remarketing Agent their written opinion, dated the Remarketing Date, in form and substance reasonably satisfactory to the Remarketing Agent, to the effect set forth above, with such modifications as the Remarketing Agent deems appropriate to reflect the fact that such opinion is given in connection with the Remarketing of the Debentures.

               (h) [         ], counsel to the Property Trustee, the Guarantee
          Trustee and the Debenture Trustee and special counsel to The Bank of New York, as the Collateral Agent, the Custodial Agent and Securities Intermediary (such trustees, agents and entities, collectively, the "Agents"), shall have furnished to the Remarketing Agent their written opinion, dated the Remarketing Date, in form and substance reasonably satisfactory to the Remarketing Agent, to the effect that:

                    (i) Each of the Agents is a banking corporation, duly incorporated and validly existing under the laws of the State of New York;

                    (ii) The Declaration, this Agreement, the Capital Securities Guarantee Agreement, the Indenture and the Pledge Agreement have each been duly executed and delivered by the Property Trustee, the Guarantee Trustee, the Debenture Trustee and the Collateral Agent, the Custodial Agent and the Securities Intermediary, respectively, and such Agreements and instruments constitute legal, valid and binding obligations of the relevant Agents, enforceable against such Agents in accordance with their respective terms, except to the extent that enforceability may be limited by the Bankruptcy Exceptions;

                    (iii) The execution, delivery and performance by (1) the
                Property Trustee of the Declaration and this Agreement, (2) the Guarantee Trustee of the Capital Securities Guarantee Agreement,
                (3) by the Debenture Trustee of the Indentures and (4) the Collateral Agent, the Custodial Agent and the Securities Intermediary of the Pledge Agreement, does not violate or constitute a breach of the Articles of Organization or By-Laws of any of such Agents, or the terms of any indenture or other agreement or instrument known to such counsel and to which any of such Agents, is a party or by which it may be bound or any judgment, order or decree known to such counsel to be applicable to any of such Agents of any court, regulatory body, administrative agency, governmental body or arbitrator having jurisdiction over any of such Agents; and

                    (iv) No Consent of any federal or state banking authority is required for the execution, delivery or performance by the Agents of their respective obligations under this Agreement.

                Notwithstanding of any of the foregoing, if the securities
subject to the Remarketing are the Debentures, [      ], counsel to the Agents
shall have furnished to the Remarketing Agent their written opinion, dated the Remarketing Date, in form and substance reasonably satisfactory to the Remarketing Agent, to the effect set forth above, with such modifications as the Remarketing Agent deems appropriate to reflect the fact that such opinion is given in connection with the Remarketing of the Debentures.

     (i) The Law Department of The Bank One Trust Company ("Bank One"), as the Purchase Contract Agent, shall have furnished to the Remarketing Agreement their written opinion, dated such Remarketing Date, in form and substance reasonably satisfactory to the Remarketing Date, to the effect that:

          (i) Bank One is a banking corporation, duly incorporated and validly existing under the laws of the United States of America;

          (ii) This Agreement, the Pledge Agreement and the Purchase Contract Agreement have each been duly executed and delivered by Bank One and such Agreements constitute legal, valid and binding obligations of Bank One in accordance with their respective terms, except to the extent that enforceability may be limited by the Bankruptcy Exceptions; and the certificates for the Units have been duly authenticated by the Purchase Contract Agent;

          (iii) The execution, delivery and performance by Bank One of the Purchase Contract Agreement, the Remarketing Agreement and the Pledge Agreement, does not violate or constitute a breach of the Articles of Organization or By-Laws of any of Bank One, or the terms of any indenture or other agreement or instrument known to such counsel and to which Bank One, is a party or by which it may be bound or any judgment, order or decree known to such counsel to be applicable to Bank One of any court, regulatory body, administrative agency, governmental body or arbitrator having jurisdiction over Bank One; and

          (iv) No Consent of any Federal or state authority is required for the performance by Bank One of its obligations under the Pledge Agreement, the Remarketing Agreement and the Purchase Contract Agreement.

     Notwithstanding any of the forgoing, if the securities subject to the Remarketing are the Debentures, the Law Department of Bank One shall have furnished to the Remarketing Agent their written opinion, dated the Remarketing Date, in form and substance reasonably satisfactory to the Remarketing Agent, to the effect set forth above, with such modifications as the Remarketing Agent deems appropriate to reflect the fact that such opinion is given in connection with the Remarketing of the Debentures.

     (j) The Trust, the Company and MetLife will furnish the Remarketing Agent with such conformed copies of such opinions, certificates, letters and documents as the Remarketing Agent reasonably requests.

          (k) On the Remarketing Date at 9:30 a.m., New York City time [ ], the independent auditors, or another independent accounting firm with nationally recognized reputation, that have audited the consolidated financial statements of MetLife, shall have furnished to the Remarketing Agent a letter or letters, dated the respective dates of delivery thereof, in form and substance reasonably satisfactory to the Remarketing Agent, containing statements and information of the type ordinarily included in accountants' "comfort letters" with respect to certain financial information contained in the Prospectus and in the Remarketing Materials.

          (l) (i) Neither the Trust, the Company, MetLife nor any Significant Subsidiary shall has sustained since the date of the latest audited financial statements included in the Prospectus and the Remarketing Materials any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Prospectus or the Remarking Materials, and (ii) since the respective dates as of which information is given in the Prospectus and the Remarketing Materials there shall not have been any change in the surplus of MetLife or the capital stock or other ownership interests of the Trust or the Company or any increase in the long-term debt of the Trust or the Company, MetLife or their respective subsidiaries considered as a whole or any change, or any development involving a prospective change, in or affecting the business, financial position, stockholders' equity or results of operations of the Trust or of the Company, MetLife and the Significant Subsidiaries considered as a whole, otherwise than as set forth or contemplated in the Prospectus and the Remarketing Materials, the effect of which, in any such case described in clause
(i) or (ii), in the judgment of the Remarketing Agent, is so material and adverse as to make it impracticable or inadvisable to proceed with the Remarketing on the terms and in the manner contemplated herein;

          (m) On or after the date hereof (i) no downgrading shall have occurred in the rating accorded the debt securities of the Trust, the Company, MetLife or any Significant Subsidiary or the financial strength or claims paying ability of the Trust, the Company, MetLife, or any of their respective subsidiaries by A.M. Best & Co. or any "nationally recognized statistical rating organization", as that term is defined by the Commission for purposes of Rule 436(g)(2) under the Act, and (ii) no such organization shall have publicly announced that it has under surveillance or review, with possible negative implications, its rating of any debt security or the financial strength or the claims paying ability of the Trust, the Company, MetLife or any Significant Subsidiary;

          (n) On or after the date hereof there shall not have occurred any of the following: (i) a change in U.S. or international financial, political or economic conditions or currency exchange rate or exchange controls as would, in the judgment of the Remarketing Agent, be likely to prejudice materially the success of the proposed Remarketing, whether in the primary market or in respect of dealings in the secondary market; (ii) a suspension or material limitation in trading in securities generally on the Exchange; (iii) a suspension or material limitation in trading in the Company's or the Trust's securities on the Exchange; (iv) a general moratorium on commercial banking activities declared by either Federal or New York State authorities; or (v) the outbreak or escalation of hostilities involving the United States or the declaration by the United States of a national emergency or war, if the effect of any such event specified in this clause
     (v) in the judgment of the Remarketing Agent makes it impracticable or inadvisable to proceed with the Remarketing on the terms and in the manner contemplated in the Remarketing Agreement;

               (o) The Units shall have been duly listed, and the Issuable Common Stock, subject to notice of issuance, shall have been duly listed, on the Exchange;

               (p) The Company shall have complied with the provisions of
     Section 4(c) hereof with respect to the furnishing of Prospectus on the New York Business Day next succeeding the date of this Agreement; and

               (q) The Trust and the Company shall have furnished or caused to be furnished to the Remarketing Agent at the Remarketing Date certificates of officers of the Trust and the Company satisfactory to the Remarketing Agent as to the accuracy of the representations and warranties of the Company and the Trust herein at and as of the Remarketing Date, as to the performance by the Trust and the Company of all of their obligations hereunder to be performed at or prior to the Remarketing date, as to the matters set forth in subsections (a) and (l) of this Section 5 and as to such other matters as the Remarketing Agent may reasonably request.

          All opinions, letters, evidence and certificates mentioned above or elsewhere in this Agreement shall be deemed to be in compliance with the provisions hereof only if they are in form and substance reasonably satisfactory to the Remarketing Agent.

          Section 6. Indemnification and Contribution. (a) The Company and the Trust will jointly and severally indemnify and hold harmless the Remarketing Agent its partners, directors and officers and each person, if any, who controls such Remarketing Agent within the meaning of Section 15 of the Act, against any losses, claims, damages or liabilities, joint or several, to which the Remarketing Agent may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, the Registration Statement, the Prospectus or the Remarketing Materials, or any amendment or supplement(s) thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse the Remarketing Agent for any legal or other expenses reasonably incurred by the Remarketing Agent in connection with investigating or defending any such action or claim as such expenses are incurred; provided, that neither the Company nor the Trust shall be liable in any such case to the extent that any such loss, claim, damage or liability or action in respect thereof arises out of or is based upon an untrue statement, or alleged untrue statement or omission or alleged omission made in any Preliminary Prospectus, the Registration Statement, the Prospectus or the Remarketing Materials or any such amendment or supplement(s) in reliance upon and in conformity with written information furnished to the Company and the Trust by the Remarketing Agent expressly for use therein; provided, further, that neither the Trust nor the Company nor MetLife shall be liable to the Remarketing Agent under the indemnity agreement in this subsection (a) with respect to any Preliminary Prospectus to the extent that a court of competent jurisdiction has found by final and nonappealable order that any such loss, claim, damage or liability of the Remarketing Agent results from the fact that the Remarketing Agent sold any Remarketed Capital Securities to a person to whom there was not sent or given, at or prior to the written confirmation of such sale, a copy of the Prospectus as then amended or supplemented (it being understood that if at the time of any such claim the Remarketing Agent shall certify that it has sent or given the Prospectus as then amended or supplemented to any person making such claim at or prior to the written confirmation of such sale, it shall be presumed that such Prospectus has been so sent or given unless the Trust or the Company or MetLife shall have sustained the burden of proving, in a court of competent jurisdiction by a final and nonappealable order, that the facts are otherwise), if (i) such delivery to such person is required by
Section 5 of the Act, (ii) the Company or MetLife has furnished copies of such Prospectus as amended or supplemented to the Remarketing Agent a reasonable period of time prior to the Remarketing Agent being required so to deliver such Prospectus as amended or supplemented and (iii) the untrue or alleged untrue statement or omission or alleged omission of material fact contained in the Preliminary Prospectus was corrected by such Prospectus as amended or supplemented.

               (b) The Remarketing Agent will indemnify and hold harmless the Company or the Trust, as applicable, and in the case of the Company and the Trust, their respective directors and officers who sign the Registration Statement or the Remarketing Materials and each person, if any, who controls the Trust or the Company within the meaning of Section 15 of the Act against any losses, claims, damages or liabilities to which the Company, MetLife or the Trust may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, the Registration Statement, the Prospectus, the Remarketing Materials, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in any Preliminary Prospectus, the Registration Statement, the Remarketing Materials or the Prospectus or any such amendment or supplement in reliance upon and in conformity with written information furnished to the Company, or the Trust by such Remarketing Agent expressly for use therein; and will reimburse the Company, or the Trust, as applicable, for any legal or other expenses reasonably incurred by the Company or the Trust in connection with investigating or defending any such action or claim as such expenses are incurred.

          (c) Promptly after receipt by an indemnified party under subsection
(a) or (b) above of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under such subsection, notify the indemnifying party in writing of the commencement thereof; the omission so to notify the indemnifying party shall relieve it from any liability which it may have to any indemnified party under such subsection, to the extent the indemnifying party is actually prejudiced. In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and, after notice from the indemnifying party to such indemnified party of its election so to assume the defence thereof, the indemnifying party shall not be liable to such indemnified party under such subsection for any legal expenses of other counsel or any other expenses, in each case subsequently incurred by such indemnified party, in connection with the defense thereof other than reasonable costs of investigation. No indemnifying party shall, without the prior written consent of the indemnified party, effect the settlement or compromise of, or consent to the entry of any judgment with respect to, any pending or threatened action or claim in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified party is an actual or potential party to such action or claim) unless such settlement, compromise or judgment (i) includes an unconditional release of the indemnified party from all liability arising out of such action or claim and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act, by or on behalf of any indemnified party.

          (d) If the indemnification provided for in this Section 6 is unavailable to or insufficient to hold harmless an indemnified party under subsection (a) or (b) above in respect of any losses, claims, damages or liabilities (or actions in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities
(or actions in respect thereof) in such proportion as is appropriate to reflect the relative benefits received by the Company, and the Trust on the one hand and the Remarketing Agent on the other from the Remarketing. If, however, the allocation provided by the immediately preceding sentence is not permitted by applicable law or if the indemnified party failed to give the notice required under subsection (c) above, then each indemnifying party shall contribute to such amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company and the Trust on the one hand and the Remarketing Agent on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. The relative benefits received by the Company and the Trust on the one hand and the Remarketing Agent on the other shall be deemed to be in the same proportion as the aggregate stated liquidation amount (if the remarketed securities are the Capital Securities) or the aggregate principal amount (if the remarketed securities are the Debentures) of the remarketed securities bear to the remarketing fees received by the Remarketing Agent from the Issuers under this Agreement. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or the Trust on the one hand or the Remarketing Agent on the other and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company, the Trust and the Remarketing Agent agree that it would not be just and equitable if contributions pursuant to this subsection (d) were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to above in this subsection (d). The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above in this subsection (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this subsection (d), the Remarketing Agent shall not be required to contribute any amount in excess of the amount by which the aggregate stated liquidation amount (if the remarketed securities are the Capital Securities) or aggregate principal amount if the remarketed securities are the Debentures) of the remarketed securities exceeds the amount of any damages which the Remarketing Agent has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

          (e) The obligations of the Company and the Trust under this Section 6 shall be in addition to any liability which the Company or the Trust may otherwise have and shall extend, upon the same terms and conditions, to each person, if any, who controls the Remarketing Agent within the meaning of the Act. The obligations of the Remarketing Agent under this Section 6 shall be in addition to any liability which the Remarketing Agent may otherwise have and shall extend, upon the same terms and conditions, to each officer and director of the Company of the Trust and to each person, if any, who controls the Company or the Trust within the meaning of the Act.

          Section 7. Resignation and Removal of the Remarketing Agent. The Remarketing Agent may resign and be discharged from its duties and obligations hereunder, and Company may remove the Remarketing Agent, by giving [ ] days' prior written notice to the Trust, the Purchase Contract Agent and the Debenture Trustee and, in the case of a removal, the removed Remarketing Agent; provided
that (i) the Company may not remove the Remarketing Agent unless [          ]
and (ii) no such resignation nor any such removal shall become effective until the Company shall have appointed at least one nationally recognized broker-dealer as successor Remarketing Agent and such successor Remarketing Agent shall have entered into a remarketing agreement with the Issuers in which it shall have agreed to conduct the Remarketing in accordance with the Remarketing Procedures. In any such case, the Company will use its reasonable efforts to appoint a successor Remarketing Agent and enter into such a remarketing agreement with such person as soon as reasonably practicable. The provisions of Sections [ ] and 7 shall survive the resignation or removal of any Remarketing Agent pursuant to this Agreement.

          Section 8. Dealing in the Remarketed Capital Securities. The Remarketing Agent, when acting as a Remarketing Agent or in its individual or any other capacity, may, to the extent permitted by law, buy, sell, hold and deal in any of the Remarketed Capital Securities. The Remarketing Agent may exercise any vote or join in any action which any beneficial owner of Remarketed Capital Securities may be entitled to exercise or take pursuant to the Purchase Contract Agreement, the Declaration or the Indenture with like effect as if it did not act in any capacity hereunder. The Remarketing Agent, in its individual capacity, either as principal or agent, may also engage in or have an interest in any financial or other transaction with the Company, MetLife or the Trust as freely as if it did not act in any capacity hereunder.

          Section 9. Remarketing Agent's Performance; Duty of Care; Supervising Obligations. The duties and obligations of the Remarketing Agent shall be determined solely by the express provisions of this Agreement, the Purchase Contract Agreement and the Declaration. No implied covenants or obligations of or against the Remarketing Agent shall be read into this Agreement, the Purchase Contract Agreement or the Declaration. In the absence of bad faith on the part of the Remarketing Agent, the Remarketing Agent may conclusively rely upon any document furnished to it, which purports to conform to the requirements of this Agreement, the Purchase Contract Agreement or the Declaration as to the truth of the statements expressed in any of such documents. The Remarketing Agent shall be protected in acting upon any document or communication reasonably believed by it to have been signed, presented or made by the proper party or parties. The Remarketing Agent, acting under this Agreement, shall incur no liability to the company or to any holder of Remarketed Capital Securities in its individual capacity or as Remarketing Agent for any action or failure to act, on its part in connection with a Remarketing or otherwise, except if such liability is judicially determined to have resulted from the bad faith, negligence or willful misconduct on its part. The Remarketing Agent may, but shall not be obligated to purchase Remarketed Capital Securities for its own account.

     If at any time during the term of this Agreement, any Event of Default under the Indenture or the Declaration, or any event that with the passage of time or the giving of notice or both would become on Event of Default under the Indenture or the Declaration, has occurred and is continuing under the Indenture or the Declaration, then the obligations and duties of the Remarketing Agent under this Agreement shall be suspended until such default or event has been cured. The Company will cause the Indenture Trustee, the Purchase Contract Agent and the Administrators to give the Remarketing Agent notice of all such defaults and events of which such trustee, agent or administrator is aware.

     Section 10. Termination. This Agreement shall terminate as to the Remarketing Agent on the effective date of the resignation or removal of the Remarketing Agent pursuant to Section 7. In addition, the obligations of the Remarketing Agent hereunder may be terminated by it by notice given to the Company prior to 10:00 A.M., New York City time, on the Remarketing Date if, prior to that time, any of the events described in Sections [ ] shall have occurred.

     Section 11. Notices. Except as otherwise stated herein, all statements, requests, notices and agreements hereunder shall be in writing, and if to the Remarketing Agent shall be delivered or sent by mail or facsimile transmission
to                     ; if to the Company shall be delivered or sent by mail
or facsimile transmission to the address of the Company set forth in the Registration Statement, Attention: Secretary; if to the Trust shall be
delivered or sent by mail or facsimile transmission to:                      ;
if the Property Trustee shall be delivered or sent by mail; or facsimile
transmission to                         ; if to the Debenture Trustee shall
be delivered or sent by mail or facsimile transmission to                    ;
and if to the Collateral Agent or the Custodial Agent shall be delivered or sent
by mail or facsimile transmission to             .

Any such statements, requests, notices or agreements shall take effect at the time of receipt thereof.

     Section 12. This Agreement shall be binding upon, and inure solely to the benefit of, the Remarketing Agent, the Company and the Trust to the extent provided in Sections 6 and [ ] hereof, the officers and directors of the Company and the Trust and each person who controls the Company, the Trust or the Remarketing Agent, and their respective heirs, executors, administrators, successors and assigns, and no other person shall acquire or have any right under or by virtue of this Agreement. No purchaser or any of the Capital Securities from the Remarketing Agent shall be deemed a successor or assign by reason merely of such purchase.

     Section 13. Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF NEW YORK, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW.

     Section 14. Jurisdiction. The Issuers hereby submit to the nonexclusive jurisdiction of the Federal and state courts in the Borough of Manhattan in The City of New York in any suit or proceeding arising out of or relating to this Agreement or the transactions contemplated hereby.

     Section 15. Counterparts. This Agreement may be executed in one or more counterparts and, if executed in more than one counterpart, the executed counterparts shall each be deemed to be an original but all such counterparts shall together constitute one and the same instrument.

     Section 16. Headings. The headings herein are inserted for convenience of reference only and are not intended to be part of, or to affect the meaning or interpretation of, this Agreement.

     If the foregoing correctly sets forth the agreement among the Company, the Trust, the Purchase Contract Agent and the Remarketing Agent, please indicate your acceptance in the space provided for that purpose below.

                                   Very truly yours,

                                   MetLife, Inc.

                                   By:
                                       ----------------------------------------
                                       Name:
                                       Title:

                                   MetLife Capital Trust I

                                   By:
                                       ----------------------------------------
                                       Name:
                                       Title:

                                   Bank One Trust Company, N.A.
                                   as Purchase Contract Agent

                                   By:
                                       ----------------------------------------
                                       Name:
                                       Title:


Accepted:

[NAME OF REMARKETING AGENT]

By:
    -----------------------------
    Authorized Representative

                                   EXHIBIT A

                            SIGNIFICANT SUBSIDIARIES


                                      A-1